                                [JPMorgan Logo]
================================================================================

                                  $850,000,000

                      AMENDED AND RESTATED CREDIT AGREEMENT

                            Dated as of July 26, 2005

                                      among

                            KIMCO REALTY CORPORATION,

                            The Subsidiary Borrowers
                        from time to time parties hereto,

                               The Several Lenders
                        from time to time parties hereto,

                           JPMORGAN CHASE BANK, N.A.,
                               as Issuing Lender,

           WACHOVIA BANK, NATIONAL ASSOCIATION,                               UBS LOAN FINANCE LLC,
         THE BANK OF NOVA SCOTIA, NEW YORK AGENCY,                    WELLS FARGO BANK NATIONAL ASSOCIATION,
                  as Syndication Agents,                                     as Documentation Agents,

                     UFJ BANK LIMITED                                         BANK OF AMERICA, N.A.
                       SUNTRUST BANK                                           ROYAL BANK OF CANADA
                  MERRILL LYNCH BANK USA                                   MIZUHO CORPORATE BANK (USA)
               EUROHYPO AG, NEW YORK BRANCH                                US BANK NATIONAL ASSOCIATION
                   THE BANK OF NEW YORK                                     WESTLB AG, NEW YORK BRANCH
                       AMSOUTH BANK

                                                 as Managing Agents,
                                                                     MANUFACTURERS AND TRADERS TRUST COMPANY
               CITICORP NORTH AMERICA, INC.
                                                                       SUMITOMO MITSUI BANKING CORPORATION
                     BARCLAYS BANK PLC

      THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

                                                    as Co-Agents,

                           JPMORGAN CHASE BANK, N.A.,
                             as Administrative Agent
                                 ---------------

                            JPMORGAN SECURITIES INC.,
                    as Sole Bookrunner and Sole Lead Arranger

================================================================================

                                TABLE OF CONTENTS

                                                                                                              PAGE
ARTICLE I             DEFINITIONS................................................................................1

         SECTION 1.1           Defined Terms.....................................................................1

         SECTION 1.2           Other Definitional Provisions; Interpretation....................................23

         SECTION 1.3           Accounting Terms; GAAP...........................................................24

         SECTION 1.4           Exchange Rates...................................................................24

ARTICLE II            THE LOANS.................................................................................25

         SECTION 2.1           Competitive Bid Procedure........................................................25

         SECTION 2.2           Loans; Repayment of Existing Loans; Etc..........................................27

         SECTION 2.3           Prepayments......................................................................30

         SECTION 2.4           Conversion and Continuation Options..............................................31

         SECTION 2.5           Fees.............................................................................32

         SECTION 2.6           Interest Rates and Payment Dates.................................................32

         SECTION 2.7           Computation of Interest and Fees.................................................33

         SECTION 2.8           Inability to Determine Interest Rate.............................................33

         SECTION 2.9           Pro Rata Treatment and Payments..................................................34

         SECTION 2.10          Illegality.......................................................................35

         SECTION 2.11          Requirements of Law..............................................................35

         SECTION 2.12          Taxes............................................................................37

         SECTION 2.13          Indemnity........................................................................39

         SECTION 2.14          Change of Lending Office.........................................................39

         SECTION 2.15          Replacement of Lenders under Certain Circumstances...............................39

         SECTION 2.16          Additional Reserve Costs.........................................................40

ARTICLE III           LETTERS OF CREDIT.........................................................................40

         SECTION 3.1           L/C Commitment...................................................................40

         SECTION 3.2           Procedure for Issuance of Letters of Credit......................................41

         SECTION 3.3           Fees and Other Charges...........................................................41

         SECTION 3.4           L/C Participations...............................................................42

         SECTION 3.5           Reimbursement Obligation of the Borrowers........................................43

         SECTION 3.6           Obligations Absolute.............................................................43

         SECTION 3.7           Letter of Credit Payments........................................................44

         SECTION 3.8           Applications.....................................................................45

         SECTION 3.9           Replacement of the Issuing Lender; Alternate Issuing Lender......................45

                                                                                                              PAGE
         SECTION 3.10          Existing Letters of Credit.......................................................45

ARTICLE IV            REPRESENTATIONS AND WARRANTIES............................................................45

         SECTION 4.1           Financial Condition..............................................................46

         SECTION 4.2           No Change........................................................................46

         SECTION 4.3           Corporate Existence; Compliance with Law.........................................46

         SECTION 4.4           Corporate Power; Authorization; Enforceable Obligations..........................47

         SECTION 4.5           No Legal Bar.....................................................................47

         SECTION 4.6           No Material Litigation...........................................................47

         SECTION 4.7           No Default.......................................................................48

         SECTION 4.8           Ownership of Property............................................................48

         SECTION 4.9           Intellectual Property............................................................48

         SECTION 4.10          No Burdensome Restrictions; Disclosure...........................................48

         SECTION 4.11          Taxes............................................................................48

         SECTION 4.12          Federal Regulations..............................................................49

         SECTION 4.13          ERISA............................................................................49

         SECTION 4.14          Investment Company Act; Other Regulations........................................49

         SECTION 4.15          [Reserved].......................................................................49

         SECTION 4.16          Purpose..........................................................................49

         SECTION 4.17          Environmental Matters............................................................49

         SECTION 4.18          Insurance........................................................................50

         SECTION 4.19          Condition of Properties..........................................................50

         SECTION 4.20          Benefit of Loans.................................................................51

         SECTION 4.21          REIT Status......................................................................51

         SECTION 4.22          Solvency.........................................................................51

ARTICLE V             CONDITIONS................................................................................51

         SECTION 5.1           Conditions to Effectiveness / Effective Date.....................................51

         SECTION 5.2           Conditions to Each Extension of Credit...........................................53

ARTICLE VI            AFFIRMATIVE COVENANTS.....................................................................53

         SECTION 6.1           Financial Statements.............................................................53

         SECTION 6.2           Certificates; Other Information..................................................54

         SECTION 6.3           Payment of Obligations...........................................................55

         SECTION 6.4           Maintenance of Existence, etc....................................................55

         SECTION 6.5           Maintenance of Property; Insurance...............................................55

         SECTION 6.6           Inspection of Property; Books and Records; Discussions...........................55

         SECTION 6.7           Notices..........................................................................55

                                                                                                              PAGE
         SECTION 6.8           Environmental Laws...............................................................56

         SECTION 6.9           Baseline Conditions..............................................................57

ARTICLE VII           NEGATIVE COVENANTS........................................................................57

         SECTION 7.1           Financial Covenants..............................................................57

         SECTION 7.2           Limitation on Certain Fundamental Changes........................................58

         SECTION 7.3           Limitation on Restricted Payments................................................58

         SECTION 7.4           Limitation on Investments, Loans and Advances....................................59

         SECTION 7.5           Limitation on Transactions with Affiliates.......................................59

         SECTION 7.6           Limitation on Changes in Fiscal Year.............................................59

         SECTION 7.7           Limitation on Lines of Business; Issuance of Commercial Paper;
                               Creation of Subsidiaries; Negative Pledges; Swap Agreements......................59

ARTICLE VIII          EVENTS OF DEFAULT.........................................................................60

ARTICLE IX            THE AGENTS................................................................................63

         SECTION 9.1           The Agents.......................................................................63

         SECTION 9.2           Indemnification..................................................................65

         SECTION 9.3           The Syndication Agents,  Documentation Agents, Arrangers, and Bookrunners........66

ARTICLE X             MISCELLANEOUS.............................................................................66

         SECTION 10.1          Amendments and Waivers...........................................................66

         SECTION 10.2          Notices..........................................................................67

         SECTION 10.3          No Waiver; Cumulative Remedies...................................................68

         SECTION 10.4          Survival of Representations and Warranties.......................................68

         SECTION 10.5          Payment of Expenses and Taxes....................................................68

         SECTION 10.6          Successors and Assigns...........................................................68

         SECTION 10.7          Disclosure.......................................................................71

         SECTION 10.8          Increases of Revolving Credit Facility...........................................71

         SECTION 10.9          Extension of Maturity Date.......................................................72

         SECTION 10.10         Subsidiary Borrowers and Subsidiary Guarantors...................................73

         SECTION 10.11         Adjustments; Set-off.............................................................74

         SECTION 10.12         Counterparts.....................................................................75

         SECTION 10.13         Severability.....................................................................75

         SECTION 10.14         Integration......................................................................75

         SECTION 10.15         GOVERNING LAW....................................................................75

         SECTION 10.16         Submission to Jurisdiction; Waivers..............................................75

         SECTION 10.17         Acknowledgments..................................................................76

                                                                                                              PAGE
         SECTION 10.18         WAIVERS OF JURY TRIAL............................................................76

         SECTION 10.19         Confidentiality..................................................................76

         SECTION 10.20         Judgment Currency................................................................77

         SECTION 10.21         USA Patriot Act..................................................................77

         SECTION 10.22         Sharing Event....................................................................78

ARTICLE XI            GUARANTEE BY KIMCO........................................................................80

         SECTION 11.1          Guarantee........................................................................80

         SECTION 11.2          Guaranteed Obligations Not Waived................................................80

         SECTION 11.3          Guarantee of Payment.............................................................80

         SECTION 11.4          No Discharge or Diminishment of Guarantee........................................81

         SECTION 11.5          Defenses Waived; Maturity of Guaranteed Obligations..............................81

         SECTION 11.6          Agreement to Pay; Subordination..................................................82

         SECTION 11.7          Reinstatement....................................................................82

         SECTION 11.8          Information......................................................................82

EXHIBITS:

Exhibit A          --       Form of Assignment and Assumption
Exhibit B-1        --       Form of Revolving Credit Note
Exhibit B-2        --       Form of Competitive Loan Note
Exhibit C          --       Form of Subsidiary Guarantee
Exhibit D          --       Form of Opinion of Loan Party Counsel
Exhibit E          --       Form of Closing Certificate of a Borrower
Exhibit F          --       Form of Compliance Certificate
Exhibit G          --       Form of Adherence Agreement


SCHEDULES:

Schedule 1.1A      --       Lenders and Revolving Commitments Immediately After
                              Giving Effect to Effective Date
Schedule 1.1B      --       FFO Definition Variations
Schedule 1.1C      --       Exiting Lenders
Schedule 2.2       --       Existing Loans
Schedule 3.10      --       Existing Letters of Credit
Schedule 4.1       --       Certain Financial Disclosure
Schedule 4.2       --       Transaction(s) Referred to in Section 4.2
Schedule 4.19      --       Condemnation Proceedings
Schedule 7.2       --       Transaction(s) Referred to in Section 7.2
Schedule 10.10     --       Subsidiary Guarantors

                  AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 26, 2005, among KIMCO REALTY CORPORATION, a Maryland corporation ("Kimco"), the Subsidiaries of Kimco from time to time parties hereto (collectively, the "Subsidiary Borrowers"; together with Kimco, the "Borrowers"), the several banks, financial institutions and other entities from time to time parties to this Agreement (collectively, the "Lenders"), the Issuing Lender party hereto, WACHOVIA BANK, NATIONAL ASSOCIATION and THE BANK OF NOVA SCOTIA, NEW YORK AGENCY, as Syndication Agents (in such capacity, collectively, the "Syndication Agents"), UBS LOAN FINANCE LLC and WELLS FARGO BANK NATIONAL ASSOCIATION, as Documentation Agents (in such capacity, collectively, the "Documentation Agents"), UFJ BANK LIMITED, SUNTRUST BANK, MERRILL LYNCH BANK USA, EUROHYPO AG, NEW YORK BRANCH, THE BANK OF NEW YORK, AMSOUTH BANK, BANK OF AMERICA, N.A., ROYAL BANK OF CANADA, MIZUHO CORPORATE BANK (USA), US BANK NATIONAL ASSOCIATION AND WESTLB, NEW YORK BRANCH, as Managing Agents (in such capacity, collectively, the "Managing Agents"), CITICORP NORTH AMERICA, INC., BARCLAYS BANK PLC, THE GOVERNORS AND COMPANY OF THE BANK OF IRELAND, MANUFACTURERS AND TRADERS TRUST COMPANY AND SUMITOMO MITSUI BAKING CORPORATION, as Co-Agents (in such capacity, collectively, the "Co-Agents"), and JPMORGAN CHASE BANK, N.A., a national banking association (formerly known as JPMorgan Chase Bank), as administrative agent for the Lenders hereunder (in such capacity, the "Administrative Agent").

                                    RECITALS

                  WHEREAS, Kimco entered into the Credit Agreement, dated as of June 3, 2003 (as amended to the Effective Date, as defined below, the "Existing Credit Agreement"), with the several banks and other financial institutions or entities parties thereto (collectively, the "Existing Lenders"), Bank One, NA and Wachovia Bank, National Association, as Syndication Agents (the "Existing Syndication Agents"), UBS AG, Cayman Islands Branch, The Bank of Nova Scotia, New York Agency, as Documentation Agents (the "Existing Documentation Agents"), the Co-Agents party thereto (the "Existing Co-Agents"), and JPMorgan Chase Bank, N.A., as administrative agent.

                  WHEREAS, the parties hereto have agreed to amend and restate the Existing Credit Agreement as provided in this Agreement in order to, among other things, remove the Existing Lenders listed on Schedule 1.1C (collectively, the "Exiting Lenders") as parties and as Lenders, remove one or more certain Existing Syndication Agents, Existing Documentation Agents and Existing Co-Agents from serving as Syndication Agents, Documentation Agents or Co-Agents, as applicable, under this Agreement, and add one or more Persons as parties and as Lenders, Syndication Agents, Documentation Agents, Managing Agents and Co-Agents, as applicable.

                  WHEREAS, this Agreement shall become effective upon the satisfaction of certain conditions set forth in Section 5.1.

                  NOW, THEREFORE, in consideration of the above premises, the parties hereto hereby agree that on the Effective Date the Existing Credit Agreement shall be and hereby is amended and restated in its entirety as follows:

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.1       Defined Terms.

                  As used in this Agreement, the following terms shall have the following meanings:

                  "ABR": for any day, a rate per annum equal to the greater of
(a) the Prime Rate in effect on such day, and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by JPMCB as its prime rate in effect at its principal office in New York City, each change in the Prime Rate being effective from and including the date such change is publicly announced as being effective (the Prime Rate not being intended to be the lowest rate of interest charged by JPMCB in connection with extensions of credit to debtors); and "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it. If for any reason the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms thereof, the ABR shall be determined without regard to clause (b) of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the ABR due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

                  "ABR Loans": Revolving Credit Loans (or Competitive Loans affected by Section 2.10) the rate of interest applicable to which is based upon the ABR.

                  "Acceptable Jurisdiction": a jurisdiction (other than the United States) acceptable to the Administrative Agent in its sole discretion, including, if requested by the Administrative Agent in its sole discretion, based on satisfactory advice received by it from local counsel in such jurisdiction with respect to the procedure for enforcement of a U.S. judgment in such jurisdiction, and the collection of such judgment from assets located there.

                  "Adherence Agreement": an agreement substantially in the form of Exhibit G executed and delivered by Kimco and a Subsidiary Borrower to the Administrative Agent in connection with the admission of such Subsidiary Borrower as a Borrower hereunder.

                  "Adjusted Net Income": for any period, as to Kimco and the Consolidated Entities, Consolidated Net Income; provided that there shall be excluded the income (or deficit) of any Person other than Kimco accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with Kimco or any of its Subsidiaries.

                  "Administrative Agent": as defined in the introductory paragraph hereof. With respect to Alternate Currency Borrowings, the Administrative Agent may be an Affiliate of JPMCB for purposes of administering such Borrowings, and all references herein to the term "Administrative Agent" shall be deemed to refer to the Administrative Agent in respect of the applicable Borrowing or to all Administrative Agents, as the context requires; provided, that in the event an Affiliate of JPMCB is designated as an Administrative Agent hereunder with respect to any Alternate Currency Borrowings, the Borrowers shall only be obligated to deal with JPMCB as Administrative Agent hereunder with respect to matters other than requests for Alternate Currency Loans or conversions or continuations thereof or requests for the issuance, renewal, extension or amendment of Letters of Credit denominated in Alternate Currencies, and all actions and other decisions taken and/or made by JPMCB as Administrative Agent hereunder shall be binding upon such Affiliate of JPMCB in its capacity as an Administrative Agent hereunder.

                  "Administrative Questionnaire": as defined in Section 10.6.

                  "Affiliate": as to any Person, any other Person which, directly or indirectly, is in Control of, is Controlled by, or is under common control with, such Person.

                  "Agreement": this Amended and Restated Credit Agreement.

                  "Alternate Currency": EURO, Sterling or Yen and any other currency (other than dollars) that is freely tradable and exchangeable into dollars in the London market and approved in writing as an Alternate Currency by the Borrowers, the Administrative Agent, and all the Lenders in their sole discretion.

                  "Alternate Currency Loan": a Tranche B Loan denominated in an Alternate Currency.

                  "Alternate Issuing Lender": as defined in Section 3.9(b).

                  "Applicable Margin": with respect to each Revolving Credit Loan at any date, the applicable percentage per annum set forth below based upon the Status on such date:

                               Level I       Level II      Level III      Level IV       Level V        Level VI
                               Status        Status        Status         Status         Status         Status
                               ------        ------        ------         ------         ------         ------
Eurocurrency Loans, and        0.40%         0.45%         0.55%          0.65%          0.85%          1.15%
Money Market Loans

ABR Loans                      0%            0%            0%             0%             0%             0.40%


                  "Applicable Percentage": as to any Lender at any time, the percentage which such Lender's Revolving Commitment, Tranche A Commitment or Tranche B Commitment, as applicable, then constitutes of the aggregate Revolving Commitments, Tranche A Commitments or Tranche B Commitments, as applicable, of all Lenders (or, at any time after the Revolving Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender's Revolving Exposure, Tranche A Exposure or Tranche B Exposure, as applicable, then outstanding constitutes of the aggregate principal amount of the Revolving Exposure, Tranche A Exposure or Tranche B Exposure, as applicable, of all Lenders then outstanding (for purposes of this definition, treating the Issuing Lender as if it were a L/C Participant)).

                  "Application": an application, in such form as the Issuing Lender may specify from time to time, requesting the Issuing Lender to issue a Letter of Credit.

                  "Assignment and Assumption": as defined in Section 10.6.

                  "Available Commitment": as to any Lender, at any time of determination, an amount equal to such Lender's Revolving Commitment at such time minus such Lender's Revolving Exposure at such time.

                  "Baseline Conditions": as to any Wholly Owned Subsidiary, in connection with the incurrence by such Subsidiary of any obligations in respect of the Revolving Credit Facility, that such Subsidiary (a) at the time of determination can truthfully make each of the Baseline Representations and Warranties in all material respects and (b) if such Subsidiary is not organized under the laws of any state of the United States, (x) shall be organized under the laws of an Acceptable Jurisdiction or (y) shall have submitted for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, including for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof.

                  "Baseline Representations and Warranties": as defined in the first paragraph of Article IV.

                  "Board": the Board of Governors of the Federal Reserve System of the United States of America (or any successor).

                  "Borrowers": as defined in the introductory paragraph hereof.

                  "Borrowing": (a) Tranche A Loans of the same Type, made, converted or continued on the same date and, in the case of Eurocurrency Loans, as to which a single Interest Period is in effect, (b) Tranche B Loans of the same Type, made, converted or continued on the same date and, in the case of Eurocurrency Loans, as to which a single Interest Period is in effect, and (c) a Competitive Loan or a group of Competitive Loans of the same Type made on the same date and as to which a single Interest Period is in effect.

                  "Borrowing Date": any Business Day specified in a notice pursuant to Section 2.2(d) as a date on which any Borrower requests the Lenders to make Revolving Credit Loans hereunder.

                  "Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close; provided that, when used in connection with (i) a Eurocurrency Loan denominated in dollars or in an Alternate Currency other than EURO, the term "Business Day" shall also exclude any day on which commercial banks are not open for dealings (A) in dollar deposits in the London interbank market or, as the case may be, (B) in deposits of such Alternate Currency in its principal domestic market and (ii) any Loan denominated in EURO, the term "Business Day" shall also exclude any day on which the TARGET payment system is not open for the settlement of payment in EURO.

                  "Calculation Date": (a) each date on which a Borrowing involving an Alternate Currency occurs and (b) the last Business Day of each calendar month.

                  "Capital Stock": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

                  "Cash Equivalents": (i) securities denominated in Dollars or any other currency of any Qualified Jurisdiction (any of the foregoing, "Currency"), in any event issued or directly and fully guaranteed or insured by the United States Government or any other Qualified Jurisdiction, as applicable, or any agency or instrumentality of any of them, having maturities of not more than one year from the date of acquisition, (ii) time deposits and certificates of deposit denominated in Currency having maturities of not more than one year from the date of acquisition of any Lender or of any domestic commercial bank the senior long-term unsecured debt of which is rated at least A or the equivalent thereof by S&P or A2 or the equivalent thereof by Moody's and having capital and surplus in excess of $500,000,000 (or the equivalent in the applicable Currency), (iii) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (i) and
(ii) entered into with any bank meeting the qualifications specified in clause
(ii) above, (iv) commercial paper denominated in Currency rated at least A-1 or the equivalent thereof by S&P or P-1 or the equivalent thereof by Moody's and in either case maturing within 90 days after the date of acquisition and (v) investments in money market funds that have assets in excess of $2,000,000,000 (or the equivalent in the applicable Currency), are managed by recognized and responsible institutions and invest all of their assets in (x) obligations of the types referred to in clauses (i), (ii), (iii) and (iv) above and (y) commercial paper denominated in Currency having at least the rating described in clause (iv) above and maturing within 270 days after the date of acquisition.

                  "Change in Control": (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934, as amended, and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) of Capital Stock representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Capital Stock of Kimco; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of Kimco by Persons who were neither (i) nominated by the board of directors of Kimco nor (ii) appointed by directors so nominated; or (c) the acquisition of direct or indirect Control of Kimco by any Person or group.

                  "Class": when used in reference to any Loan, refers to whether such Loan is a Revolving Credit Loan or Competitive Loan.

                  "Co-Agents":  as defined in the introductory paragraph hereof.

                  "Code": the Internal Revenue Code of 1986, as amended from time to time.

                  "Commitment Period": the period from and including the date of this Agreement to but not including the Termination Date.

                  "Commonly Controlled Entity": an entity, whether or not incorporated, which is under common control with Kimco within the meaning of
Section 4001 of ERISA or is part of a group which includes Kimco and which is treated as a single employer under Section 414 of the Code.

                  "Competitive Bid": an offer by a Lender to make a Competitive Loan in accordance with Section 2.1.

                  "Competitive Bid Rate": with respect to any Competitive Bid, the Margin or Fixed Rate, as applicable, offered by the Lender making such Competitive Bid.

                  "Competitive Bid Request": a request by Kimco for Competitive Bids in accordance with Section 2.1.

                  "Competitive Loan Notes": as defined in Section 2.2(b).

                  "Competitive Loans": a Loan made pursuant to Section 2.1.

                  "Confidential Memorandum": the Confidential Information Memorandum, dated June 2005, with respect to Kimco and the Revolving Credit Facility herein.

                  "Consolidated Entities": as of any date of determination, any entities whose financial results are consolidated with those of Kimco in accordance with GAAP.

                  "Consolidated Net Income": for any period, net income (or loss) of Kimco and the Consolidated Entities for such period determined on a consolidated basis in accordance with GAAP.

                  "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

                  "Control": the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

                  "Currency": as defined in the definition of the term "Cash Equivalents".

                  "Default": any of the events specified in Article VIII, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

                  "Documentation Agents": as defined in the introductory paragraph hereof.

                  "Dollar Equivalent": on any date of determination, (a) with respect to any amount in dollars, such amount, and (b) with respect to any amount in an Alternate Currency, the equivalent in dollars of such amount, determined by the Administrative Agent pursuant to Section 1.4(b) using the Exchange Rate with respect to such Alternate Currency at the time in effect under the provisions of such Section.

                  "Dollars", "dollars" and "$": lawful currency of the United States of America.

                  "EBITDA": for any Person, the consolidated net income of such Person and its Subsidiaries before income taxes, interest, depreciation, amortization, gains or losses on sales of operating real estate and marketable securities, any provisional benefit for income taxes, noncash impairment charges, and gains or losses on extraordinary items in accordance with GAAP and gains or losses on early extinguishment of debt.

                  "Effective Date": the date on which the conditions set forth in Section 5.1 shall be satisfied (or waived in accordance with Section 10.1).

                  "EMU Legislation": the legislative measures of the European Union for the introduction of, changeover to or operation of the EURO in one or more member states.

                  "Environmental Laws": any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect, in each case to the extent the foregoing are applicable to Kimco, any Entity or any of their respective assets or properties.

                  "Entity": as of any date of determination, any Consolidated Entity or Unconsolidated Entity.

                  "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "EURO" and the sign "(euro)": the single currency of the participating member states of the European Union as constituted by the Treaty on European Union and as referred to in the EMU Legislation.

                  "Eurocurrency Loans": Revolving Credit Loans and Competitive Loans, the rate of interest applicable to which is based upon the Eurocurrency Rate.

                  "Eurocurrency Rate": with respect to any Eurocurrency Loan for any interest period, the rate appearing on Page 3750 or 3740, as applicable, of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates in the London interbank market) at approximately 11:00 a.m., London time, on the Quotation Day for such interest period, as the rate for deposits in the currency of such Eurocurrency Loan with a maturity comparable to such interest period; provided that, with respect to any borrowing of Sterling, the "Eurocurrency Rate" with respect to such borrowing for such interest period shall be the rate at which deposits in Sterling for the Dollar Equivalent of $5,000,000 and for a maturity comparable to such interest period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such interest period.

                  "Eurocurrency Tranche": the collective reference to Eurocurrency Loans the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

                  "Event of Default": any of the events specified in Article VIII, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

                  "Exchange Rate": on any day, with respect to any Alternate Currency, the rate at which such Alternate Currency may be exchanged into dollars, as set forth at approximately 11:00 a.m., London time, on such day on the Reuters World Currency Page for such Alternate Currency. In the event that such rate does not appear on any Reuters World Currency Page, the Exchange Rate shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon in writing by the Administrative Agent and Kimco, or, in the absence of such agreement, such Exchange Rate shall instead be the arithmetic average of the spot rates of exchange of the Administrative Agent in the market where its Alternate Currency exchange operations in respect of such Alternate Currency are then being conducted, at or about 11:00 a.m., local time, on such date for the purchase of dollars for delivery two (2) Business Days later; provided that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent, after consultation with Kimco, may use any reasonable method it deems appropriate to determine such rate, and such determination shall be conclusive absent manifest error.

                  "Existing Credit Agreement": the Credit Agreement dated as of June 3, 2003 among Kimco, the several banks, financial institutions and other entities from time to time parties thereto, the Issuing Lender party thereto, BANK ONE, NA and WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agents, UBS AG, CAYMAN ISLANDS BRANCH and THE BANK OF NOVA SCOTIA, NEW YORK AGENCY, as Documentation Agents, THE BANK OF NEW YORK, EUROHYPO AG, NEW YORK BRANCH, KEYBANK NATIONAL ASSOCIATION, MERRILLLYNCH BANK USA and SUNTRUST, as Co-Agents, and JPMORGAN CHASE BANK, N.A., as administrative agent for the lenders thereunder, as in effect on the date hereof.

                  "Existing Lenders":  as defined in the Recitals hereto.

                  "Existing Loans": any loans made under the Existing Credit Agreement that are outstanding as of the Effective Date. The amount of the Existing Loans is set forth on Schedule 2.2.

                  "Existing Notes": all promissory notes issued to Existing Lenders under the Existing Credit Agreement that have not been replaced by subsequent promissory notes issued to Existing Lenders under the Existing Credit Agreement.

                  "Existing Co-Agents": as defined in the Recitals hereto.

                  "Existing Documentation Agents": as defined in the Recitals hereto.

                  "Existing Syndication Agents": as defined in the Recitals hereto.

                  "Exiting Lenders": as defined in the Recitals hereto.

                  "Extended Maturity Date":  as defined in Section 10.9.

                  "Facility Fee Rate": the applicable percentage per annum set forth below based upon the Status on the date of the relevant facility fee payment:

         Level I           Level II         Level III         Level IV         Level V           Level VI
         Status            Status           Status            Status           Status            Status
         ------            ------           ------            ------           ------            ------
         0.125%            0.125%           0.15%             0.20%            0.25%             0.25%

                  "Federal Funds Effective Rate": as defined in the definition of the term "ABR".

                  "Fee Letter": the letter dated June 14, 2005 among Kimco, JPMCB and J.P. Morgan regarding certain fees payable in connection with the Revolving Credit Facility.

                  "FFO": funds from operations, as calculated based upon the NAREIT definition in effect on the date of said calculation or in a manner consistent with Kimco's prior reporting (with any variation from the NAREIT definition being specified in Schedule 1.1B).

                  "Final Date": as defined in Section 2.11(d).

                  "Financing Lease": any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of such lessee.

                  "Fixed Rate": with respect to any Competitive Loan (other than a Competitive Loan which is a Eurocurrency Loan), the fixed rate of interest per annum specified by the Lender making such Competitive Loan in its related Competitive Bid.

                  "Fixed Rate Loan": a Competitive Loan bearing interest at a Fixed Rate.

                  "GAAP": generally accepted accounting principles in the United States of America.

                  "Governmental Authority": any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Gross Asset Value": as of any relevant date, an amount equal to the sum, without duplication, of (a) Total Adjusted EBITDA, calculated with respect to the most recent Test Period ended on or before such date annualized and capitalized at 8.25%, plus (b) Unrestricted Cash and Cash Equivalents of Kimco and the Consolidated Entities as of such date, plus (c) the sum of the following items of Kimco and the Consolidated Entities: (i) land and development projects as of such date valued at "cost", (ii) mezzanine and mortgage loan receivables valued at the lower of cost or market at such date and marketable securities at the value reflected in the consolidated financial statements of Kimco as of such date, plus (d) Kimco's investments in and advances to the Noncontrolled Entities valued at the lower of cost or market at such date, provided that the items described in clauses (c) and (d) shall not be taken into account to the extent that the amounts thereof exceed, in the aggregate, 35% of Gross Asset Value, plus (e) 100% of the bona fide purchase price of Identified Properties as of such date, and provided, further, that not more than 25% in the aggregate of items comprising Gross Asset Value shall be attributable to assets located outside of the United States or to assets owned by Entities not organized in and having principal offices in the United States.

                  "Guarantee Obligation": as to any Person (the "guaranteeing person"), any obligation (determined without duplication) of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counter-indemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the maximum stated amount of the primary obligation relating to such Guarantee Obligation (or, if less, the maximum stated liability set forth in the instrument embodying such Guarantee Obligation); provided that in all events (and regardless of the existence of a stated liability amount), the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by Kimco in good faith.

                  "Guarantor": at any particular time, (a) Kimco and/or (b) each Subsidiary that is a party to a Subsidiary Guarantee at such time.

                  "Identified Property": as of any time, Properties acquired during the most recent Test Period.

                  "Income REIT": Kimco Income Operating Partnership, L.P., a Delaware limited partnership.

                  "Indebtedness": of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), to the extent such obligations constitute indebtedness for the purposes of GAAP, (c) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (d) all obligations of such Person under Financing Leases,
(e) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (f) all Guarantee Obligations of such Person,
(g) reimbursement obligations for letters of credit and other contingent liabilities, (h) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, and (i) the net obligations (contingent or otherwise) of such Person at such date under interest rate hedging agreements.

                  "Insolvency": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

                  "Insolvent": pertaining to a condition of Insolvency.

                  "Intellectual Property": as defined in Section 4.9.

                  "Interest Payment Date": (a) as to any ABR Loan, the last day of each calendar month to occur while such ABR Loan is outstanding and the Termination Date, (b) as to any Eurocurrency Loan, the last day of the Interest Period with respect thereto and, in the case of a Eurocurrency Loan with an Interest Period of more than three (3) months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three (3) months' duration after the first day of such Interest Period, (c) as to any Money Market Loan, the Money Market Loan Maturity Date applicable thereto, and (d) as to any Fixed Rate Loan, the last day of the Interest Period applicable to the borrowing of which such Fixed Rate Loan is a part and, in the case of a Fixed Rate Loan with an Interest Period of more than 90 days' duration (unless otherwise specified in the applicable Competitive Bid Request), each day prior to the last day of such Interest Period that occurs at intervals of 90 days' duration after the first day of such Interest Period, and any other days that are specified in the applicable Competitive Bid Request as Interest Payment Dates with respect to such Fixed Rate Loan.

                  "Interest Period":

                  (a) with respect to any Eurocurrency Loan:

                           (i) initially, the period commencing on the borrowing
or conversion date, as the case may be, with respect to such Eurocurrency Loan and ending one (1) week (only in the case of a Competitive Loan) or two (2) weeks (only in the case of a Competitive Loan) or one (1), two (2), three (3) or six (6) months thereafter, as selected by the applicable Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

                           (ii) thereafter, each period commencing on the last
day of the next preceding Interest Period applicable to such Eurocurrency Loan and ending one (1) week (only in the case of a Competitive Loan) or two (2) weeks (only in the case of a Competitive Loan) or one (1), two (2), three (3) or six (6) months thereafter, as selected by the applicable Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

                  (b) with respect to any Fixed Rate Loan: each period, which shall not be less than 7 days or more than 180 days, commencing on the date of such borrowing and ending on the date specified in the applicable Competitive Bid Request;

provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

         (1) if any Interest Period pertaining to a Eurocurrency Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

         (2) any Interest Period pertaining to a Eurocurrency Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

         (3) in no event shall any Interest Period end on a day subsequent to the Termination Date.

                  "Investment Entity": as to any Person, a corporation, limited liability company, partnership or other entity in which Kimco has a direct or indirect interest, but which is not a Subsidiary.

                  "ISP": the International Standby Practices (1998), International Chamber of Commerce Publication No. 590, and, if acceptable to the Issuing Lender in its sole discretion, as the same may be amended or revised from time to time.

                  "Issuing Lender": JPMCB, in its capacity as issuer of any Letter of Credit, and any Alternate Issuing Lender appointed pursuant to Section 3.9(b). The Issuing Lender may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Lender (provided that such designation (a) does not result in any increased cost or liability to any Borrower in any underlying transaction supported by such Letter of Credit as opposed to the cost or liability to such Borrower of a Letter of Credit issued by JPMCB or (b) is approved in writing by the applicable Borrower or Kimco), in which case the term "Issuing Lender" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

                  "Issuing Lender Affiliate": as defined in Section 10.6.

                  "JPMCB": JPMorgan Chase Bank, N.A.

                  "J.P. Morgan": J.P. Morgan Securities Inc.

                  "Kimco": As defined in the introductory paragraph hereof.

                  "L/C Commitment": the Dollar Equivalent of $100,000,000.

                  "L/C Fee Payment Date": with respect to each Letter of Credit, the last Business Day of each March, June, September and December to occur while such Letter of Credit is outstanding.

                  "L/C Fee Rate": with respect to each Letter of Credit at any date, the applicable percentage per annum set forth below based upon the Status on such date:

Level I               Level II           Level III           Level IV           Level V             Level VI
Status                Status             Status              Status             Status              Status
------                ------             ------              ------             ------              ------
0.40%                 0.45%              0.55%               0.65%              0.85%               1.15%

                  "L/C Obligations": at any time, an amount equal to the sum of
(a) the Tranche A L/C Obligations and the Tranche B L/C Obligations at such time.

                  "L/C Participants": the collective reference to all the Lenders other than the Issuing Lender.

                  "Lender Party": each of Administrative Agent, the Issuing Lender and the Lenders.

                  "Lenders": as defined in the introductory paragraph hereof.

                  "Letters of Credit": the Tranche A Letters of Credit and the Tranche B Letters of Credit.

                  "Lien": any mortgage, pledge, hypothecation, assignment (including any collateral assignment but excluding any assignment of an asset made in lieu of a sale thereof where the assignor is paid the fair market value of such asset by the assignee and the assignee assumes all of the rights and obligations attributable to ownership of such asset), deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing).

                  "Loan": each loan made by the Lenders to any Borrower pursuant to this Agreement, including any Competitive Loans, any Tranche A Loans and any Tranche B Loans (whether such Loans are Fixed Rate Loans, Eurocurrency Loans, ABR Loans or Money Market Loans).

                  "Loan Documents": this Agreement, the Notes, the Applications, each Subsidiary Guarantee (if any) and the Fee Letter, and any instrument or agreement waiving, amending, or supplementing any Loan Document.

                  "Loan Parties": as of any applicable date of determination,
(a) Kimco, (b) each other applicable Borrower and (c) each applicable Guarantor other than Kimco.

                  "Majority Lenders": at any date, the holders of at least 51% of the sum of the Dollar Equivalent of aggregate unpaid principal amount of the Revolving Credit Loans, the Competitive Loans and the L/C Obligations; provided that if such sum is zero, then the Majority Lenders shall be the holders of at least 51% of the sum of the aggregate Revolving Commitments.

                  "Managing Agents": as defined in the introductory paragraph hereof.

                  "Margin": with respect to any Competitive Loan bearing interest at a rate based on the Eurocurrency Rate, the marginal rate of interest, if any, to be added to or subtracted from the Eurocurrency Rate to determine the rate of interest applicable to such Loan, as specified by the Lender making such Loan in its related Competitive Bid.

                  "Material Adverse Effect": a material adverse effect on (a) the business, operations, property, condition (financial or otherwise) or prospects of Kimco and its Subsidiaries taken as a whole, (b) the ability of Kimco to perform its obligations under the Loan Documents or (c) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder.

                  "Materials of Environmental Concern": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

                  "Maturity Date": (i) the date that is the third anniversary of the date of this Agreement, or (ii) if the term of the Revolving Credit Facility is extended pursuant to Section 10.9, the Extended Maturity Date; provided that references hereunder to the Maturity Date shall be to the Maturity Date specified in clause (i) unless and until extended in accordance with said
Section 10.9.

                  "Money Market Loan Maturity Date": with respect to any Money Market Loan, the maturity date requested by the applicable Borrower in connection therewith (which date shall in no event be later than the earlier of (a) 29 days after the Borrowing Date thereof or (b) the Termination Date).

                  "Money Market Loans": Revolving Credit Loans denominated in Dollars the rate of interest applicable to which is based upon the Money Market Rate.

                  "Money Market Rate": with respect to any proposed Money Market Loan, the quoted rate per annum obtained by the Administrative Agent with respect thereto, and accepted by each Lender, in its sole discretion, no later than 10:00 A.M., New York City time, on the requested Borrowing Date.

                  "Money Market Tranche": the collective reference to Money Market Loans having the same Borrowing Date and Money Market Loan Maturity Date.

                  "Moody's": Moody's Investors Service, Inc.

                  "Multiemployer Plan": a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                  "NAREIT": The National Association of Real Estate Investment Trusts.

                  "Net Worth": at any date of determination, an amount equal to
(a) Gross Asset Value as of such date minus (b) Total Indebtedness as of such date.

                  "Noncontrolled Entity": any of the following Unconsolidated
Entities: (i) the Income REIT, Kimco Retail Opportunity Portfolio, LLC, or "Rio Can/Canadian Ventures", (ii) any entity in which the only investment by Kimco or any Affiliate thereof consists of preferred stock or securities of another entity having characteristics analogous to those of preferred stock, or (iii) any entity as to which Kimco (together with its Affiliates) does not have the power to direct the acquisition, financing, disposition and other major decisions regarding property owned by such entity.

                  "Non-Excluded Taxes": as defined in Section 2.12(a).

                  "Non-Recourse Indebtedness": Indebtedness the documentation with respect to which expressly provides that (a) the lender(s) thereunder (and any agent for such lender(s)) may not seek a money judgment against the Person issuing such Indebtedness or (b) recourse for payment in respect of such Indebtedness is limited to those assets or Capital Stock of the Person issuing such Indebtedness which secure such Indebtedness (except in the case of customary indemnities or customary potential recourse carve-outs contained in such documentation, provided that if a claim is made in connection with such indemnities or potential recourse carve-outs, such claim shall not constitute Non-Recourse Indebtedness for the purposes of this Agreement); provided that, notwithstanding the foregoing, any Indebtedness which would otherwise constitute Recourse Indebtedness (or which would not constitute Non-Recourse Indebtedness hereunder), shall be included as Non-Recourse Indebtedness for all purposes hereunder if and to the extent such Indebtedness is not recourse (either contractually or by operation of law) to Kimco (except in the case of customary indemnities or customary potential recourse carve-outs contained in the applicable documentation, provided that if a claim is made in connection with such indemnities or potential recourse carve-outs, such claim shall not constitute Non-Recourse Indebtedness for the purposes of this Agreement).

                  "Non-U.S. Lender": as defined in Section 2.12(b).

                  "Notes": the collective reference to the Revolving Credit Notes and any Competitive Loan Notes.

                  "Obligated Property Owner": as defined in the definition of the term "Unencumbered Properties".

                  "Obligations": with respect to any Borrower, all obligations, liabilities and Indebtedness of every nature of such Borrower from time to time owing to any Lender, the Issuing Lender, or the Administrative Agent, under or in connection with this Agreement or any other Loan Document, in each case whether primary, secondary, direct, indirect, contingent, fixed or otherwise, including interest accruing at the rate provided in the applicable Loan Document on or after the commencement of any bankruptcy or insolvency proceeding, whether or not allowed or allowable.

                  "Ownership Percentage": (i) in respect of a Wholly Owned Subsidiary, 100%, and (ii) in respect of (A) any other Consolidated Entity (other than a Wholly Owned Subsidiary) or (B) an Unconsolidated Entity, Kimco's direct and indirect percentage interest in such entity determined in accordance with GAAP.

                  "Participant": as defined in Section 10.6.

                  "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

                  "Permitted Encumbrances": (a) Liens imposed by law for taxes
(x) that are not yet due and delinquent, or (y) where (A) the validity or amount thereof is being contested in good faith by appropriate proceedings, (B) the Person responsible for such taxes is Kimco or a Wholly Owned Subsidiary and has set aside on its books adequate reserves with respect thereto in accordance with GAAP, and (C) the failure to make payment pending such contest could not reasonably be expected to have a Material Adverse Effect, (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days, except where (i) the validity or amount thereof is being contested in good faith by appropriate proceedings, (ii) the Person responsible for the charges so secured is Kimco or a Wholly Owned Subsidiary and has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (iii) the failure to make payment pending such contest could not reasonably be expected to have a Material Adverse Effect, (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations, (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business, and (e) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of Kimco or of any Wholly Owned Subsidiary that has any direct or indirect interest in any Unencumbered Property; provided that the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness.

                  "Person": an individual, partnership, limited liability company, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                  "Plan": at a particular time, any employee benefit plan which is covered by ERISA and in respect of which Kimco or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                  "Prime Rate": as defined in the definition of the term "ABR".

                  "Property": real property owned by Kimco or any of the Entities, or in which Kimco, any of the Consolidated Entities, or any of the Unconsolidated Entities has a leasehold interest.

                  "Property Gross Revenues": with respect to any Property, for any period, all gross income, revenues and consideration, of whatever form or nature, received by or paid to or for the account or benefit of the Person owning such Property, in each instance during such period, in connection with the ownership, operation, leasing and occupancy of such Property, including the following: (a) amounts received under leases, including base rent, escalation, overage, additional, participation, percentage and similar rentals, late charges and interest payments and amounts received on account of maintenance or service charges, real estate taxes, assessments, utilities, air conditioning and heating, insurance premiums and other administrative, management, operating, leasing and maintenance expenses for such property, but excluding until earned security deposits, prepaid rents and other refundable receipts, (b) rents and receipts from licenses, concessions, vending machines and similar items, (c) parking fees and rentals, (d) other fees, charges or payments not denominated as rental of office, retail, storage, parking or other space in such Property, and
(e) payments received as consideration, in whole or in part, for the cancellation, modification, extension or renewal of leases; but in any event excluding the proceeds of any financing or asset sales in respect of all or any portion of such Property.

                  "Property NOI": with respect to any Property, for any period, an amount equal to the excess, if any, of (a) Property Gross Revenues in respect of such Property for such period over (b) Property Operating Expenses in respect of such Property for such period.

                  "Property Operating Expenses: with respect to any Property, for any period, the sum of all expenses incurred during such period with respect to the ownership, operation, leasing and occupancy of such Property, including the following: (a) real estate taxes; (b) special assessments or similar charges paid during such period; (c) personal property taxes; (d) costs of utilities, air conditioning and heating; (e) maintenance and repair costs of a non-capital nature; (f) operating expenses and fees; (g) wages and salaries of on-site employees engaged in the operation and management of such Property, including employer's social security taxes and other taxes, insurance benefits and the like, levied on or with respect to such wages or salaries; (h) premiums payable for insurance carried on or with respect to such Property; (i) advertising and promotion costs; (j) rental expense; and (k) in the case of any Property owned or operated by an Investment Entity, any obligation of Kimco or any of its Subsidiaries (contingent or otherwise) to contribute funds to such Investment Entity. The following shall be excluded from Property Operating Expenses: (1) foreign, U.S., state and local income taxes, franchise taxes or other taxes based on income, (2) depreciation, amortization and any other non-cash deduction for income tax purposes, (3) interest expenses of the Person owning such Property, (4) property management fees payable to Kimco or its Affiliates, and
(5) any expenditures made for capital improvements and the cost of leasing commissions.

                  "Qualified Jurisdiction": at any time of determination, any jurisdiction in which Kimco or any of its Subsidiaries is doing business at such time the government of which jurisdiction is internationally recognized at such time, including by the United States Government.

                  "Quotation Day" means, in connection with any Borrowing of Eurocurrency Loans for a particular Interest Period, the day that is two (2) Business Days before the first day of such Interest Period unless market practice differs in the relevant interbank market for a currency, in which case the Quotation Day for such currency will be determined by the Administrative Agent in accordance with market practice in the relevant interbank market (and if quotations would normally be given by leading banks in the relevant interbank market on more than one day, the Quotation Day will be the last of such days).

                  "Rating Agencies": the collective reference to S&P and Moody's.

                  "Recourse Indebtedness": any Indebtedness of any Person, (A) to the extent that Kimco is liable for direct claims for payment of such debt, or (B) to the extent that the payment of such debt is guaranteed by Kimco or that Kimco otherwise stands as a surety or accommodation party for such debt, or
(C) as to which a Lien securing such debt has been placed against any assets of Kimco (excluding from this clause (C) Non-Recourse Indebtedness of Kimco). (Any such Indebtedness shall not be treated as Recourse Indebtedness solely because of customary potential recourse carveouts contained in documentation, provided that if a claim is made in connection with such potential recourse carve-outs, such claim shall constitute Recourse Indebtedness for the purposes of this Agreement).

                  "Register": as defined in Section 10.6.

                  "Regulation U": Regulation U of the Board as in effect from time to time.

                  "Reimbursement Obligation": the obligation of any Borrower to reimburse the Issuing Lender pursuant to Section 3.5(a) for amounts drawn under Letters of Credit.

                  "Reorganization": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

                  "Reportable Event": any of the events set forth in Section 4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under Sections .13, .14, .16, .18, .19 or .20 of PBGC Reg. ss. 2615.

                  "Representation and Warranty Date": (a) the Effective Date,
(b) the date of any Borrowing, and (c) the date of issuance, renewal, extension or amendment of any Letter of Credit.

                  "Required Lenders": at any time, the holders of at least 66-2/3% of the aggregate Revolving Commitments, or, if the Revolving Commitments have been terminated, the sum of the aggregate unpaid principal amount of the Competitive Loans and the Revolving Exposure at such time.

                  "Requirement of Law": as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Responsible Officer": with respect to any Person, the chief executive officer and the president of such Person or, with respect to financial matters, the chief financial officer or the treasurer of such Person.

                  "Revolving Commitment": as to any Lender, the sum of such Lender's Tranche A Commitment and Tranche B Commitment, as such amount may be changed from time to time in accordance with the provisions of this Agreement. The initial aggregate amount of the Lenders' Revolving Commitments is $850,000,000.

                  "Revolving Credit Facility": the revolving credit facility established pursuant to this Agreement.

                  "Revolving Credit Loans": as defined in Section 2.2(a)(i).

                  "Revolving Credit Note": as defined in Section 2.2(b).

                  "Revolving Exposure": as to any Lender at any time, an amount equal to the sum of such Lender's Tranche A Exposure and Tranche B Exposure at such time.

                  "S&P": Standard & Poor's Ratings Services.

                  "Sharing Event": (a) the occurrence of an Event of Default described in paragraph (f) of Article VIII; (b) the acceleration of any Loans and L/C Obligations pursuant to Article VIII; or (c) the occurrence of an Event of Default described in paragraph (a) of Article VIII that continues after the Maturity Date.

                  "Single Employer Plan": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

                  "Solvent": as to any Person, that, as of any date of determination, (a) the amount of the present fair saleable value of the assets of such Person will, as of such date, exceed the amount of all liabilities of such Person, contingent or otherwise, as of such date, as determined in accordance with applicable U.S. federal and state laws (or analogous applicable foreign laws) governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its existing or anticipated debts as such debts become absolute and matured, and (c) such Person will not have as of such date, an unreasonably small amount of capital with which to conduct its business.

                  "Status": as to Kimco, the existence of Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status or Level VI Status, as the case may be.

                  As used in this definition:

                           "Level I Status" exists at any date if, at such date, Kimco has a long-term senior unsecured debt rating of A or better by S&P and A2 or better by Moody's;

                           "Level II Status" exists at any date if, at such date, Level I Status does not exist and Kimco has a long-term senior unsecured debt rating of A- or better by S&P and A3 or better by Moody's;

                           "Level III Status" exists at any date if, at such date, neither Level I Status nor Level II Status exists and Kimco has a long-term senior unsecured debt rating of BBB+ or better by S&P and Baa1 or better by Moody's;

                           "Level IV Status" exists at any date if, at such date, neither Level I Status, Level II Status nor Level III Status exists and Kimco has a long-term senior unsecured debt rating of BBB or better by S&P and Baa2 or better by Moody's;

                           "Level V Status" exists at any date if, at such date, neither Level I Status, Level II Status, Level III Status nor Level IV Status exists and Kimco has a long-term senior unsecured debt rating of BBB- or better by S&P and Baa3 or better by Moody's; and

                           "Level VI Status" exists at any date if, at such date, none of Level I Status, Level II Status, Level III Status, Level IV Status or Level V Status exists;

provided that (i) in the event of a "split" rating, the Applicable Margin, Facility Fee Rate, and L/C Fee Rate shall be based upon the higher of the two ratings, (ii) Kimco may, at its option, obtain a debt rating from a third nationally-recognized rating agency, in which case the Applicable Margin, Facility Fee Rate, and L/C Fee Rate shall be based on the lower of the two highest ratings, at least one of which must be Moody's or S&P, and (iii) if S&P and/or Moody's shall cease to issue ratings of debt securities of real estate investment trusts generally, then the Administrative Agent and Kimco shall negotiate in good faith to agree upon a substitute rating agency or agencies (and to correlate the system of ratings of such substitute rating agency with that of the rating agency for which it is substituting) and (a) until such substitute rating agency or agencies are agreed upon, Status shall be determined on the basis of the rating assigned by the other rating agency (or, if both S&P and Moody's shall have so ceased to issue such ratings, on the basis of the Status in effect immediately prior thereto) and (b) after such substitute rating agency or agencies are agreed upon, Status shall be determined on the basis of the rating assigned by the other rating agency and such substitute rating agency or the two substitute rating agencies, as the case may be.

                  "Sterling" or "(pound)": the lawful money of the United
Kingdom.

                  "Subsidiary": as to any Person, a corporation, limited liability company, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, limited liability company, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a direct or indirect Subsidiary or Subsidiaries of Kimco.

                  "Subsidiary Borrower Representation and Warranty Date": the date of any Borrowing by, or issuance, renewal, extension or amendment of any Letter of Credit for the account of, any Subsidiary Borrower.

                  "Subsidiary Borrowers": as defined in Section 10.10.

                  "Subsidiary Guarantee": each Guarantee, substantially in the form of Exhibit C, executed and delivered by a Subsidiary Guarantor, in accordance with the terms of this Agreement.

                  "Subsidiary Guarantor": as defined in Section 10.10.

                  "Swap Agreement": any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of Kimco or any Affiliate thereof shall be a Swap Agreement.

                  "Syndication Agents": as defined in the introductory paragraph hereof.

                  "Termination Date": the date that is the earliest to occur of
(a) the Maturity Date, (b) the date on which the Revolving Commitments hereunder shall be terminated or otherwise permanently reduced to zero pursuant to this Agreement, or (c) the date on which the Loans shall become due and payable hereunder by acceleration.

                  "Test Period": a period of two (2) consecutive fiscal quarters of Kimco.

                  "Total Adjusted EBITDA": for any Test Period, Total EBITDA for such period minus (without duplication) (i) replacement reserves of $0.25 per square foot of gross leasable area per annum, pro-rated for the applicable period, (ii) non-cash revenue for such period attributable to straight-lining of rents, (iii) EBITDA for such period attributable to Noncontrolled Entities, (iv) income for such period from mezzanine and mortgage loan receivables, (v) dividend and interest income from marketable securities, (vi) EBITDA for such period attributable to Identified Properties, and (vii) Kimco's and its Affiliates' management fee income and other income (excluding all items referred to in any other clause of this definition) for such period not attributable to Properties, provided that the items referred to in this clause (vii) shall be taken into account only to the extent that the amounts of such items, in the aggregate, exceed 10% of Total EBITDA.

                  "Total Debt Service": in respect of any Test Period, interest expense plus scheduled principal debt amortization for Kimco and the Consolidated Entities on the aggregate principal amount of their respective Indebtedness (provided that (i) there shall be excluded optional prepayments and balloon payments due at maturity, and (ii) in the case of any Indebtedness that amortizes in annual installments, there shall be included in the aggregate 50% of the amount of such annual installments payable during such Test Period and 50% of the amount of such annual installments payable during the two immediately succeeding fiscal quarters), plus preferred stock dividends paid during such Test Period.

                  "Total EBITDA": for any period, Adjusted Net Income of Kimco and the Consolidated Entities before income taxes, interest, depreciation, amortization, gains or losses on sales of operating real estate and marketable securities, any provision or benefit for income taxes, noncash impairment charges, and gains or losses on extraordinary items in accordance with GAAP and gains or losses on early extinguishment of debt, plus, without duplication, EBITDA of Unconsolidated Entities.

                  "Total Indebtedness": as of any date of determination, all Indebtedness of Kimco, of its Wholly Owned Subsidiaries and any other Consolidated Entities, outstanding at such date.

                  "Total Recourse Indebtedness": as of any date of determination, the aggregate principal amount of all Indebtedness of Kimco and of the Consolidated Entities outstanding at such date (excluding Non-Recourse Indebtedness and Indebtedness that is contractually subordinated to the indebtedness of Kimco and its Affiliates under the Loan Documents).

                  "Total Secured Indebtedness": as of any date of determination, the aggregate of (i) Indebtedness of Kimco or of any of the Consolidated Entities outstanding as of such date, secured by any asset of Kimco or the Consolidated Entities, and (ii) all unsecured third party Indebtedness of the Consolidated Entities to Persons other than Kimco or any Consolidated Entity outstanding as of such date.

                  "Total Unsecured Interest Expense": actual interest expense (accrued, paid, or capitalized) on all unsecured debt of Kimco and of the Consolidated Entities.

                  "Tranche": any Eurocurrency Tranche or Money Market Tranche.

                  "Tranche A Commitment": as to any Lender, the obligation (if any) to make Tranche A Loans to and/or issue or participate in Tranche A Letters of Credit issued on behalf of Borrowers hereunder in an aggregate principal and/or face amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 1.1A under the heading "Tranche A Commitment (Dollars Only)," as such amount may be changed from time to time in accordance with the provisions of this Agreement. The initial aggregate amount of the Lenders' Tranche A Commitments is $650,000,000.

                  "Tranche A Exposure": as to any Lender at any time, an amount equal to the sum of (a) the outstanding aggregate amount of such Lender's Tranche A Loans at such time and (b) such Lender's Applicable Percentage of the Tranche A L/C Obligations then outstanding.

                  "Tranche A L/C Obligations": at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Tranche A Letters of Credit and (b) the aggregate amount of drawings under Tranche A Letters of Credit that have not then been reimbursed pursuant to
Section 3.5(a).

                  "Tranche A Letters of Credit": letters of credit issued by the Issuing Lender pursuant to this Agreement, to the extent such Letters of Credit are deemed, pursuant to the provisions of this Agreement, to be a use of the Tranche A Commitment, including the letters of credit referred to in Schedule 3.10.

                  "Tranche A Loans": Revolving Credit Loans made by the Lenders pursuant to this Agreement, to the extent such Loans are deemed, pursuant to the provisions of this Agreement, to be a use of the Tranche A Commitment.

                  "Tranche B Commitment": as to any Lender, the obligation (if any) to make Tranche B Loans to and/or issue or participate in Tranche B Letters of Credit issued on behalf of Borrowers hereunder in an aggregate principal and/or face amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 1.1A under the heading "Tranche B Commitment (Dollars or Alternate Currency)," as such amount may be changed from time to time in accordance with the provisions of this Agreement. The initial aggregate amount of the Lenders' Tranche B Commitments is $200,000,000.

                  "Tranche B Exposure": as to any Lender at any time, an amount equal to the sum of (a) the Dollar Equivalent of the outstanding aggregate amount of such Lender's Tranche B Loans at such time and (b) such Lender's Applicable Percentage of the Tranche B L/C Obligations then outstanding.

                  "Tranche B L/C Obligations": at any time, an amount equal to the sum of (a) the Dollar Equivalent of the aggregate then undrawn and unexpired amount of the then outstanding Tranche B Letters of Credit and (b) the Dollar Equivalent of the aggregate amount of drawings under Tranche B Letters of Credit that have not then been reimbursed pursuant to Section 3.5(a).

                  "Tranche B Letters of Credit": letters of credit issued by the Issuing Lender pursuant to this Agreement, to the extent such Letters of Credit are deemed, pursuant to the provisions of this Agreement, to be a use of the Tranche B Commitment, including the letters of credit referred to in Schedule 3.10.

                  "Tranche B Loans": Revolving Credit Loans made by the Lenders pursuant to this Agreement, to the extent such Loans are deemed, pursuant to the provisions of this Agreement, to be a use of the Tranche B Commitment.

                  "Transferee": as defined in Section 10.7.

                  "Type": as to any Revolving Credit Loan, its nature as an ABR Loan, a Eurocurrency Loan or a Money Market Loan; as to any Competitive Loan, its nature as a Eurocurrency Loan or a Fixed Rate Loan.

                  "Unconsolidated Entity": as of any date of determination, a corporation, partnership, limited liability company, trust, joint venture, or other business entity in which Kimco, directly or indirectly through ownership of one or more intermediary entities, owns an equity interest but that is not required in accordance with GAAP to be consolidated with Kimco for financial reporting purposes.

                  "unencumbered": with respect to any asset, as of any date of determination, the circumstance that such asset on such date (a) is not subject to any Liens or claims (including restrictions on transferability or assignability) of any kind (excluding Permitted Encumbrances), (b) is not subject to any agreement (including (i) any agreement governing Indebtedness incurred in order to finance or refinance the acquisition of such asset and (ii) if applicable, the organizational documents of any Entity) which prohibits or limits the ability of Kimco or any of the Entities to create, incur, assume or suffer to exist any Lien upon, or convey, sell, lease, transfer or otherwise dispose of, any assets or Capital Stock of Kimco or any of the Entities (excluding any agreement which limits generally the amount of secured Indebtedness which may be incurred by Kimco and the Entities) and (c) is not subject to any agreement (including any agreement governing Indebtedness incurred in order to finance or refinance the acquisition of such asset) which entitles any Person to the benefit of any Lien (other than Permitted Encumbrances) on any assets or Capital Stock of Kimco or any of the Entities, or would entitle any Person to the benefit of any Lien (other than Permitted Encumbrances) on such assets or Capital Stock upon the occurrence of any contingency (other than pursuant to an "equal and ratable" clause contained in any agreement governing Indebtedness).

                  "Unencumbered Asset Value": as of any date of determination, an amount calculated with respect to the most recent Test Period ended on or before such date, equal to the sum of (a) the Value of Unencumbered Properties as of such date plus (b) the sum of (i) unencumbered mezzanine and mortgage loan receivables (valued at the lower of cost or market as of such date), (ii) unencumbered marketable securities (at the value reflected in the consolidated financial statements of Kimco as of such date), provided that the items described in this clause (ii) and in the preceding clause (i) shall not be taken into account to the extent that the amounts of such items exceed, in the aggregate, 15% of Unencumbered Asset Value, and (iii) unencumbered land and development projects (valued at the lower of cost or market as of such date), provided that the amount described in this clause (iii) shall not be taken into account to the extent that it exceeds 10% of Unencumbered Asset Value, plus (c) Unrestricted Cash and Cash Equivalents of Kimco and the Consolidated Entities as of the last day of such period (which items shall be taken into account only to the extent that the amounts thereof, in the aggregate, exceed $15,000,000), and provided, further, that (i) not more than 15% in the aggregate of items comprising Unencumbered Asset Value shall be attributable to assets located outside of the United States or to assets owned by Entities not organized in and having principal offices in the United States, and (ii) assets located in or owned by Entities organized in any place other than the United States or an Acceptable Jurisdiction shall not be included to any extent.

                  "Unencumbered Assets NOI": for any period, Unencumbered Property NOI plus, to the extent not in excess of 10% of Unencumbered Assets NOI, the sum of dividend and interest income from unencumbered marketable securities and unencumbered mezzanine and mortgage loan receivables.

                  "Unencumbered Properties": (i) Properties wholly owned by Kimco or by a Wholly Owned Subsidiary (or in which Kimco or a Wholly Owned Subsidiary has a leasehold interest to the extent eligible pursuant to clause
(b) of the second sentence of the definition of the term "Unencumbered Property NOI"), as to which Kimco has control, which Properties are unencumbered (including freedom from restrictions, whether on the Property itself or the entity holding such Property, on pledging such Property or the stock, limited liability company interests, partnership interests, or other ownership interests of any Person having an ownership interest in such Property as collateral or selling such Property), and (ii) other unencumbered Properties as to which Kimco or a Wholly Owned Subsidiary owns (directly or through the ownership of an interest in a Consolidated Entity) a majority of the equity interests or has a leasehold interest, as above, and has the power to direct acquisition, disposition, financing, and other major property decisions (which shall not include Properties owned by or through Noncontrolled Entities); provided that no such Property shall be treated as an Unencumbered Property at any time during which any Person (other than Kimco) having any direct or indirect ownership interest in such Property (a "Property Owner") has any Indebtedness or has any obligation or liability, whether primary, secondary, direct, indirect, fixed, contingent, or otherwise (including as a guarantor or other surety or accommodation party, as the general partner of a partnership that has Recourse Indebtedness, under applicable law, or otherwise) in respect of any Indebtedness (an "Obligated Property Owner"), unless at such time each such Obligated Property Owner is a Wholly Owned Subsidiary of Kimco and a Subsidiary Guarantor pursuant to an effective Subsidiary Guarantee.

                  "Unencumbered Property NOI": for any period, Property NOI for such period of Unencumbered Properties owned by Kimco or a Wholly Owned Subsidiary and the percentage equal to Kimco's Ownership Percentage interest in the applicable Property of Property NOI for such period of other Unencumbered Properties, in each case net of (i) management fees of 3% of revenues and (ii) replacement reserves of $0.25 per square foot per annum (pro-rated for the applicable Test Period) of gross leasable area, from Unencumbered Properties. For the purpose of determining Unencumbered Property NOI, (a) no property owned by any Noncontrolled Entity shall be included, and (b) leasehold positions will be eligible if (i) with respect to the lease term, either (x) more than 25 years remains in such lease term or (y) such lease term is renewable in the sole discretion of Kimco for one or more successive periods aggregating (together with the remaining current lease term) more than 25 years so long as, in the case of this clause (y), periodic rent increases shall be at levels comparable to those that are customarily applicable to leases having initial terms in excess of 25 years, (ii) such leasehold position is mortgageable and the terms of the lease include customary secured lender protections (including that (A) the lessor shall notify any holder of a security interest in such leasehold interest of the occurrence of any default by the lessee under such lease and shall afford such holder the right to cure such default, and (B) in the event that such lease is terminated, such holder shall have the option to enter into a new lease having terms substantially identical to those contained in the terminated lease), and (iii) the Unencumbered Property NOI in respect of such leasehold positions included in any calculation of Value of Unencumbered Properties for any Test Period shall not be taken into account to the extent that it exceeds, in the aggregate, 20% of Unencumbered Property NOI for such Test Period.

                  "Uniform Customs": the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, and if acceptable to the Issuing Lender in its sole discretion, as the same may be amended or revised from time to time.

                  "United States" means the United States of America, including the States and the District of Columbia, but excluding its territories and possessions.

                  "Unrestricted Cash and Cash Equivalents": as of any date of determination, the sum of (a) the Dollar Equivalent of the aggregate amount of Unrestricted cash then held by Kimco or any of the Consolidated Entities and (b) the Dollar Equivalent of the aggregate amount of Unrestricted Cash Equivalents (valued at the lower of cost and fair market value) then held by Kimco or any of the Consolidated Entities. As used in this definition, "Unrestricted" means, with respect to any asset, the circumstance that such asset is not subject to any Liens or claims of any kind in favor of any Person.

                  "Unsecured Debt": all Indebtedness which is not secured by a Lien on any income, Capital Stock, property or asset.

                  "Value of Unencumbered Properties": for any period, an amount equal to Unencumbered Property NOI for such period (less Unencumbered Property NOI of Unencumbered Properties that are Identified Properties) with respect to the most recent Test Period annualized and capitalized at 8.25% (provided that such annualized and capitalized Unencumbered Property NOI in respect of Unencumbered Properties not wholly owned by Kimco or a Wholly Owned Subsidiary shall not be taken into account to the extent that it exceeds, in the aggregate, 20% of the total Value of Unencumbered Properties), plus 100% of the bona fide purchase price of such Unencumbered Properties that are Identified Properties.

                  "Wholly Owned Subsidiary": any entity all of the capital stock of which and any and all equivalent ownership interests of which (other than directors' qualifying shares required by law) are owned by Kimco directly or indirectly through one or more Wholly Owned Subsidiaries.

                  "Yen" or "(yen)": the lawful money of Japan.

SECTION 1.2       Other Definitional Provisions; Interpretation.

         (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any other Loan Document or any certificate or other document made or delivered pursuant hereto or thereto.

         (b) Without limiting Section 1.3, as used herein and in any other Loan Document, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to Kimco and its Subsidiaries not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

         (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

         (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         (e) Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.

         (f) The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation".

         (g) The word "will" shall be construed to have the same meaning and effect as the word "shall".

         (h) Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein),
(ii) any reference herein to any Person shall be construed to include such Person's successors and assigns, and (iii) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 1.3       Accounting Terms; GAAP.

                  Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if Kimco notifies the Administrative Agent that Kimco requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies Kimco that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

SECTION 1.4       Exchange Rates.

         (a) Not later than 12:00 noon, New York City time, three (3) Business Days prior to each Calculation Date beginning with the date on which the initial Alternate Currency Borrowing is made, the Administrative Agent shall determine the Exchange Rate as of such Calculation Date with respect to each relevant Alternate Currency. The Exchange Rates so determined shall become effective on the relevant Calculation Date, shall remain effective until the next succeeding Calculation Date, and shall for all purposes of this Agreement (other than Section 2.2, Section 10.20, or any other provision expressly requiring the use of a current Exchange Rate) be the Exchange Rates employed in converting any amounts between dollars and any Alternate Currency.

         (b) Not later than 5:00 p.m., New York City time, on each Calculation Date, the Administrative Agent shall determine the aggregate amount of the Dollar Equivalents of the principal amounts of Alternate Currency Loans or L/C Obligations then outstanding (after giving effect to any Alternate Currency Loans made or repaid on such date or any L/C Obligations incurred or repaid on such date). The Administrative Agent shall determine the aggregate amount of the Dollar Equivalent of all other amounts denominated in an Alternate Currency at the applicable time provided for its making such determination pursuant to this Agreement (and such determinations shall be conclusive and binding on the parties hereto in the absence of manifest error).

                                   ARTICLE II

                                    THE LOANS

SECTION 2.1       Competitive Bid Procedure.

         (a) Subject to the terms and conditions set forth herein, from time to time during the Commitment Period, Kimco may request Competitive Bids and may (but shall not have any obligation to) accept Competitive Bids and borrow Competitive Loans denominated in Dollars in an aggregate principal amount outstanding at any time not to exceed fifty percent (50%) of the aggregate Revolving Commitments; provided that after giving effect thereto the sum of the total Revolving Exposure of all the Lenders plus the aggregate principal amount of outstanding Competitive Loans shall not exceed the total Revolving Commitments. Competitive Loans shall not be available in any Alternate Currency. To request Competitive Bids, Kimco shall notify the Administrative Agent of such request by telephone (x) in the case of a borrowing of Competitive Loans based on a Eurocurrency Rate, not later than 11:00 a.m., New York City time, four (4) Business Days before the date of the proposed borrowing, and (y) in the case of a borrowing of Fixed Rate Loans, not later than 10:00 a.m., New York City time, one (1) Business Day before the date of the proposed borrowing; provided that Kimco may submit up to (but not more than) three (3) Competitive Bid Requests on the same day, but a Competitive Bid Request shall not be made within five (5) Business Days after the date of any previous Competitive Bid Request, unless any and all such previous Competitive Bid Requests shall have been withdrawn or all Competitive Bids received in response thereto rejected. Each such telephonic Competitive Bid Request shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Competitive Bid Request in a form approved by the Administrative Agent and signed by Kimco. Each such telephonic and written Competitive Bid Request shall specify the following information:

                  (i) the aggregate amount of the requested Borrowing, which shall be in Dollars;

                  (ii) the date of such Borrowing, which shall be a Business
Day;

                  (iii) whether such Borrowing is to be based on a Eurocurrency Rate or at a Fixed Rate;

                  (iv) the Interest Period to be applicable to such Borrowing, which shall be a period contemplated by the definition of the term "Interest Period";

                  (v) the date of maturity of such Borrowing; and

                  (vi) the location and number of Kimco's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.2(d).

Promptly following receipt of a Competitive Bid Request in accordance with this Section, the Administrative Agent shall notify the Lenders of the details thereof by telecopy, inviting the Lenders to submit Competitive Bids.

         (b) Each Lender may (but shall not have any obligation to) make one or more Competitive Bids to Kimco in response to a Competitive Bid Request. Each Competitive Bid by a Lender must be in a form approved by the Administrative Agent and must be received by the Administrative Agent by telecopy (x) in the case of a borrowing of a Competitive Loan at a rate based on the Eurocurrency Rate, not later than 9:30 a.m., New York City time, three (3) Business Days before the proposed date of such borrowing, and (y) in the case of a borrowing of a Fixed Rate Loan, not later than 9:30 a.m., New York City time, on the proposed date of such borrowing. Competitive Bids that do not conform substantially to the form approved by the Administrative Agent may be rejected by the Administrative Agent, and the Administrative Agent shall notify the applicable Lender as promptly as practicable. Each Competitive Bid shall specify
(i) the principal amount (which shall be a minimum of $5,000,000 and an integral multiple of $1,000,000 and which may equal the entire principal amount of the borrowing of a Competitive Loan requested by Kimco) of the Competitive Loan or Loans that the applicable Lender is willing to make, (ii) the Competitive Bid Rate or Rates at which such Lender is prepared to make such Loan or Loans (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places) and (iii) the Interest Period applicable to each such Loan and the last day thereof.

         (c) The Administrative Agent shall promptly notify Kimco by telecopy of the Competitive Bid Rate and the principal amount specified in each Competitive Bid and the identity of the Lender that shall have made such Competitive Bid.

         (d) Subject only to the provisions of this paragraph, Kimco may accept or reject any Competitive Bid. Kimco shall notify the Administrative Agent by telephone, confirmed by telecopy in a form approved by the Administrative Agent, whether and to what extent it has decided to accept or reject each Competitive Bid (x) in the case of a Competitive Loan based on a Eurocurrency Rate, not later than 10:30 a.m., New York City time, three (3) Business Days before the date of the proposed borrowing, and (y) in the case of a Fixed Rate Loan, not later than 10:30 a.m., New York City time, on the proposed date of the borrowing; provided that (i) the failure of Kimco to give any such notice shall be deemed to be a rejection of each Competitive Bid, (ii) Kimco shall not accept a Competitive Bid made at a particular Competitive Bid Rate if Kimco rejects a Competitive Bid made at a lower Competitive Bid Rate, (iii) the aggregate amount of the Competitive Bids accepted by Kimco shall not exceed the aggregate amount of the requested borrowing for Competitive Loans specified in the related Competitive Bid Request, (iv) to the extent necessary to comply with clause
(iii) above, Kimco may accept Competitive Bids at the same Competitive Bid Rate in part, which acceptance, in the case of multiple Competitive Bids at such Competitive Bid Rate, shall be made pro rata in accordance with the amount of each such Competitive Bid, and (v) except pursuant to clause (iv) above, no Competitive Bid shall be accepted for a Competitive Loan unless such Competitive Loan is in a minimum principal amount of $5,000,000 and an integral multiple of $1,000,000; provided, further, that if a Competitive Loan must be in an amount less than $5,000,000 because of the provisions of clause (iv) above, such Competitive Loan may be for a minimum of $1,000,000 or any integral multiple thereof, and in calculating the pro rata allocation of acceptances of portions of multiple Competitive Bids at a particular Competitive Bid Rate pursuant to clause (iv) the amounts shall be rounded to integral multiples of $1,000,000 in a manner determined by Kimco. A notice given by Kimco pursuant to this paragraph shall be irrevocable.

         (e) The Administrative Agent shall promptly notify each bidding Lender by telecopy whether or not its Competitive Bid has been accepted (and, if so, the amount and Competitive Bid Rate so accepted), and each successful bidder will thereupon become bound, subject to the terms and conditions hereof, to make the Competitive Loan in respect of which its Competitive Bid has been accepted.

         (f) If the entity which is the Administrative Agent shall elect to submit a Competitive Bid in its capacity as a Lender, it shall submit such Competitive Bid directly to Kimco at least one quarter of an hour earlier than the time by which the other Lenders are required to submit their Competitive Bids to the Administrative Agent pursuant to paragraph (b) of this Section.

SECTION 2.2       Loans; Repayment of Existing Loans; Etc.

         (a) Revolving Commitments.

                  (i) Subject to the terms and conditions hereof, each Lender severally agrees to make revolving credit loans ("Revolving Credit Loans") to the Borrowers, without double-counting (i.e., amounts advanced by a Lender in respect of its Tranche A Commitment shall not be counted in reduction of its Tranche B Commitment, or vice versa) (x) in the case of Lenders with a Tranche A Commitment, in Dollars only, from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding which, when added to such Lender's Applicable Percentage of the then outstanding Tranche A L/C Obligations, does not exceed the amount of such Lender's Tranche A Commitment, and (y) in the case of Lenders with a Tranche B Commitment, in Dollars or in an Alternate Currency, from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding the Dollar Equivalent of which, when added to such Lender's Applicable Percentage of the then outstanding Tranche B L/C Obligations, does not exceed the amount of such Lender's Tranche B Commitment; provided that no Money Market Loan shall be available in an Alternate Currency. During the Commitment Period the Borrowers may use the Revolving Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. Notwithstanding anything to the contrary contained in this Agreement, in no event shall, at any time, the sum of the Revolving Exposure of all of the Lenders plus the aggregate principal amount of outstanding Competitive Loans exceed the aggregate Revolving Commitments then in effect.

                  (ii) Each Revolving Credit Loan shall be made as part of a borrowing consisting of Revolving Credit Loans made by the Lenders in accordance with their respective Applicable Percentages of the Tranche A Commitments or the Tranche B Commitments, as applicable, and to the extent such Revolving Credit Loan is made shall constitute a use of the Tranche A Commitment or the Tranche B Commitment, as applicable. Each Competitive Loan shall be made in accordance with the procedures set forth in Section 2.1. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Revolving Commitments and Competitive Bids of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

                  (iii) Subject to Section 2.8 and Section 2.10, Revolving Credit Loans denominated in Dollars may from time to time be Eurocurrency Loans, ABR Loans, or Money Market Loans or a combination thereof, as determined by the applicable Borrower and notified to the Administrative Agent in accordance with Sections 2.2(d) and 2.4, provided that no Revolving Credit Loan shall be made as a Eurocurrency Loan after the day that is one (1) month prior to the Termination Date. Revolving Credit Loans denominated in an Alternate Currency shall be composed entirely of Eurocurrency Loans and shall only be made using Tranche B Commitments. Each Lender at its option may make any Eurocurrency Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the applicable Borrower to repay such Loan in accordance with the terms of this Agreement; provided, further, that each applicable Lender shall at all times comply with the requirements of this Agreement in respect thereto, including
Section 2.12, and no Lender shall make any such election if and to the extent the same would cause the applicable Borrower to increase its payment obligations hereunder. Subject to Section 2.8 and Section 2.10, any Competitive Loan may from time to time be a Eurocurrency Loan or a Fixed Rate Loan as the applicable Borrower may request in accordance with Section 2.1.

         (b) Notes. The Revolving Credit Loans made by each Lender shall be evidenced by a promissory note executed and delivered by the applicable Borrower at the request of such Lender, substantially in the form of Exhibit B-1, with appropriate insertions as to payee and date (a "Revolving Credit Note"), payable to the order of such Lender in a principal amount equal to the aggregate unpaid principal amount of all Revolving Credit Loans made by such Lender. The Competitive Loans made by each Lender shall be evidenced by a promissory note executed and delivered by Kimco at the request of such Lender, substantially in the form of Exhibit B-2, with appropriate insertions as to payee and date (a "Competitive Loan Note"), payable to the order of such Lender. Each Lender is hereby authorized to record, as applicable, the date, Type and amount of each Revolving Credit Loan or Competitive Loan made by such Lender, each continuation thereof, each conversion of all or a portion thereof to another Type, the date and amount of each payment or prepayment of principal thereof and, in the case of Fixed Rate Loans and Eurocurrency Loans, the length of each Interest Period with respect thereto and, in the case of Money Market Loans, the Money Market Loan Maturity Date with respect thereto, on the schedule (including any continuation thereof) annexed to and constituting a part of its Revolving Credit Note or Competitive Loan Note, as the case may be, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded; provided that the failure by any Lender to make any such recordation or any error in such recordation shall not affect the obligations of any Borrower under this Agreement or the Notes.

         (c) Repayment of Loans. Kimco shall pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Competitive Loan on the last day of the Interest Period applicable to such Loan. Each Borrower shall repay all then outstanding Revolving Credit Loans and Competitive Loans made to such Borrower on the Termination Date (or, if earlier, the applicable Money Market Loan Maturity Date in respect of a Money Market Loan) to the Administrative Agent for the account of each Lender in the currency in which such Loan was made.

         (d) Procedure for Borrowing Revolving Credit Loans. The Borrowers may borrow Revolving Credit Loans during the Commitment Period on any Business Day, provided that the applicable Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, (i) three (3) Business Days (or, in the case of any requested Borrowing in an Alternate Currency, four (4) Business
Days) prior to the requested Borrowing Date, if all or any part of the requested Revolving Credit Loans are to be initially Eurocurrency Loans, (ii) two (2) Business Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Credit Loans are to be initially Money Market Loans, or
(iii) one (1) Business Day prior to the requested Borrowing Date, otherwise), specifying (A) the aggregate amount to be borrowed, (B) whether the amount to be borrowed will use the Tranche A Commitments or the Tranche B Commitments or, if a combination thereof, indicating the respective amounts thereof, (C) the requested Borrowing Date and, in the case of each Money Market Loan, the requested Money Market Loan Maturity Date, (D) whether the borrowing is to be of Eurocurrency Loans, ABR Loans, Money Market Loans or a combination thereof, (E) if a Eurocurrency Loan, the currency of such requested Revolving Credit Loan (which must be Dollars in the case of Revolving Credit Loans using the Tranche A Commitments), and (F) if the borrowing is to be entirely or partly of Eurocurrency Loans the respective amounts of each such Type of Revolving Credit Loan and the respective lengths of the initial Interest Periods therefor. Each borrowing under the Revolving Commitments shall be in an amount equal to (i) in the case of ABR Loans, $500,000 or a whole multiple of $100,000 in excess thereof (or, if the then aggregate Available Commitments are less than $500,000, such lesser amount) and (ii) in the case of Eurocurrency Loans or Money Market Loans, $5,000,000 or a whole multiple of $100,000 in excess thereof or the Dollar Equivalent in an Alternate Currency, in each case subject to Section 2.2(e). Upon receipt of any such notice from the applicable Borrower, the Administrative Agent shall promptly notify each Lender thereof. Each Lender will make the amount of its pro rata share of each such borrowing available to the Administrative Agent for the account of the applicable Borrower at the office of the Administrative Agent specified in Section 10.2 prior to 1:00 P.M., New York City time (or (i) in the case of Money Market Loans having a Money Market Loan Maturity Date of six (6) days or less from the relevant Borrowing Date, 3:00 P.M., New York City time and (ii) in the case of an Alternate Currency Borrowing, local time for the principal market of such currency), on the Borrowing Date requested by the applicable Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the applicable Borrower by the Administrative Agent crediting the account of the applicable Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent. In no event may the number of Money Market Loans requested in any calendar month exceed four
(4). In no event may the number of Money Market Loans requested in any calendar year exceed eighteen (18).

         (e) Tranches. Notwithstanding anything to the contrary in this Agreement, all borrowings, prepayments, conversions and continuations of Revolving Credit Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, (i) the aggregate principal amount of the Revolving Credit Loans comprising each Tranche of Tranche A Loans and each Tranche of Tranche B Loans shall be equal to $5,000,000 or a whole multiple of $100,000 in excess thereof or the Dollar Equivalent in an Alternate Currency, and (ii) there shall be no more than ten (10) Eurocurrency Tranches outstanding at any one time.

         (f) Termination or Reduction of Revolving Commitments. Kimco shall have the right, upon not less than three (3) Business Days' irrevocable notice to the Administrative Agent (which shall promptly notify each Lender thereof), to terminate the Revolving Commitments or, from time to time, to reduce the amount of the Tranche A Commitments and/or the Tranche B Commitments (as designated by Kimco); provided that no such termination or reduction shall be permitted if, after giving effect thereto and to any payments of the Revolving Credit Loans made on the effective date thereof, (i) the sum of the Tranche A Exposure of all the Lenders would exceed the Tranche A Commitments of all the Lenders, (ii) the sum of the Tranche B Exposure of all the Lenders would exceed the Tranche B Commitments of all the Lenders, (iii) the sum of the Revolving Exposure, plus the aggregate principal amount of the Competitive Loans then outstanding, would exceed the total Revolving Commitments then in effect or (iv) the Available Commitment of any Lender would be less than zero. Any such reduction shall be in an amount equal to $25,000,000 or a whole multiple of $10,000,000 in excess thereof and shall reduce permanently the Revolving Commitments then in effect. No such reductions may occur in excess of one (1) per calendar month.

         (g) Existing Loans. In addition to the provisions relating to the Existing Credit Agreement set forth herein, including Sections 3.10 and 5.1(b) and following the signature pages of the Lenders to this Agreement, the parties hereto agree as follows:

                  (i) Kimco hereby confirms that, immediately prior to giving effect to this Agreement, the Existing Loans are payable in accordance with the terms of the Existing Credit Agreement, without any defense, setoff or counterclaim of any kind and are correctly described in Schedule 2.2.

                  (ii) Each Existing Lender severally agrees to use commercially reasonable efforts to deliver to Moses & Singer LLP, special counsel to JPMCB, on or prior to the Effective Date (or promptly thereafter), for delivery for cancellation to Kimco on or promptly after the Effective Date, all Existing Notes issued to it, if any, or written certification that such Existing Notes are lost or cannot be located. Each Existing Lender that fails so to deliver its Existing Note(s) hereby agrees to indemnify Kimco against any loss, cost or expense to the extent resulting from such failure provided that (A) such indemnity shall not be available to the extent that such loss, cost or expense is determined by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of Kimco; (B) Kimco shall provide such Existing Lender with prompt written notice of the assertion by any holder of any Existing Note of any claim or demand for payment in connection with which Kimco is seeking indemnity from such Existing Lender (each, a "Claim"); (C) Kimco shall not, without the prior written consent of such Existing Lender not to be unreasonably withheld, conditioned or delayed (except that such consent shall not be required if such Existing Lender shall have repudiated its indemnity obligation hereunder), make any payment on the Existing Note or settle, compromise or admit any liability in respect of any Claim; and (D) such Existing Lender shall have the right to prosecute, with counsel selected by such Existing Lender and reasonably acceptable to Kimco, the defense of any Claim, and Kimco shall reasonably cooperate with such Existing Lender and its counsel, at no cost or expense to Kimco, in the defense of such Claim. Loans outstanding under this Agreement are to be evidenced by the Notes provided for herein.

                  (iii) Neither this Agreement nor any of the other Loan Documents executed and delivered as of the Effective Date shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement. Nothing contained herein or in any other such Loan Documents shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement, all of which shall remain in full force and effect, except to the extent expressly modified hereby. The Existing Loans shown on
Schedule 2.2 as not being repaid on the Effective Date shall continue as outstanding Tranche A Loans under this Agreement, except that the outstanding Competitive Loans made under the Existing Credit Agreement shall continue as Competitive Loans of the respective Lenders thereof under this Agreement as shown on such Schedule 2.2. Each Lender on the Effective Date that was not a Lender under the Existing Credit Agreement or whose Applicable Percentage of the Tranche A Commitments as of the Effective Date is greater than its Commitment Percentage under the Existing Credit Agreement as of such date (collectively, a "Purchasing Lender") shall purchase from any Existing Lenders that are Exiting Lenders and any Existing Lenders whose Applicable Percentage of the Tranche A Commitments as of the Effective Date is less than its Commitment Percentage under the Existing Credit Agreement as of such date (collectively, a "Selling Lender") (without recourse and without representation or warranty of any kind, express or implied, except that each Selling Lender represents and warrants that as of the Effective Date it is the legal and beneficial owner of the interests being assigned by it pursuant to this Section and that such interests are free and clear of any adverse claims or any Liens) such portion of the then outstanding Loans made by such Selling Lender as would result in each Lender owning such Lender's Applicable Percentage (after giving effect to the amendment and restatement of the Existing Credit Agreement pursuant to this Agreement) of all of the Tranche A Loans, except that the outstanding Competitive Loans made under the Existing Credit Agreement shall continue as Competitive Loans of the respective Lenders thereof under this Agreement as shown on such Schedule 2.2. The purchase price for each such purchase shall equal the principal amount of such Loans purchased by such Purchasing Lender. The Purchasing Lenders shall be deemed to have made such purchases pro rata in accordance with the principal amount of Loans purchased by each of them. Schedule 2.2 sets forth, as of the Effective Date, the outstanding principal amount of such Loans being purchased by each Purchasing Lender, and certain related information. Each Purchasing Lender shall pay such purchase price by wire transfer of immediately available funds to the Administrative Agent, for the account of the Selling Lenders, to the account of the Administrative Agent designated by it for such purpose by notice to the Lenders. Section 2.9(b) of this Agreement shall apply, mutatis mutandis, to the payment obligations of the Purchasing Lenders under this Section; provided that the Borrowers shall not be liable for any late payment or non-payment by any Purchasing Lender.

SECTION 2.3       Prepayments.

         (a) Optional. Each Borrower may at any time and from time to time prepay the Revolving Credit Loans of such Borrower (subject, in the case of Eurocurrency Loans and Money Market Loans to compliance with the terms of
Section 2.2(e) and Section 2.13), in whole or in part, without premium or penalty, upon at least three (3) Business Days' (or, in the case of the prepayment of an Alternate Currency Loan, four (4) Business Days') irrevocable notice to the Administrative Agent, specifying the date and amount of prepayment and whether the prepayment is of Tranche A Loans, Tranche B Loans, Eurocurrency Loans, ABR Loans, Money Market Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Kimco may not prepay any Competitive Loan without the prior consent of the relevant Lender(s) thereof. Upon receipt of any notice of prepayment, the Administrative Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to Section 2.13. Subject to Section 2.2(e), partial prepayments shall be in an aggregate principal amount of $500,000 (or, in the case of prepayments of any Alternate Currency Loans, the Dollar Equivalent of $500,000 at the time of such prepayment) or a whole multiple of $100,000 (or, in the case of prepayments of any Alternate Currency Loans, the Dollar Equivalent of $100,000 at the time of such prepayment) in excess thereof (or, if less, the aggregate outstanding principal amount of the Revolving Credit Loans).

         (b) Mandatory. If, on any Calculation Date, for any reason, the sum of any Lender's Revolving Exposure plus the aggregate principal amount of its Competitive Loans then outstanding exceeds one hundred five percent (105%) of such Lender's Revolving Commitment, then one or more of the Borrowers shall promptly prepay such Lender's Loans (or if no Loans are outstanding, cash collateralize Letters of Credit (in the manner provided in Article VIII), if any, which shall then be treated solely for purposes of this paragraph as no longer outstanding to the extent so cash collateralized) in an aggregate amount sufficient such that, after giving effect thereto, the sum of such Lender's Revolving Exposure plus the aggregate principal amount of its Competitive Loans then outstanding does not exceed one hundred percent (100%) of such Lender's Revolving Commitment.

SECTION 2.4       Conversion and Continuation Options.

         (a) The applicable Borrower may elect from time to time to convert Eurocurrency Loans to ABR Loans, by giving the Administrative Agent at least two
(2) Business Days' prior irrevocable notice of such election, provided that any such conversion of Eurocurrency Loans may only be made on the last day of an Interest Period with respect thereto. The applicable Borrower may elect from time to time to convert ABR Loans to Eurocurrency Loans by giving the Administrative Agent at least three (3) Business Days' prior irrevocable notice of such election. Any such notice of conversion to Eurocurrency Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the Administrative Agent shall promptly notify each affected Lender thereof. All or any part of the outstanding Eurocurrency Loans and ABR Loans may be converted as provided herein, provided that (i) no Loan may be converted into a Eurocurrency Loan when any Event of Default has occurred and is continuing and the Administrative Agent has or the Required Lenders have determined in its or their sole discretion that such a conversion is not appropriate, (ii) any such conversion may only be made if, after giving effect thereto, Section 2.2(e) would not be contravened, and (iii) no Revolving Credit Loan may be converted into a Eurocurrency Loan after the date that is one
(1) month prior to the Termination Date.

         (b) Any Eurocurrency Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the applicable Borrower giving irrevocable notice to the Administrative Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in
Section 1.1, of the length of the next Interest Period to be applicable to such Loans, provided that no Eurocurrency Loan may be continued as such (i) when any Event of Default has occurred and is continuing and the Administrative Agent has or the Required Lenders have determined in its or their sole discretion that such a continuation is not appropriate, (ii) if, after giving effect thereto,
Section 2.2(e) would be contravened, or (iii) after the date that is one month prior to the Termination Date, and provided, further, that if such Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso such Loans shall be automatically converted to ABR Loans on the last day of such then expiring Interest Period. Upon receipt of any notice pursuant to this Section 2.4(b), the Administrative Agent shall promptly notify each Lender thereof.

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         (c) Notwithstanding anything herein to the contrary, Sections 2.4(a)
and (b) shall not apply to Competitive Loans, which may not be converted or continued.

SECTION 2.5       Fees.

         (a) Kimco agrees to pay to the Administrative Agent for the account of each Lender a facility fee at a per annum rate for the period from and including the first day of the Commitment Period to but excluding the Termination Date, computed at the Facility Fee Rate on the daily amount of the Revolving Commitment of such Lender, whether used or unused; provided that if such Lender continues to have any Revolving Exposure or outstanding Competitive Loans after its Revolving Commitment terminates, then such facility fee shall continue to accrue at the Facility Fee Rate on the average daily amount of such Lender's Revolving Exposure and Competitive Loans from and including the date on which its Revolving Commitment terminates to but excluding the date on which such Lender ceases to have any Revolving Exposure or outstanding Competitive Loans. Accrued facility fees shall be payable in arrears on the last Business Day of each calendar quarter and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the date hereof; provided that any facility fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand.

         (b) Kimco shall pay to the Administrative Agent, for its own account, and, to the extent mutually agreed upon by the Administrative Agent and the Lenders, for the account of the Lenders, the fees in the amounts and on the dates previously agreed to in writing by Kimco pursuant to the Fee Letter.

SECTION 2.6       Interest Rates and Payment Dates.

         (a) Each Eurocurrency Loan (other than Competitive Loans) shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurocurrency Rate determined for such day plus the Applicable Margin.

         (b) Each ABR Loan shall bear interest at a rate per annum equal to the ABR plus the Applicable Margin.

         (c) Each Money Market Loan shall bear interest at a rate per annum equal to the Money Market Rate applicable thereto plus the Applicable Margin.

         (d) Each Competitive Loan (other than a Fixed Rate Loan) shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurocurrency Rate determined for such day plus (or minus, as applicable) the Margin applicable thereto. Each Fixed Rate Loan shall bear interest at the Fixed Rate applicable thereto.

         (e) If all or a portion of (i) the principal amount of any Revolving Credit Loan or Competitive Loan, (ii) any interest payable thereon or (iii) any fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is (x) in the case of overdue principal (except as otherwise specified in clause (y) below), the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this
Section 2.6 plus 3% or (y) in the case of any overdue principal with respect to Money Market Loans or any overdue interest, fee or other amount, the rate described in Section 2.6(b) plus 3%, in each case from the date of such non-payment to the date on which such amount is paid in full (as well after as before judgment).

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

         (f) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to Section 2.6(e) shall be payable from time to time on demand.

SECTION 2.7       Computation of Interest and Fees.

         (a) Facility fees and interest (other than interest calculated on the basis of the Prime Rate) shall be calculated on the basis of a 360-day year for the actual days elapsed. Interest calculated on the basis of the Prime Rate shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the applicable Borrowers and the Lenders of each determination of a Eurocurrency Rate or Money Market Rate. Any change in the interest rate on a Revolving Credit Loan (or a Competitive Loan subject to Section 2.10) resulting from a change in the ABR shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the applicable Borrowers and the Lenders of the effective date and the amount of each such change in interest rate.

         (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrowers and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrowers, deliver to the Borrowers a statement showing the quotations used by the Administrative Agent in determining any interest rate with respect to any Eurocurrency Loan.

SECTION 2.8       Inability to Determine Interest Rate.

                  If prior to the first day of any Interest Period:

         (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrowers) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurocurrency Rate for such Interest Period; or

         (b) the Administrative Agent shall have received notice from the Required Lenders (or, in the case of a Competitive Loan, the Lender that is required to make such Competitive Loan) that the Eurocurrency Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) (as conclusively certified by such Lenders or Lender, as the case may be) of making or maintaining their affected Revolving Credit Loans (or its Competitive Loan) during such Interest Period;

the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrowers and the Lenders as soon as practicable thereafter. If such notice is given, (i) any Eurocurrency Loans (other than Competitive Loans) requested to be made on the first day of such Interest Period shall be made as ABR Loans (ii) any Revolving Credit Loans that were to have been converted on the first day of such Interest Period to Eurocurrency Loans shall be (x) converted to or continued as ABR Loans, or (y) if such Revolving Credit Loan is in an Alternate Currency, such Eurocurrency Loan shall be repaid on the last day of the Interest Period applicable thereto, unless the relevant Borrower requests an ABR Borrowing in Dollars in lieu of such Eurocurrency Borrowing at least one Business Day prior to the last day of such Interest Period, (iii) any outstanding Eurocurrency Loans (other than Competitive Loans) shall be (x) converted, on the first day of such Interest Period, to ABR Loans, or (y) if such Eurocurrency Loan is in an Alternate Currency, such Eurocurrency Loan shall be repaid on the last day of the Interest Period applicable thereto, unless the relevant Borrower requests an ABR Borrowing in Dollars in lieu of such Eurocurrency Borrowing at least one Business Day prior to the last day of such Interest Period, and (iv) any request by Kimco for a Competitive Loan (other than a Fixed Rate Loan) shall be ineffective; provided that if the circumstances giving rise to such notice do not affect all the Lenders, then requests by Kimco for such Competitive Loans may be made to the Lenders that are not affected thereby. Until such notice has been withdrawn by the Administrative Agent, no further Eurocurrency Loans shall be made or continued as such, nor shall any Borrower have the right to convert any other Revolving Credit Loans to Eurocurrency Loans.

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

SECTION 2.9       Pro Rata Treatment and Payments.

         (a) Each borrowing by any Borrower of Revolving Credit Loans using the Tranche A Commitments or the Tranche B Commitments, as applicable, each payment by any Borrower on account of any fees hereunder and any reduction of the Tranche A Commitments or Tranche B Commitments, as applicable, shall be made pro rata according to the respective Applicable Percentages of the Lenders. Each payment (including each prepayment) by any Borrower on account of principal of and interest on the Tranche A Loans or Tranche B Loans, as applicable, shall be made pro rata according to the respective outstanding principal amounts of the Tranche A Loans or Tranche B Loans, as applicable, then held by the Lenders in the currency in which such Revolving Credit Loan was made. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed Letter of Credit drawings, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed Letter of Credit drawings then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed Letter of Credit drawings then due to such parties. All payments (including prepayments) to be made by the Borrowers hereunder and under the Notes, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 Noon, New York City time, or, if the payment is due in an Alternate Currency, local time for the principal market of such currency, on the due date thereof to the Administrative Agent, for the account of the applicable Lenders, at (x) in the case of payments due in Dollars the Administrative Agent's office specified in
Section 10.2 in immediately available funds and (y) in the case of payments due in an Alternate Currency, to such office as the Administrative Agent may hereafter specify by notice to the Borrowers. It is understood that, if any payment of principal is made on any day in accordance with the preceding sentence, no interest shall accrue on such day in respect of such principal. The Administrative Agent shall distribute such payments to the applicable Lenders promptly upon receipt in like funds as received. If any payment hereunder (other than payments on Eurocurrency Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a Eurocurrency Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day (and, with respect to any such payments of principal, interest thereon shall be payable at the then applicable rate during such extension) unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day.

         (b) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section 2.9(b) shall be conclusive in the absence of manifest error. If such Lender's share of such borrowing is not made available to the Administrative Agent by such Lender within three (3) Business Days of such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to ABR Loans hereunder, on demand, from the applicable Borrower.

SECTION 2.10      Illegality.

                  Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurocurrency Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurocurrency Loans, to continue Eurocurrency Loans as such, or to convert ABR Loans to Eurocurrency Loans shall forthwith be cancelled, (b) such Lender's Revolving Credit Loans then outstanding as Eurocurrency Loans, if any, shall be converted automatically to ABR Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law and (c) such Lender's Competitive Loans then outstanding as Eurocurrency Loans, if any, shall, if required by law, be converted automatically to ABR Loans. If any such conversion of a Eurocurrency Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the applicable Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 2.13.

SECTION 2.11      Requirements of Law.

         (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the Effective Date:

                  (i) shall subject any Lender or the Issuing Lender to any tax of any kind whatsoever with respect to this Agreement, any Note, any Letter of Credit (or any participation therein) or any Application or any Eurocurrency Loan, Money Market Loan or Fixed Rate Loan made by it, or change the basis of taxation of payments to such Lender or the Issuing Lender in respect thereof (except in each case for Non-Excluded Taxes covered by Section 2.12 and changes in the rate of tax on the overall net income of such Lender or the Issuing Lender);

                  (ii) shall impose, modify or hold applicable any reserve (except to the extent that such reserve is specifically subject to Section 2.11(c)), special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any relevant office of such Lender which is not otherwise included in the determination of the Eurocurrency Rate, the Money Market Rate or the Fixed Rate; or

                  (iii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender or the Issuing Lender, by an amount which such Lender or the Issuing Lender, as the case may be, deems to be material, of making, converting into, continuing or maintaining Eurocurrency Loans, Money Market Loans or Fixed Rate Loans or issuing or participating in Letters of Credit or to reduce any amount receivable hereunder in respect thereof, then, in any such case, (x) each Borrower shall promptly pay such Lender or the Issuing Lender, upon its demand, any additional amounts necessary to compensate such Lender or the Issuing Lender, as the case may be, for such increased cost or reduced amount receivable solely with respect to such Borrower's Loans and Letters of Credit and (y) the Borrowers agree, jointly and severally, to pay such Lender or the Issuing Lender, upon its demand, any additional amounts necessary to compensate such Lender or the Issuing Lender, as the case may be, for such increased cost or reduced amount receivable with respect to this Agreement or the Revolving Commitments generally and not solely with respect to any particular Borrower's Loans and Letters of Credit. If any Lender or the Issuing Lender becomes entitled to claim any additional amounts pursuant to this Section 2.11(a), it shall promptly notify the Borrowers, through the Administrative Agent, of the event by reason of which it has become so entitled, provided that such amounts shall be no greater than amounts that such Lender or the Issuing Lender is generally charging other borrowers or account parties on loans or letters of credit (as the case may be) similarly situated to the Borrowers.

         (b) If any Lender or the Issuing Lender shall have determined that the application of any Requirement of Law regarding capital adequacy or compliance by such Lender or the Issuing Lender or any corporation controlling such Lender or the Issuing Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority does or shall have the effect of reducing the rate of return on such Lender's or the Issuing Lender's or such corporation's capital as a consequence of its obligations hereunder or under any Letter of Credit to a level below that which such Lender or the Issuing Lender or such corporation could have achieved but for such application or compliance (taking into consideration such Lender's or the Issuing Lender's or such corporation's policies with respect to capital adequacy and such Lender's or the Issuing Lender's treatment of its Revolving Commitments and Letters of Credit for internal purposes as of the date on which it became a party hereto) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender or the Issuing Lender to the Borrowers (with a copy to the Administrative Agent) of a written request therefor (setting forth in reasonable detail the basis for such request), (i) each Borrower shall pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender or such corporation, as the case may be, for such reduction solely with respect to such Borrower's Loans and Letters of Credit and (ii) the Borrowers shall, jointly and severally, pay to such Lender or the Issuing Lender, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Lender or such corporation, as the case may be, for such reduction with respect to this Agreement or the Revolving Commitments generally and not solely with respect to any particular Borrower's Loans and Letters of Credit.

         (c) Each Borrower agrees to pay to each Lender which requests compensation under this Section 2.11(c) (by notice to such Borrower), on the last day of each Interest Period with respect to any Eurocurrency Loan made by such Lender to such Borrower, so long as such Lender shall be required to maintain reserves against "Eurocurrency liabilities" under Regulation D of the Board (or, so long as such Lender may be required by the Board or by any other Governmental Authority to maintain reserves against any other category of liabilities which includes deposits by reference to which the interest rate on Eurocurrency Loans is determined as provided in this Agreement or against any category of extensions of credit or other assets of such Lender which includes any Eurocurrency Loans), an additional amount (determined by such Lender and notified to such Borrower) representing such Lender's calculation or, if an accurate calculation is impracticable, reasonable estimate (using such reasonable means of allocation as such Lender shall determine) of the actual costs, if any, incurred by such Lender during such Interest Period, as a result of the applicability of the foregoing reserves to such Eurocurrency Loans, which amount in any event shall not exceed the product of the following for each day of such Interest Period:

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

                  (i) the principal amount of the Eurocurrency Loans made by such Lender to which such Interest Period relates and outstanding on such day; and

                  (ii) the difference between (x) a fraction the numerator of which is the Eurocurrency Rate (expressed as a decimal) applicable to such Eurocurrency Loan, and the denominator of which is one (1) minus the maximum rate (expressed as a decimal) at which such reserve requirements are imposed by the Board or other Governmental Authority on such date minus (y) such numerator; and

                  (iii) a fraction the numerator of which is one (1) and the denominator of which is 360.

Any Lender which gives notice under this Section 2.11(c) shall promptly withdraw such notice (by written notice of withdrawal given to the Administrative Agent and the applicable Borrower) in the event such Lender is no longer required to maintain such reserves or the circumstances giving rise to such notice shall otherwise cease to exist.

         (d) A certificate as to any additional amounts payable pursuant to this
Section 2.11 submitted by any Lender, through the Administrative Agent, to the Borrowers shall be conclusive in the absence of manifest error. The agreements in this Section 2.11 shall survive the termination of this Agreement, the expiration, cancellation, or other termination of the Letters of Credit, and the payment of the Revolving Credit Loans, the Competitive Loans and all other amounts payable hereunder (the date on which all of the foregoing shall have occurred, the "Final Date"), until the first anniversary of the Final Date. Notwithstanding anything contained in this Section 2.11, no Borrower shall be obligated to pay any greater amounts than such Lender(s) or Issuing Lender(s) is
(are) generally charging other borrowers or account parties on loans or letters of credit (as the case may be) similarly situated to the Borrowers.

SECTION 2.12      Taxes.

         (a) All payments made by any Borrower under this Agreement and the Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Administrative Agent, the Issuing Lender or any Lender as a result of a present or former connection between the Administrative Agent, the Issuing Lender or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent, the Issuing Lender or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or the Notes). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Administrative Agent, the Issuing Lender or any Lender hereunder or under the Notes, the amounts so payable to the Administrative Agent, the Issuing Lender or such Lender shall be increased to the extent necessary to yield to the Administrative Agent, the Issuing Lender or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the Notes; provided that no Borrower shall be required to increase any such amounts payable to any Non-U.S. Lender if such Lender fails to comply with the requirements of Section 2.12(b). Whenever any Non-Excluded Taxes are payable by any Borrower, as promptly as possible thereafter such Borrower shall send to the Administrative Agent for its own account or for the account of such Lender or the Issuing Lender, as the case may be, a certified copy of an original official receipt received by such Borrower showing payment thereof. If any Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, such Borrower shall indemnify the Administrative Agent, the Issuing Lender and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent, the Issuing Lender or any Lender as a result of any such failure. The agreements in this Section 2.12(a) shall survive the termination of this Agreement, the expiration, cancellation, or other termination of the Letters of Credit, and the payment of the Revolving Credit Loans, the Competitive Loans and all other amounts payable hereunder.

         (b) Each Lender (or Transferee) that is not a citizen or resident of the United States of America, a corporation, partnership or other entity created or organized in or under the laws of the United States of America or any state thereof, or any estate or trust that is subject to federal income taxation regardless of the source of its income (a "Non-U.S. Lender") shall deliver (on or prior to the Effective Date in the case of any such Person that is a Lender as of the Effective Date) to the Borrowers and the Administrative Agent (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) two copies of either U.S. Internal Revenue Service Form W-8BEN or Form W-8ECI, or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8BEN, or any subsequent versions thereof or successors thereto (and, if such Non-U.S. Lender delivers a Form W-8BEN, an annual certificate representing under penalty of perjury that such Non-U.S. Lender is not a "bank" for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of any Borrower and is not a controlled foreign corporation related to any Borrower (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments by the Borrowers under this Agreement and the other Loan Documents. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, (i) each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender and (ii) each Non-U.S. Lender shall deliver any and all other documentation reasonably requested by the Borrowers from time to time so as to provide a complete (or the greatest extent possible) exemption from U.S federal withholding tax and any other jurisdiction's withholding tax on any and all payments under this Agreement and the other Loan Documents. Each Non-U.S. Lender shall promptly notify the applicable Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to such Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of this Section 2.12(b), a Non-U.S. Lender shall not be required to deliver any form pursuant to this Section 2.12(b) that such Non-U.S. Lender is not legally able to deliver.

         (c) Each Lender (or Transferee) that is not a Non-U.S. Lender (a "U.S. Lender") shall deliver (on or prior to the Effective Date in the case of any such Person that is a Lender as of the Effective Date) to the Borrowers and the Administrative Agent (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) two copies of U.S. Internal Revenue Service Form W-9 or any subsequent versions thereof or successors thereto, properly completed and duly executed by such U.S. Lender. Such form shall be delivered by each U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, (i) each U.S. Lender shall deliver such form promptly upon the obsolescence or invalidity of any form previously delivered by such U.S. Lender and (ii) each U.S. Lender shall deliver any and all other documentation reasonably requested by the Borrowers from time to time so as to provide a complete (or the greatest extent possible) exemption from U.S. federal withholding tax and any other jurisdiction's withholding tax on any and all payments under this Agreement and the other Loan Documents. Notwithstanding any other provision of this Section 2.12(c), a U.S. Lender shall not be required to deliver any form pursuant to this Section 2.12(c) that such U.S. Lender is not legally able to deliver.

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

SECTION 2.13      Indemnity.

                  Each Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense (including post-judgment expenses) which such Lender may sustain or incur as a consequence of (a) default by such Borrower in making a borrowing of Eurocurrency Loans, Money Market Loans or Fixed Rate Loans or in the conversion into or continuation of Eurocurrency Loans after such Borrower has given a notice requesting or accepting the same in accordance with the provisions of this Agreement, (b) default by such Borrower in making any prepayment after such Borrower has given a notice thereof in accordance with the provisions of this Agreement, or (c) the making of a prepayment or conversion of Eurocurrency Loans, Money Market Loans or Fixed Rate Loans on a day which is not the last day of an Interest Period or the Money Market Loan Maturity Date, as the case may be, with respect thereto. Such indemnification may, at the option of any Lender, include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid or converted, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of the relevant Interest Period or the relevant Money Market Loan Maturity Date, as the case may be (or proposed Interest Period or proposed Money Market Loan Maturity Date, as the case may
be), in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin or Margin) over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurocurrency market or other relevant market. This covenant shall survive the termination of this Agreement, the expiration, cancellation, or other termination of the Letters of Credit, and the payment of the Revolving Credit Loans, the Competitive Loans and all other amounts payable hereunder, until the first anniversary of the Final Date.

SECTION 2.14      Change of Lending Office.

                  Each Lender and each Transferee agrees that, upon the occurrence of any event giving rise to the operation of Section 2.10, 2.11 or
2.12 with respect to such Lender or Transferee, it will, if requested by any Borrower, use reasonable efforts (subject to overall policy considerations of such Lender or Transferee) to designate another lending office for any Revolving Credit Loans or Competitive Loans affected by such event with the object of avoiding the consequences of such event; provided that such designation is made on terms that, in the sole judgment of such Lender or Transferee, cause such Lender or Transferee and its lending office(s) to suffer no economic, legal or regulatory disadvantage, and provided, further, that nothing in this Section
2.14 shall affect or postpone any of the obligations of any Borrower or the rights of any Lender or Transferee pursuant to Sections 2.10, 2.11 and 2.12.

SECTION 2.15      Replacement of Lenders under Certain Circumstances.

                  Kimco shall be permitted to replace any Lender which (a) requests reimbursement for amounts owing pursuant to Section 2.11 or 2.12, (b) is affected in the manner described in Section 2.10 and as a result thereof any of the actions described in Section 2.10 is required to be taken or (c) defaults in its obligation to make Revolving Credit Loans hereunder, with a replacement bank or other financial institution; provided that (i) such replacement does not conflict with any Requirement of Law, (ii) no Event of Default shall have occurred and be continuing at the time of such replacement, (iii) the Borrowers shall repay (or the replacement bank or institution shall purchase, at par) all Revolving Credit Loans and other amounts (other than Competitive Loans) owing to such replaced Lender prior to the date of replacement, (iv) the applicable Borrowers shall be liable to such replaced Lender under Section 2.13 if any Eurocurrency Loan, Money Market Loan or Fixed Rate Loan owing to such replaced Lender shall be prepaid (or purchased) other than on the last day of the Interest Period or the Money Market Loan Maturity Date, as the case may be, relating thereto, (v) the replacement bank or institution, if not already a Lender, and the terms and conditions of such replacement, shall be satisfactory to the Administrative Agent and the Issuing Lender, (vi) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of
Section 10.6 (provided that Kimco shall be obligated to pay the registration and processing fee referred to therein), (vii) the replaced Lender shall (except as provided in the following clause (ix)) be released from its obligations under this Agreement, (viii) until such time as such replacement shall be consummated, the applicable Borrowers shall pay all additional amounts (if any) required pursuant to Section 2.11 or 2.12, as the case may be, and (ix) any such replacement shall not be deemed to be a waiver of any rights which any Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender if it defaulted in its obligation to make Revolving Credit Loans hereunder.

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SECTION 2.16      Additional Reserve Costs.

         (a) If and so long as any Lender is required to comply with reserve assets, liquidity, cash margin or other requirements of any monetary or other authority (including any such requirement imposed by the European Central Bank or the European System of Central Banks, in respect of any of such Lender's Alternate Currency Loans, such Lender may require the applicable Borrower to pay, contemporaneously with each payment of interest on each of such Lender's Alternate Currency Loans (to the extent such Loans were made to such Borrower) subject to such requirements, additional interest on such Alternate Currency Loan at a rate per annum specified by such Lender to be the cost to such Lender of complying with such requirements in relation to such Alternate Currency Loan.

         (b) Any additional interest owed pursuant to paragraph (a) above shall be determined by the relevant Lender, which determination shall be conclusive absent manifest error, and notified (which notice shall show the basis for the calculation of such additional interest) to the applicable Borrower (with a copy to the Administrative Agent) at least five Business Days before each date on which interest is payable for the relevant Alternate Currency Loan, and such additional interest so notified by such Lender shall be payable to the Administrative Agent for the account of such Lender on each date on which interest is payable for such Alternate Currency Loan. Notwithstanding anything contained in this Section 2.16, no Borrower shall be obligated to pay any greater amounts than such Lender(s) is (are) generally charging other borrowers on loans similarly situated to the Borrowers.

                                  ARTICLE III

                                LETTERS OF CREDIT

SECTION 3.1       L/C Commitment.

         (a) Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the Lenders set forth in Section 3.4(a), agrees to issue Letters of Credit for the account of any Borrower on any Business Day during the Commitment Period other than the last ten (10) Business Days thereof in such form as may be acceptable from time to time to the Issuing Lender; provided that the Issuing Lender shall not issue any Letter of Credit if, after giving effect to such issuance, (i) the sum of the L/C Obligations of all the Lenders would exceed the L/C Commitment, (ii) the sum of the Tranche A Exposure of all the Lenders would exceed the sum of the Tranche A Commitments of all the Lenders, (iii) the sum of the Tranche B Exposure of all the Lenders would exceed the sum of the Tranche B Commitments of all the Lenders, (iv) the Available Commitment of any Lender would be less than zero, or (v) the sum of the Revolving Exposure of all the Lenders plus the aggregate principal amount of all outstanding Competitive Loans shall exceed the aggregate Revolving Commitments.

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

         (b) Each Letter of Credit (i) shall be denominated (x) in the case of Tranche A Letters of Credit, only in Dollars, or (y) in the case of Tranche B Letters of Credit, in Dollars or in an Alternate Currency, (ii) shall be available by sight payment (rather than by acceptance, by deferred payment or by negotiation), (iii) shall be a standby letter of credit issued to support obligations of Kimco and its Subsidiaries, contingent or otherwise, incurred in the ordinary course of business and (iv) shall expire no later than ten (10) Business Days prior to the Termination Date.

         (c) Each Letter of Credit shall be subject to the Uniform Customs or the ISP and, to the extent not inconsistent therewith, the laws of the State of New York or any other jurisdiction requested by the applicable Borrower and acceptable to the Administrative Agent and the Issuing Lender in their sole discretion.

         (d) The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

SECTION 3.2       Procedure for Issuance of Letters of Credit.

                  Each Borrower may from time to time request that the Issuing Lender issue (or amend, renew or extend) a Letter of Credit by delivering to the Issuing Lender, with a copy to the Administrative Agent, in each case, at the applicable address for notices specified herein (i) an Application therefor, specifying whether such Letter of Credit is to be a Tranche A Letter of Credit (in which case such Letter of Credit when issued shall be deemed to use the Tranche A Commitments to the extent of the amount of such Letter of Credit) or a Tranche B Letter of Credit (in which case such Letter of Credit when issued shall be deemed to use the Tranche B Commitments to the extent of the amount of each Letter of Credit) and otherwise completed to the satisfaction of the Issuing Lender, and (ii) such other certificates, documents and other papers and information as the Issuing Lender may request. Upon receipt of any Application, the Issuing Lender will confirm with the Administrative Agent (by telephone or in writing) that the limitations contained in Section 3.1(a) shall not be violated and shall then process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue (or amend, renew or extend) the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue (or amend, renew or extend) any Letter of Credit earlier than three (3) Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit (or amendment, renewal or extension) to the beneficiary thereof or as otherwise may be agreed by the Issuing Lender and the applicable Borrower. The Issuing Lender shall furnish a copy of such Letter of Credit (or amendment, renewal or extension) to the applicable Borrower and the Administrative Agent promptly following the issuance thereof, and the Administrative Agent shall promptly notify the Lenders thereof.

SECTION 3.3       Fees and Other Charges.

         (a) The applicable Borrower shall pay to the Administrative Agent, for the account of the Issuing Lender and the L/C Participants (in the case of a Tranche A Letter of Credit, having Tranche A Commitments, and, in the case of a Tranche B Letter of Credit, having Tranche B Commitments), a letter of credit fee with respect to each Letter of Credit issued for its account at a per annum rate, for each day during the period from and including the date of issuance of such Letter of Credit to and including the first date thereafter on which such Letter of Credit shall expire or be cancelled or fully drawn, equal to the L/C Fee Rate in effect on such day, calculated on the basis of a 360-day year, of the Dollar Equivalent of the aggregate amount available to be drawn under such Letter of Credit on such day. In addition, the applicable Borrower shall pay to the Issuing Lender for its own account a fronting fee of 0.10% per annum on the Dollar Equivalent of the undrawn and unexpired amount of each Letter of Credit issued for its account. Letter of credit fees and fronting fees pursuant to this paragraph shall be payable in Dollars quarterly in arrears on each L/C Fee Payment Date to occur while the relevant Letter of Credit is outstanding and shall be nonrefundable.

         (b) In addition to the foregoing fees, the applicable Borrower shall pay or reimburse the Issuing Lender in Dollars for such normal and customary costs and expenses as are incurred or charged by the Issuing Lender in issuing, effecting payment under, amending or otherwise administering any Letter of Credit issued for its account.

         (c) The Administrative Agent shall, promptly following its receipt thereof, distribute to the Issuing Lender and the applicable L/C Participants all fees received by the Administrative Agent for their respective accounts pursuant to this Section 3.3.

SECTION 3.4       L/C Participations.

         (a) The Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant (in the case of a Tranche A Letter of Credit, having Tranche A Commitments, and, in the case of a Tranche B Letter of Credit, having Tranche B Commitments), and, to induce the Issuing Lender to issue Letters of Credit hereunder, each applicable L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's Applicable Percentage of the Tranche A Commitments or Tranche B commitments, as applicable, in the Issuing Lender's obligations and rights in respect of each Letter of Credit issued hereunder (and in respect of each amendment to a Letter of Credit increasing the amount thereof in accordance with the provisions of this Agreement) and the amount of each draft or other demand for payment paid by the Issuing Lender thereunder. Each applicable L/C Participant unconditionally and irrevocably agrees with the Issuing Lender that, if the Issuing Lender notifies it that a draft or other demand for payment has been paid under any Letter of Credit for which the Issuing Lender has not been reimbursed in full by the applicable Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay to the Issuing Lender upon demand at the Issuing Lender's address for notices specified herein an amount equal to such L/C Participant's Applicable Percentage of the Tranche A Commitments or the Tranche B Commitments, as applicable, of the amount of such draft or other demand for payment, or any part thereof, which is not so reimbursed.

         (b) If any amount required to be paid by any L/C Participant to the Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit is paid to the Issuing Lender within three (3) Business Days after the date such payment is due, such L/C Participant shall pay to the Issuing Lender on demand an amount equal to the product of (i) the Dollar Equivalent of such amount, times (ii) the daily average Federal funds rate, as quoted by the Issuing Lender, during the period from and including the date such payment is required to the date on which such payment is immediately available to the Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to Section 3.4(a) is not in fact made available to the Issuing Lender by such L/C Participant within three (3) Business Days after the date such payment is due, the Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to ABR Loans hereunder (or, if such Letter of Credit is denominated in an Alternate Currency, the rate per annum applicable to Eurocurrency Loans for Interest Periods of one month). A certificate of the Issuing Lender submitted to any L/C Participant with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error.

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

         (c) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with this Section 3.4, the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the applicable Borrower or otherwise, including proceeds of any collateral applied thereto by the Issuing Lender), or any payment of interest on account thereof, the Issuing Lender will promptly distribute to such L/C Participant its pro rata share thereof; provided that in the event that any such payment received by the Issuing Lender shall be required to be returned by the Issuing Lender, such L/C Participant shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.

SECTION 3.5       Reimbursement Obligation of the Borrowers.

         (a) Each Borrower agrees to reimburse the Issuing Lender on each date on which the Issuing Lender notifies such Borrower of the date and amount of a draft or other demand for payment presented under any Letter of Credit issued for its account and paid by the Issuing Lender for the amount in the currency of such Letter of Credit of (i) such draft or other demand so paid (which reimbursement may be effected through the procedure described in Section 3.5(c)) and (ii) any taxes, fees, charges or other costs or expenses (including post-judgment taxes, fees, charges or other costs or expenses) incurred by the Issuing Lender in connection with such payment. Each such payment shall be made to the Issuing Lender at its address for notices specified herein in the currency of such Letter of Credit and in immediately available funds.

         (b) Interest shall be payable on the Dollar Equivalent of any and all amounts remaining unpaid by the applicable Borrower under this Article III from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full at the rate which would be payable on any outstanding ABR Loans which were then overdue.

         (c) Each drawing under any Letter of Credit denominated in Dollars shall constitute a request by the applicable Borrower to the Administrative Agent for a borrowing pursuant to Section 2.2(d) of ABR Loans in the amount of such drawing. The Borrowing Date with respect to such borrowing shall be the date of such drawing.

SECTION 3.6       Obligations Absolute.

         (a) Each Borrower's obligations under this Article III shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which such Borrower may have or have had against the Issuing Lender, any L/C Participant or any beneficiary of a Letter of Credit.

         (b) Each Borrower also agrees that the Issuing Lender and the L/C Participants shall not be responsible for, and such Borrower's Reimbursement Obligations under Section 3.5(a) shall not be affected by, among other things,
(i) the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or (ii) any dispute between or among such Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or (iii) any claims whatsoever of such Borrower against any beneficiary of such Letter of Credit or any such transferee.

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

         (c) The Issuing Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by the Issuing Lender's gross negligence or willful misconduct.

         (d) Each Borrower agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit issued for its account or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with any applicable standard of care specified in the Uniform Commercial Code of the State of New York (or other law applicable to such Letters of Credit), shall be binding on such Borrower and shall not result in any liability of the Issuing Lender or any L/C Participant to such Borrower. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that (i) with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Lender may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit, (ii) the Issuing Lender may, in its sole discretion, (x) assert or waive application of Article 17 and Article 45 of the Uniform Customs, or (y) accept as a draft any written demand or request for payment under a Letter of Credit even if non-negotiable or not in the form of a draft, and (iii) with respect to documents presented which the Issuing Lender determines do not appear on their face to comply with the terms of a Letter of Credit, the Issuing Lender may, in its sole discretion, approach the applicable Borrower for a waiver of the discrepancy(ies), but neither requesting such a waiver from such Borrower nor receiving such a waiver from such Borrower shall obligate the Issuing Lender to make payment against such documents. The applicable Borrower will notify the Issuing Lender in writing of any objection such Borrower may have to the Issuing Lender's issuance or amendment of any Letter of Credit, the Issuing Lender's honor or dishonor of any presentation under any Letter of Credit, or any other action or inaction taken or proposed to be taken by the Issuing Lender under or in connection with this Agreement or any Letter of Credit. The applicable Borrower's notice of objection must be delivered to the Issuing Lender within five (5) Business Days after such Borrower receives notice of the action or inaction it objects to. Any Borrower's failure to give such notice of objection within five (5) Business Days after such Borrower's actual receipt of notice of the action or inaction it objects to shall automatically waive such Borrower's objection, authorize or ratify the Issuing Lender's action or inaction, and preclude such Borrower from raising the objection as a defense or claim against the Issuing Lender.

SECTION 3.7       Letter of Credit Payments.

                  If any draft or other demand for payment shall be presented for payment under any Letter of Credit, the Issuing Lender shall promptly notify the applicable Borrower of the date and amount thereof. The responsibility of the Issuing Lender to the applicable Borrower in connection with any draft or other demand for payment presented for payment under any Letter of Credit issued for such Borrower's account shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft or other demand for payment) delivered under such Letter of Credit in connection with such presentment appear on their face to be in conformity with the terms and conditions of such Letter of Credit.

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

SECTION 3.8       Applications.

                  To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Article III, the provisions of this Article III shall apply.

SECTION 3.9       Replacement of the Issuing Lender; Alternate Issuing Lender.

         (a) The Issuing Lender may be replaced at any time by written agreement among the Borrowers, the Administrative Agent, the replaced Issuing Lender and the successor Issuing Lender. The Administrative Agent shall notify the Lenders of any such replacement of the Issuing Lender. At the time any such replacement shall become effective, the Borrowers shall, jointly and severally, pay all unpaid fees accrued for the account of the replaced Issuing Lender. From and after the effective date of any such replacement, (i) the successor Issuing Lender shall have all the rights and obligations of the Issuing Lender under this Agreement with respect to Letters of Credit to be issued thereafter and
(ii) references herein to the term "Issuing Lender" shall be deemed to refer to such successor or to any previous Issuing Lender, or to such successor and all previous Issuing Lenders, as the context shall require. After the replacement of an Issuing Lender hereunder, the replaced Issuing Lender shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Lender under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

         (b) Kimco may request that another Lender having a higher credit rating (as rated by S&P and/or Moody's) than JPMCB act as the issuing bank on a Letter of Credit (such Lender, an "Alternate Issuing Lender") if (i) the beneficiary of a proposed Letter of Credit requires that the issuing bank have a credit rating higher that that of JPMCB or (ii) as a result of such Alternate Issuing Lender having a higher credit rating than JPMCB, Kimco or the applicable Borrower will obtain from the beneficiary economically superior terms in the specific transaction in respect of which the Letter of Credit is proposed to be issued; provided that (i) no Lender shall have any obligation to serve as such Alternate Issuing Lender, and (ii) any such Alternate Issuing Lender must agree to such record-keeping and reporting requirements as the Administrative Agent shall reasonably require in connection with the Revolving Credit Facility.

SECTION 3.10      Existing Letters of Credit.

                  Schedule 3.10 (Existing Letters of Credit) contains a schedule of certain letters of credit issued prior to the Effective Date by JPMCB for the account of Kimco. On the Effective Date such letters of credit, to the extent outstanding, shall be deemed, automatically and without further action by the parties thereto, to be Tranche A Letters of Credit or Tranche B Letters of Credit, as shown on such Schedule, issued pursuant to this Article III for the account of Kimco and subject to the provisions hereof as if such letters of credit had been issued on the Effective Date.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  To induce the Administrative Agent, the Issuing Lender, and the Lenders to enter into this Agreement, to make or maintain the Revolving Credit Loans and Competitive Loans, and to issue or participate in the Letters of Credit, Kimco hereby represents and warrants as to itself only, and not as to any other Loan Party (and, solely with respect to the representations and warranties contained in Sections 4.3(b) (only as to itself and not as to its Subsidiaries), 4.4, 4.5(b), 4.13, 4.14, 4.16 and 4.22 (the "Baseline
Representations and Warranties"), on any applicable Subsidiary Borrower Representation and Warranty Date in respect of a specific Subsidiary Borrower, such Subsidiary Borrower hereby represents and warrants as to itself) to the Administrative Agent, the Issuing Lender, and each Lender that:

SECTION 4.1       Financial Condition.

                  The consolidated balance sheet of Kimco and its subsidiaries as at December 31, 2004 and December 31, 2003 and the related consolidated statements of income and of cash flows for the respective fiscal years ended on such dates, reported on by PricewaterhouseCoopers, LLP, copies of which have heretofore been furnished to the Lenders, are complete and correct and present fairly the consolidated financial condition of Kimco and its subsidiaries as at such dates, as applicable and the consolidated results of their operations and their consolidated cash flows for the applicable fiscal year then ended. The unaudited consolidated balance sheet of Kimco and its subsidiaries as at March 31, 2005 and the related unaudited consolidated statements of income and of cash flows for the three-month period ended on such date, certified by a Responsible Officer of Kimco, copies of which have heretofore been furnished to the Lenders, are complete and correct and present fairly the consolidated financial condition of Kimco and its subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the three-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved. Except as set forth on Schedule 4.1, neither Kimco nor any of the Consolidated Entities has, at the Effective Date, any material Indebtedness, Guarantee Obligation, contingent liability or liability for taxes, or any unusual forward or long-term commitment, including any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto. Except as set forth on Schedule 4.1, during the period from December 31, 2004 to and including the Effective Date there has been no sale, transfer or other disposition by Kimco or any of the Consolidated Entities of any material part of its business or property and no purchase or other acquisition of any business or property (including any capital stock of any other Person) material in relation to the consolidated financial condition of Kimco and the Consolidated Entities at December 31, 2004.

SECTION 4.2       No Change.

                  Since December 31, 2004 there has been no development or event nor any prospective development or event, which has had or could reasonably be expected to have a Material Adverse Effect. Without limiting the foregoing, no dividends or other distributions have been declared, paid or made upon the Capital Stock of Kimco nor has any of the Capital Stock of Kimco been redeemed, retired, purchased or otherwise acquired for value by Kimco or any of its Subsidiaries, except pursuant to transactions not prohibited under Section 7.3 and the transactions described on Schedule 4.2.

SECTION 4.3       Corporate Existence; Compliance with Law.

         (a) Kimco (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (iii) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except to the extent the failure to be so qualified and in good standing could not, in the aggregate, reasonably be expected to have a Material Adverse Effect, and (iv) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

         (b) Each Subsidiary (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate (or limited partnership or limited liability company or other form of organization, as applicable) power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (iii) is duly qualified as a foreign corporation (or limited partnership or limited liability company or other form of organization, as applicable) and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, and (iv) is in compliance with all Requirements of Law except, in the case of clauses (i), (ii), (iii) or
(iv) above, as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

SECTION 4.4       Corporate Power; Authorization; Enforceable Obligations.

                  Each applicable Loan Party has the corporate (or limited partnership or limited liability company or other form of organization, as applicable) power and authority, and the legal right, to make, deliver and perform each Loan Document to which it is a party and, in the case of each applicable Borrower, to borrow and request the issuance of Letters of Credit hereunder, and each applicable Loan Party has taken all necessary corporate (or limited partnership or limited liability company or other form of organization, as applicable) action to authorize the execution, delivery and performance of each Loan Document to which it is a party and, in the case of each applicable Borrower, the borrowings and requests for Letters of Credit on the terms and conditions of this Agreement. No consent or authorization of, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings and requests for Letters of Credit hereunder or with the execution, delivery, performance, validity or enforceability of any Loan Document. Each Loan Document has been duly executed and delivered on behalf of each applicable Loan Party party thereto. Each Loan Document constitutes a legal, valid and binding obligation of each applicable Loan Party party thereto enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

SECTION 4.5       No Legal Bar.

         (a) The execution, delivery and performance of the Loan Documents and the Borrowings and requests for Letters of Credit hereunder and the use of the proceeds thereof will not violate any Requirement of Law or any Contractual Obligation of Kimco and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

         (b) The execution, delivery and performance of the Loan Documents and the Borrowings and requests for Letters of Credit hereunder and the use of the proceeds thereof will not violate any Requirement of Law or any Contractual Obligation of the applicable Loan Party other than Kimco and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any such Requirement of Law or Contractual Obligation, except, in each of the foregoing cases, where the same could not reasonably be expected to have a Material Adverse Effect.

SECTION 4.6       No Material Litigation.

                  No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of Kimco, threatened by or against Kimco or any of its Subsidiaries or against any of its or their respective properties or revenues (a) with respect to this Agreement, any of the other Loan Documents or any of the transactions contemplated hereby, or (b) which could reasonably be expected to have a Material Adverse Effect.

SECTION 4.7       No Default.

                  Neither Kimco nor any of its Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

SECTION 4.8       Ownership of Property.

                  Each of Kimco and its Subsidiaries has good record title in fee simple to, or a valid leasehold interest in, all of its material real property, and good title to all of its other material property.

SECTION 4.9       Intellectual Property.

                  Kimco and each of its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, technology, know-how and processes ("Intellectual Property") necessary for the conduct of its business as currently conducted except for those the failure to own or license which could not reasonably be expected to have a Material Adverse Effect. No claim has been asserted and is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property, nor does Kimco know of any valid basis for any such claim. The use of such Intellectual Property by Kimco and its Subsidiaries does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

SECTION 4.10      No Burdensome Restrictions; Disclosure.

                  No Requirement of Law or Contractual Obligation of Kimco or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect. Neither the Confidential Memorandum nor any of the other reports, financial statements, certificates or other information furnished by or on behalf of Kimco to the Administrative Agent, the Issuing Lender or any Lender in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, Kimco represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

SECTION 4.11      Taxes.

                  Each of Kimco and its Subsidiaries has filed or caused to be filed all tax returns which, to the knowledge of Kimco, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any taxes, fees, or other charges the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of Kimco or its Subsidiaries, as the case may be); no tax Lien has been filed, and, to the knowledge of Kimco, no claim is being asserted, with respect to any such tax, fee or other charge.

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SECTION 4.12      Federal Regulations.

                  No part of the proceeds of any Revolving Credit Loan or Competitive Loan and no Letter of Credit will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board as now and from time to time hereafter in effect or for any purpose which violates the provisions of the Regulations of the Board. If requested by the Administrative Agent, each Borrower will furnish to the Administrative Agent a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation U.

SECTION 4.13      ERISA.

                  No Reportable Event has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. The present value of all accrued benefits under each Single Employer Plan maintained by Kimco or any Commonly Controlled Entity (based on those assumptions used to fund the Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits. Neither any Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan, and neither any Borrower nor any Commonly Controlled Entity would become subject to any liability under ERISA if such Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent. The present value (determined using actuarial and other assumptions which are reasonable in respect of the benefits provided and the employees participating) of the liability of the Borrowers and each Commonly Controlled Entity for post retirement benefits to be provided to their current and former employees under Plans which are welfare benefit plans (as defined in Section 3(1) of ERISA) equals or exceeds the assets under all such Plans allocable to such benefits.

SECTION 4.14      Investment Company Act; Other Regulations.

                  No Borrower is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. No Borrower is subject to regulation under any Federal or State statute or regulation which limits its ability to incur Indebtedness.

SECTION 4.15      [Reserved].

SECTION 4.16      Purpose.

                  The proceeds of the Revolving Credit Loans and the Competitive Loans and the Letters of Credit shall be used by the Borrowers for general corporate purposes (excluding commercial paper back-up).

SECTION 4.17      Environmental Matters.

                  Each of the following representations and warranties is true and correct on and as of the Effective Date except to the extent that the facts and circumstances giving rise to any such failure to be so true and correct, in the aggregate, could not reasonably be expected to have a Material Adverse
Effect:

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

         (a) To the best knowledge of Kimco, the Properties do not contain, and have not previously contained, any Materials of Environmental Concern in amounts or concentrations which constitute or constituted a violation of, or could reasonably give rise to liability under, Environmental Laws.

         (b) To the best knowledge of Kimco, the Properties and all operations at the Properties are in compliance, and have in the last two years been in compliance, with all applicable Environmental Laws, and there is no contamination at, under or about the Properties, or violation of any Environmental Law with respect to the Properties.

         (c) Neither Kimco nor any of its Subsidiaries has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties, nor does Kimco have knowledge or reason to believe that any such notice will be received or is being threatened.

         (d) To the best knowledge of Kimco, Materials of Environmental Concern have not been transported or disposed of from the Properties in violation of, or in a manner or to a location which could reasonably give rise to liability under, Environmental Laws, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of at, on or under any of the Properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Laws.

         (e) No judicial proceeding or governmental or administrative action is pending, or, to the knowledge of Kimco, threatened, under any Environmental Law to which Kimco or any of its Subsidiaries is or, to the knowledge of Kimco, will be named as a party with respect to the Properties, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative of judicial requirements outstanding under any Environmental Law with respect to the Properties.

         (f) To the best knowledge of Kimco, there has been no release or threat of release of Materials of Environmental Concern at or from the Properties, or arising from or related to the operations of Kimco and its Subsidiaries in connection with the Properties in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws.

SECTION 4.18      Insurance.

                  Kimco and each Subsidiary maintains with insurance companies rated at least A- by A.M. Best & Co., with premiums at all times currently paid, insurance upon fixed assets and inventories, including public liability insurance, fire and all other risks insured against by extended coverage, fidelity bond coverage, business interruption insurance, and all insurance required by law, all in form and amounts required by law and customary to the respective natures of their businesses and properties, except in cases where failure to maintain such insurance will not have or potentially have a Material Adverse Effect.

SECTION 4.19      Condition of Properties.

                  Each of the following representations and warranties is true and correct except to the extent that the facts and circumstances giving rise to any such failure to be so true and correct, in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

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

         (a) All of the improvements located on the Properties and the use of said improvements comply and shall continue to comply in all respects with all applicable zoning resolutions, building codes, subdivision and other similar applicable laws, rules and regulations and are covered by existing valid certificates of occupancy and all other certificates and permits required by applicable laws, rules, regulations and ordinances or in connection with the use, occupancy and operation thereof.

         (b) No material portion of any of the Properties, nor any improvements located on said Properties that are material to the operation, use or value thereof, have been damaged in any respect as a result of any fire, explosion, accident, flood or other casualty.

         (c) No condemnation or eminent domain proceeding has been commenced or to the knowledge of Kimco is about to be commenced against any portion of any of the Properties, or any improvements located thereon that are material to the operation, use or value of said Properties except as set forth and described in
Schedule 4.19.

         (d) No notices of violation of any federal, state or local law or ordinance or order or requirement have been issued with respect to any Properties.

SECTION 4.20      Benefit of Loans.

                  Kimco and each Subsidiary are engaged as an integrated corporate group in the business of acquiring, owning, developing and operating shopping centers and of providing the required services and other facilities for those integrated operations. Kimco and each Subsidiary require financing on such a basis that funds can be made available to the Borrowers and each Subsidiary to the extent required for the continued operation of their integrated activities and each of them expects to derive benefits, directly or indirectly, in return for undertaking their respective obligations under this Agreement and the other Loan Documents, both individually and as members of the integrated group.

SECTION 4.21      REIT Status.

                  Kimco is an equity-oriented real estate investment trust under Sections 856 through 860 of the Code.

SECTION 4.22      Solvency.

                  On the Effective Date and the date of each Borrowing or the issuance, amendment, renewal or extension of each Letter of Credit, after giving effect to the transactions contemplated by the Loan Documents occurring on such date, (a) Kimco is Solvent and (b) each applicable Borrower other than Kimco is Solvent.

                                   ARTICLE V

                                   CONDITIONS

SECTION 5.1       Conditions to Effectiveness / Effective Date.

                  The effectiveness of this Agreement and the availability of the Revolving Credit Facility hereunder, is subject to the satisfaction of the following conditions (or the waiver of such conditions in accordance with Section 10.1):

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

         (a) Credit Agreement. The Administrative Agent shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

         (b) Interest, Fees, Breakage Costs and Expenses. The Administrative Agent shall have received payment (which may be proceeds of the initial Loans under this Agreement) of (i) for the account of the Existing Lenders, the aggregate outstanding principal amount of all of the Existing Loans (other than any Existing Loans of any Existing Lender listed on Schedule 2.2 as continuing as Loans hereunder from and after the Effective Date), (ii) for the account of the Existing Lenders and the Issuing Lender under the Existing Credit Agreement, as the case may be, all interest and fees accrued to but excluding the Effective Date under the Existing Credit Agreement or any fee letter referred to therein or relating thereto (other than any accrued and unpaid interest on any Competitive Loans listed on Schedule 2.2 as continuing as Competitive Loans hereunder), (iii) for the account of the Existing Lenders, any and all amounts payable pursuant to Section 2.13 of the Existing Credit Agreement, (iv) for the account of the Existing Lenders or the Issuing Lender under the Existing Credit Agreement, as the case may be, all unpaid reimbursement obligations in respect of any drawings under any letter of credit issued pursuant to or governed by the Existing Credit Agreement, and (v) for the account of the applicable payee, all fees and other amounts due and payable on or prior to the Effective Date under or in connection with the Existing Credit Agreement or this Agreement, including pursuant to the Fee Letter and, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder, including the reasonable fees and disbursements invoiced through the Effective Date of JPMCB's special counsel.

         (c) Legal Opinion. The Administrative Agent shall have received, with a counterpart for the Administrative Agent, each Lender and the Issuing Lender, the executed legal opinion of Robert Schulman, Esq., counsel to the Loan Parties, substantially in the form of Exhibit D. The Borrowers hereby request such counsel to deliver such opinion.

         (d) [Reserved].

         (e) Notes. The Administrative Agent shall have received from each Borrower a signed Revolving Credit Note and from Kimco a signed Competitive Loan Note, in each case, for the account of each Lender that notified the Administrative Agent and Kimco of its request for Notes.

         (f) Closing Certificates. The Administrative Agent shall have received a certificate from a Responsible Officer of Kimco dated the Effective Date, (i) in the case of Kimco, confirming compliance with the conditions specified in this Section 5.1 and in Section 5.2 and (ii) certifying as to the names and offices of the Persons authorized to sign the Loan Documents to be delivered pursuant to the terms hereof by each Loan Party, together with the signatures of each such Person and a certificate of another Responsible Officer, certifying as to the name, office, and signature of such first Responsible Officer.

         (g) Organizational Documents, Etc. The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Borrower, and the authorization of each Borrower in respect of the transactions contemplated by this Agreement or the other Loan Documents, all in form and substance reasonably satisfactory to the Administrative Agent, certified to be true, correct and complete by a Responsible Officer as of the Effective Date.

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

The Administrative Agent shall notify Kimco, the Issuing Lender, the Lenders and the Exiting Lenders of the Effective Date, and such notice shall be conclusive and binding.

SECTION 5.2       Conditions to Each Extension of Credit.

                  The agreement of each Lender to make a Loan and of the Issuing Lender to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions precedent:

         (a) Representations and Warranties. On each Representation and Warranty Date, each of the representations and warranties made by Kimco in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

         (b) No Default. On each Representation and Warranty Date, (i) no Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extension of credit requested to be made on such date and (ii) Kimco would be in compliance with each financial covenant set forth in paragraphs (a) through (f) of Section 7.1 if the ratio or amount referred to therein were to be calculated as of such date (provided that for the purposes of determining such compliance, Gross Asset Value and Value of Unencumbered Properties shall be determined for the most recent Test Period as to which a compliance certificate has been delivered pursuant to Section 6.2(b)).

         (c) Baseline Representations and Warranties. On each Subsidiary Borrower Representation and Warranty Date, each of the Baseline Representations and Warranties made by the applicable Subsidiary Borrower in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date

Each Borrowing by, or issuance, renewal, extension or amendment of a Letter of Credit on behalf of, any Borrower hereunder shall constitute a representation and warranty, as of the date of such extension of credit (or renewal, extension or amendment of a Letter of Credit), (i) by Kimco in all cases that the conditions contained in Section 5.2 (a) and (b) have been satisfied, and (ii) if the applicable Borrower is a Subsidiary Borrower, by such Subsidiary Borrower that the conditions contained in Section 5.2(c) have been satisfied.

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS

                  So long as the Revolving Commitments remain in effect, any Competitive Loan or any Revolving Credit Loan remains outstanding and unpaid, any Letter of Credit remains outstanding, any Reimbursement Obligation remains unpaid in respect of any Letter of Credit, or any other amount is owing to any Lender, the Issuing Lender or the Administrative Agent hereunder, Kimco hereby agrees as set forth in Sections 6.1 through 6.8, inclusive, and each applicable Subsidiary Borrower hereby agrees as set forth in Section 6.9, that:

SECTION 6.1       Financial Statements.

                  Kimco shall furnish to the Administrative Agent (with sufficient copies for each Lender and the Issuing Lender):

         (a) as soon as available, but in any event within 90 days after the end of each fiscal year of Kimco, a copy of the consolidated balance sheet of Kimco and its subsidiaries as at the end of such year and the related consolidated statements of income and retained earnings and of cash flows of Kimco and its subsidiaries for such year, setting forth in each case in comparative form the figures as of the end of and for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by PricewaterhouseCoopers, LLP or other independent certified public accountants of nationally recognized standing; and

         (b) as soon as available, but in any event not later than 45 days after the end of each of the first three (3) quarterly periods of each fiscal year of Kimco, the unaudited consolidated balance sheet of Kimco and its subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and retained earnings and of cash flows of Kimco and its subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the corresponding date or period, as the case may be, in the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments);

all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

The Administrative Agent shall make available to the Lenders (which the Administrative Agent may effect by electronic posting) the materials furnished to it pursuant to this Section.

SECTION 6.2       Certificates; Other Information.

                  Kimco shall furnish to the Administrative Agent (with sufficient copies for each Lender and the Issuing Lender (in the case of clauses
(b)-(c) below) or each relevant Lender or Issuing Lender (in the case of clause
(e) below)):

         (a) [reserved];

         (b) concurrently with the delivery of the financial statements referred to in Sections 6.1(a) and 6.1(b), a compliance certificate of a Responsible Officer of Kimco substantially in the form of Exhibit F;

         (c) within ten (10) days after the same are sent, copies of all financial statements and reports which Kimco sends to its stockholders, and within ten (10) days after the same are filed, copies of all financial statements, reports or other documents which Kimco may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority;

         (d) [reserved]; and

         (e) promptly, upon request of the Administrative Agent, a list of all Entities, and such additional financial information, information with respect to any Property and other information as any Lender or the Issuing Lender may from time to time reasonably request (through the Administrative Agent).

The Administrative Agent shall make available to the Lenders (which the Administrative Agent may effect by electronic posting) the materials furnished to it pursuant to this Section.

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

SECTION 6.3       Payment of Obligations.

                  Kimco shall pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except (a) where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of Kimco or (b) (i) Non-Recourse Indebtedness and (ii) other obligations which aggregate not more than $20,000,000, in each case to the extent that Kimco has determined in good faith that it is in its best interests not to pay or contest such Non-Recourse Indebtedness or such other obligations, as the case may be.

SECTION 6.4       Maintenance of Existence, etc.

                  Kimco shall:

         (a) Preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business except as otherwise permitted pursuant to Section 7.2.

         (b) Comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, be reasonably expected to have a Material Adverse Effect.

SECTION 6.5       Maintenance of Property; Insurance.

                  Kimco shall keep all property useful and necessary in its business in good working order and condition; maintain insurance with financially sound and reputable insurance companies rated at least A- by A.M. Best & Co. on all of its property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to each Lender and the Issuing Lender, upon written request, full information as to the insurance carried.

SECTION 6.6       Inspection of Property; Books and Records; Discussions.

                  Kimco shall keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and permit representatives of any Lender or the Issuing Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of Kimco and its Subsidiaries with officers and employees of Kimco and its Subsidiaries and with its independent certified public accountants.

SECTION 6.7       Notices.

                  Kimco shall promptly give notice to the Administrative Agent, the Issuing Lender and each Lender of:

         (a) the occurrence of any Default or Event of Default;

         (b) any (i) default or event of default under any Contractual Obligation of Kimco or any of its Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time between Kimco or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

         (c) any litigation or administrative or other proceeding affecting Kimco or any of its Subsidiaries in which the amount involved is $20,000,000 or more and not covered by insurance or in which material injunctive or similar relief is sought, or the occurrence in respect of any Guarantor of any case, proceeding, event, or circumstance of the nature set forth in paragraph (f) of
Article VIII;

         (d) the following events, as soon as possible and in any event within 30 days after Kimco knows or has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or Kimco or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan; and

         (e) any development or event which has had or could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section 6.7 shall be accompanied by a statement of a Responsible Officer of Kimco setting forth details of the occurrence referred to therein and stating what action Kimco proposes to take with respect thereto.

The Administrative Agent shall promptly forward to the Lenders (which the Administrative Agent may effect by electronic posting) any written notice hereunder furnished to it pursuant to this Section.

SECTION 6.8       Environmental Laws.

                  Kimco shall:

         (a) Comply with, and use its best efforts to ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply with and maintain, and use its best efforts to ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, except to the extent that failure to do so could not be reasonably expected to have a Material Adverse Effect.

         (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws, except to the extent that (i) the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings could not be reasonably expected to have a Material Adverse Effect or (ii) Kimco has determined in good faith that contesting the same is not in the best interests of Kimco and its Subsidiaries and the failure to contest the same could not be reasonably expected to have a Material Adverse Effect.

         (c) Defend, indemnify and hold harmless the Administrative Agent, the Issuing Lender and each Lender, and their respective employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses (whether arising pre-judgment or post-judgment) of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of, noncompliance with or liability under any Environmental Laws applicable to the operations of Kimco, its Subsidiaries or the Properties, or any orders, requirements or demands of Governmental Authorities related thereto, including attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor. Notwithstanding anything to the contrary in this Agreement, this indemnity shall continue in full force and effect regardless of the termination of this Agreement.

SECTION 6.9       Baseline Conditions.

         (a) Each Subsidiary Borrower shall at all times comply with the Baseline Conditions in all material respects.

         (b) In the event any Subsidiary Borrower fails, at any time, to comply with any of the Baseline Conditions in any material respect or fails to pay any amount payable hereunder within five (5) Business Days after such amount becomes due in accordance with the terms hereof (a "Non-complying Subsidiary Borrower"),
(i) one or more of the other Borrowers shall promptly prepay any and all Loans to and any other obligations under any of the Loan Documents of such Non-complying Subsidiary Borrower (and cash collateralize any Letters of Credit issued for its account unless Kimco is a co-applicant thereof), or (ii) Kimco or any other Subsidiary Borrower that can satisfy each of the Baseline Conditions shall assume (pursuant to a written agreement reasonably satisfactory to the Administrative Agent) any and all Loans to and any other obligations (including in respect of any such Letters of Credit) under any of the Loan Documents of such Non-complying Subsidiary Borrower.

         (c) Each Subsidiary Guarantor shall at all times comply with the Baseline Conditions in all material respects and in the event any Subsidiary Guarantor fails, at any time, to comply with any of the Baseline Conditions in any material respect, such Subsidiary Guarantor shall (i) notwithstanding any provision of this Agreement to the contrary, cease to be an Obligated Property Owner for all purposes of this Agreement, and (ii) continue as a Subsidiary Guarantor unless released as provided in Section 10.10(d).

                                  ARTICLE VII

                               NEGATIVE COVENANTS

                  So long as the Revolving Commitments remain in effect, any Competitive Loan or any Revolving Credit Loan remains outstanding and unpaid, any Letter of Credit remains outstanding, any Reimbursement Obligation remains unpaid in respect of any Letter of Credit, or any other amount is owing to any Lender, the Issuing Lender or the Administrative Agent hereunder, Kimco hereby agrees that:

SECTION 7.1       Financial Covenants.

                  Kimco shall not directly or indirectly:

         (a) Total Indebtedness Ratio. Permit, at the last day of any Test Period, the ratio of (i) Total Indebtedness as of such day to (ii) Gross Asset Value as of such day to exceed 0.60 to 1.00.

         (b) Total Secured Indebtedness Ratio. Permit, at the last day of any Test Period, the ratio of (i) Total Secured Indebtedness as of such day to (ii) Gross Asset Value as of such day to exceed 0.25 to 1.00.

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         (c) Minimum Net Worth. Permit, at the last day of any fiscal quarter of
Kimco, Net Worth to be less than an amount equal to the sum of (i)
$1,750,000,000 plus (ii) 75% of the aggregate proceeds received by Kimco (net of customary related fees and expenses) in connection with any offering of Capital Stock of Kimco consummated after the Effective Date.

         (d) Unencumbered Asset Value Ratio. Permit, at the last day of any Test Period, the ratio of (i) Total Recourse Indebtedness as of such day to (ii) Unencumbered Asset Value as of such day, to exceed 0.60 to 1.0.

         (e) Unsecured Interest Expense Ratio. Permit, for any Test Period, the ratio of (i) Unencumbered Assets NOI for such period to (ii) Total Unsecured Interest Expense for such period to be less than 2.0 to 1.0.

         (f) Fixed Charge Coverage Ratio. Permit, for any Test Period, the ratio of Total Adjusted EBITDA for such period to Total Debt Service for such period to be less than 1.75 to 1.0. Solely for the purpose of calculating the ratio in this clause (f), Total Adjusted EBITDA (i) shall include cash flow distributions (other than distributions in respect of capital transactions) from Noncontrolled Entities ("Noncontrolled Entity Operating Cash Flow"), provided that Noncontrolled Entity Operating Cash Flow distributed during the most recent twelve-month period in respect of any Noncontrolled Entity shall be included, without duplication, only to the extent of 50% of the amount of such distributions made in such twelve-month period, and (ii) shall be increased by the amounts excluded pursuant to clauses (iv), (v) and (vi) of the definition of the term "Total Adjusted EBITDA".

Solely for the purposes of this Section 7.1: direct or indirect reference to EBITDA, NOI, Indebtedness and debt service (and items thereof, when applicable) with respect to the Entities, when included, shall be included only to the extent of the Ownership Percentage therein, except as otherwise specifically provided.

SECTION 7.2       Limitation on Certain Fundamental Changes.

                  Neither Kimco nor any of its Subsidiaries shall, directly or indirectly: (a) enter into any merger (except as described in Schedule 7.2), consolidation or amalgamation, (b) liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or (c) convey, sell, lease, assign, transfer or otherwise dispose of, all or a substantial portion of its property, business or assets (each such transaction referred to in the preceding clauses
(a), (b) and (c), a "Capital Transaction"), unless (i) such Capital Transaction does not involve all or a substantial portion of the property, business or assets owned or leased by Kimco and its Subsidiaries determined on a consolidated basis with respect to Kimco and its Subsidiaries taken as a whole,
(ii) there is no Default or Event of Default, before and after giving effect to such Capital Transaction (including any changes resulting from recharacterization of Unencumbered Property), and (iii) without limiting the foregoing, Kimco is in compliance with all covenants under Section 7.1 after giving effect to such Capital Transaction (including any changes resulting from recharacterization of Unencumbered Property), and would have been in compliance therewith for the most recent Test Period if such Capital Transaction had been given effect (including any changes resulting from recharacterization of Unencumbered Property) during such Test Period; provided that Kimco may not engage in a Capital Transaction other than a merger as to which it is the surviving entity.

SECTION 7.3       Limitation on Restricted Payments.

                  Neither Kimco nor any of its Subsidiaries shall, directly or indirectly, unless otherwise required in order to maintain Kimco's status as a real estate investment trust, declare or pay any dividend (other than dividends payable solely in the same class of Capital Stock) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of Kimco or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, or enter into any transaction that has a substantially similar effect to any of the foregoing, either directly or indirectly, whether in cash or property or in obligations of Kimco or any Subsidiary (collectively, "Restricted Payments"); provided that notwithstanding the foregoing, (i) during any period of four (4) consecutive fiscal quarters of Kimco on a cumulative basis, Kimco may make Restricted Payments in an aggregate amount not to exceed the greater of (a) an amount equal to 95% of FFO for such period on a cumulative basis, and (b) the amount of dividends required to be paid by Kimco in order to maintain its status as a real estate investment trust under the Code, and (ii) dividends and distributions may be paid by any Subsidiary to Kimco, to any other Subsidiary or to any other Guarantor, if any.

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                  Solely for the purpose of this Section 7.3, all references to shares in the definition of the term "Capital Stock" shall be to common shares only.

SECTION 7.4       Limitation on Investments, Loans and Advances.

                  Neither Kimco nor any of its Subsidiaries shall, directly or indirectly, make any advance, loan, extension of credit or capital contribution to any Person, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or otherwise make any investment in, any Person, or acquire or otherwise make any investment in any real property (collectively, "Investments"), if, after giving effect thereto, the aggregate amount of Investments (valued at cost) made in Noncontrolled Entities from and after the date of this Agreement would exceed 25% of Gross Asset Value.

SECTION 7.5       Limitation on Transactions with Affiliates.

                  Neither Kimco nor any of its Subsidiaries shall, directly or indirectly, enter into any transaction, including any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless
(a) no Default or Event of Default would occur as a result thereof and (b) such transaction is (i) in the ordinary course of the business of any Loan Party that is a party thereto and (ii) upon fair and reasonable terms no less favorable to any Loan Party that is a party thereto or is affected thereby than would be obtained in a comparable arm's length transaction with a Person that is not an Affiliate.

SECTION 7.6       Limitation on Changes in Fiscal Year.

                  Kimco shall not cause or permit its fiscal year to end on a day other than December 31, unless otherwise required by any applicable law, rule or regulation.

SECTION 7.7 Limitation on Lines of Business; Issuance of Commercial Paper; Creation of Subsidiaries; Negative Pledges; Swap Agreements.

                  Neither Kimco nor any of its Subsidiaries shall, directly or indirectly:

         (a) Engage in activities other than real estate business and real estate related business activities, and in activities permitted for real estate investment trusts under the Code (including through taxable REIT subsidiaries).

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         (b) Issue any commercial paper in an aggregate principal amount exceeding the aggregate unused and available commitments under any revolving credit facility (other than the Revolving Commitments hereunder) entered into by the Borrowers and not prohibited by this Agreement. For the purposes of this paragraph, commitments shall be deemed to be available to the extent that, on any date of determination, assuming timely delivery of a borrowing notice by the applicable Borrower, the lender(s) thereunder would be obligated to fund loans pursuant thereto.

         (c) Enter into with any Person, or suffer to exist, any agreement, other than (i) this Agreement and the other Loan Documents or (ii) any agreements governing any purchase money Liens, Financing Leases or mortgage financings not prohibited by this Agreement (in which cases, any prohibition or limitation referred to below shall only be effective against the assets financed thereby) which, in any such case, prohibits or limits the ability of any Borrower or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired.

         (d) Enter into any Swap Agreement, except Swap Agreements entered into in the ordinary course of business (not for purposes of speculation) to hedge or mitigate risks, including those related to interest rates or currency exchange rates, to which Kimco or such Subsidiary is exposed in the conduct of its business or the management of its liabilities.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

                  If any of the following events shall occur and be continuing:

         (a) Any Borrower shall fail to pay any principal of any Revolving Credit Loan, any Competitive Loan or any Reimbursement Obligation when due in accordance with the terms thereof or hereof; or any Borrower shall fail to pay any interest on any Revolving Credit Loan, any Competitive Loan, any Reimbursement Obligation or any other amount payable hereunder, within five (5) Business Days after any such interest or other amount becomes due in accordance with the terms thereof or hereof; or

         (b) Any representation or warranty made or deemed made by Kimco herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made or furnished; or

         (c) There shall be any default in the observance or performance of any agreement contained in Section 6.7(a) or Article VII; or

         (d) Kimco shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Article), and such default shall continue unremedied for a period of 30 days after notice from the Administrative Agent, the Issuing Lender or the Required Lenders; or

         (e) Any Borrower or any Subsidiary of any Borrower shall (i) default in making any payment of any principal of any Indebtedness (including any Guarantee Obligation, but excluding (x) any Revolving Credit Loans, any Competitive Loans or Reimbursement Obligations (which shall be governed by clause (a) above) and
(y) any Non-Recourse Indebtedness) on the scheduled or original due date with respect thereto; or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; provided that a default, event or condition described in clause (i),
(ii) or (iii) of this paragraph (e) shall not at any time constitute an Event of Default under this Agreement unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness the outstanding principal amount of which exceeds in the aggregate $25,000,000; provided, further, that a default, event or condition described in clause (i),
(ii) or (iii) of this paragraph (e) shall not at any time constitute an Event of Default under this Agreement if such default, event or condition relates solely to any Subsidiary Borrower and/or its observance or performance of its obligations under this Agreement or in any other Loan Document; or

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         (f) (i) Kimco shall commence any case, proceeding or other action (A)
under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or Kimco shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Kimco any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against Kimco any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) Kimco shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) Kimco shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

         (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan,
(ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of Kimco or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed (or a trustee shall be appointed) to administer, or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Majority Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) Kimco or any Commonly Controlled Entity shall, or is, in the reasonable opinion of the Majority Lenders, likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

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         (h) One or more judgments or decrees shall be entered against Kimco or any Entity involving in the aggregate a liability (not paid or fully covered by insurance) of $20,000,000 or more (excluding Non-Recourse Indebtedness), and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

         (i) [reserved]; or

         (j) Kimco shall cease, for any reason, to maintain its status as an equity-oriented real estate investment trust under Sections 856 through 860 of the Code; or

         (k) At any time any Borrower or any Subsidiary of any Borrower shall be required to take any actions in respect of environmental remediation and/or environmental compliance, the aggregate expenses, fines, penalties or other charges with respect to which are recourse to Kimco and, in the judgment of the Majority Lenders, could reasonably be expected to exceed $20,000,000; provided that any such remediation or compliance shall not be taken into consideration for the purposes of determining whether an Event of Default has occurred pursuant to this paragraph (k) if (i) such remediation or compliance is being contested by such Borrower or the applicable Subsidiary in good faith by appropriate proceedings or (ii) such remediation or compliance is satisfactorily completed within 90 days from the date on which such Borrower or the applicable Subsidiary receives notice that such remediation or compliance is required, unless such remediation or compliance cannot reasonably be completed within such 90 day period in which case such time period shall be extended for a period of time reasonably necessary to perform such compliance or remediation using diligent efforts (not to exceed 180 days if the continuance of such remediation or compliance beyond such 180 day period, in the judgment of the Majority Lenders, could reasonably be expected to have a Material Adverse Effect); or

         (l) a Change in Control shall occur;

then, and in any such event, (A) if such event is an Event of Default specified in paragraph (f) above, automatically the Revolving Commitments shall immediately terminate and the Revolving Credit Loans and Competitive Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) and the Notes shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) the Administrative Agent may, or upon the request of the Majority Lenders the Administrative Agent shall, by notice to Kimco, declare the Revolving Commitments to be terminated forthwith, whereupon the Revolving Commitments shall immediately terminate; and (ii) the Administrative Agent may, or upon the request of the Majority Lenders the Administrative Agent shall, by notice to Kimco, declare the Revolving Credit Loans and Competitive Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) and the Notes to be due and payable forthwith, whereupon the same shall immediately become due and payable.

                  With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, Kimco or the applicable Borrower shall at such time deposit in a cash collateral account opened by and under the exclusive dominion and control of the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Each such depositing Borrower hereby grants to the Administrative Agent, for the benefit of the Issuing Lender and the applicable L/C Participants, a security interest in such cash collateral to secure all obligations of such Borrower under this Agreement and the other Loan Documents. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts or other demands for payment drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Borrowers hereunder and under the other Loan Documents. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrowers hereunder and under the other Loan Documents shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the applicable Borrower or to whomsoever may be lawfully entitled thereto. The Borrowers shall execute and deliver to the Administrative Agent, for the account of the Issuing Lender and the applicable L/C Participants, such further documents and instruments as the Administrative Agent may request to evidence the creation and perfection of the within security interest in such cash collateral account.

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                  Except as expressly provided above in this Article,
presentment, demand, protest and all other notices of any kind are hereby expressly waived.

                                   ARTICLE IX

                                   THE AGENTS

SECTION 9.1       The Agents.

                  For purposes of this Section 9.1 and Section 10.6, the term "Related Parties" shall mean, with respect to any specified Person, (i) any Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with such specified Person, and (ii) the respective directors, officers, employees, agents and advisors of such specified Person and of any other Person referred to in the preceding clause (i).

         (a) Each of the Lenders and the Issuing Lender hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such actions and powers as are reasonably incidental thereto.

         (b) The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and each Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with such bank (an "Administrative Agent Affiliate") may accept deposits from, lend money to and generally engage in any kind of business with any Loan Party or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

         (c) The Administrative Agent shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (i) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing, (ii) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Administrative Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided herein), and (iii) except as expressly set forth herein, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Kimco or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Administrative Agent Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided herein) or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default or Event of Default other than nonpayment of principal or interest unless and until written notice thereof is given to the Administrative Agent by Kimco or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into
(i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or under any other Loan Document or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or in any other Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document, or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in
Article V or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

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         (d) The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

         (e) The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

         (f) Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders, the Issuing Lender and Kimco. By the Required Lenders' giving at least thirty (30) Business Days prior written notice to the Administrative Agent and Kimco, the Administrative Agent may be removed, by action of the Required Lenders (excluding the bank serving as Administrative Agent (the "Agent Bank")), (i) at any time for gross negligence or willful misconduct, as determined by the Required Lenders (excluding for such determination the Agent Bank), or (ii) in the event that the Agent Bank, in its capacity as a Lender, shall have assigned all of its outstanding Revolving Commitments, Loans, and its Applicable Percentage of the L/C Obligations to another bank, financial institution or other entity pursuant to Section 10.6, and at the end of such thirty (30) Business Day period the Agent Bank shall be deemed discharged from its duties and obligations as Administrative Agent hereunder and under any other Loan Documents, provided that it is a condition to the removal of the Administrative Agent under clause (ii) above in the circumstance in which the Agent Bank is the Issuing Lender hereunder, that all outstanding Letters of Credit issued by the Issuing Lender (including Letters of Credit issued by any Affiliate of the Agent Bank) hereunder shall be returned to the Issuing Lender for cancellation, that the Issuing Lender shall be reimbursed for all drafts or other demands for payment under the Letters of Credit that have not yet been reimbursed by the Borrowers or paid by the L/C Participants (except to the extent of the Applicable Percentage of L/C Obligations assigned by the Agent Bank), that all fees and expenses accrued and payable to the Issuing Lender be paid, and that the Issuing Lender shall be deemed to be replaced under Section 3.9(a) hereof. Upon any such resignation or removal, the Required Lenders shall have the right, in consultation with Kimco, to appoint a successor. In the case of resignation by the Administrative Agent, if no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders and the Issuing Lender, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or a Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor to a retired Administrative Agent, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under any other Loan Documents. The fees payable by the Borrowers to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After the Administrative Agent's resignation or removal hereunder, the provisions of this Article, including Section 9.2, shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

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         (g) Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder.

SECTION 9.2       Indemnification.

                  The Lenders agree to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by the Borrowers and without limiting the obligation of the Borrowers to do so), ratably according to their respective Applicable Percentages of the Revolving Commitments in effect on the date on which indemnification is sought under this Section 9.2 (or, if indemnification is sought after the date upon which the Revolving Commitments shall have terminated and the Revolving Credit Loans and Competitive Loans shall have been paid in full, ratably in accordance with their Applicable Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including at any time following the payment of the Revolving Credit Loans and Competitive Loans and regardless of whether pre-judgment or post-judgment) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting solely from the Administrative Agent's gross negligence or willful misconduct. The agreements in this Section 9.2 shall survive the termination of this Agreement and the payment of the Revolving Credit Loans and all other amounts payable hereunder.

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SECTION 9.3       The Syndication Agents, Documentation Agents, Managing Agents,
                  Co-Agents, Arrangers, and Bookrunners.

                  Each of the Syndication Agents, Documentation Agents, Managing Agents, Co-Agents, Bookrunner and Lead Arranger referred to on the cover of this Agreement in its capacity as such shall have no rights, duties or responsibilities hereunder, nor any fiduciary relationship with any party hereto, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Syndication Agents, Documentation Agents, Managing Agents, Co-Agents, Bookrunner or Lead Arranger in their respective capacities as such.

                                   ARTICLE X

                                  MISCELLANEOUS

SECTION 10.1      Amendments and Waivers.

                  Neither this Agreement nor any other Loan Document, nor any terms hereof or thereof, may be amended, supplemented or modified except in accordance with the provisions of this Section 10.1. The Required Lenders may, or, with the written consent of the Required Lenders, the Administrative Agent may, from time to time, (a) enter into with the relevant Loan Parties written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided that no such waiver and no such amendment, supplement or modification shall (i) reduce the amount or extend the scheduled date of maturity of any Revolving Credit Loan, Competitive Loan or Note, or reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof or increase or reduce (except for reductions in accordance with Section 2.2(f)) the amount or extend the expiration date of any Lender's Revolving Commitment, in each case without the consent of each Lender directly affected thereby, or (ii) amend, modify or waive any provision of this Section 10.1, change Section 2.9(a), Section 10.11(a) or Section 10.22 in a manner that would alter the pro rata sharing of payments required thereby, reduce the percentage specified in the definitions of Required Lenders or Majority Lenders, consent to the assignment or transfer by Kimco of any of its rights and obligations under this Agreement and the other Loan Documents, amend the proviso to the definition of the term "Unencumbered Properties", or amend, modify, or waive any provision of any Loan Document which, by its terms, requires the consent, approval or satisfaction of all Lenders, in each case without the written consent of all the Lenders, or (iii) amend, modify or waive any provision of Article III or otherwise affect the rights or duties of the Issuing Lender without the written consent of the Issuing Lender, or (iv) amend, modify or waive any provision of Article IX or otherwise affect the rights or duties of the Administrative Agent without the written consent of the then Administrative Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrowers, the other Loan Parties, the Lenders, the Issuing Lender, the Administrative Agent and all future holders of the Notes. In the case of any waiver, the Borrowers, the other Loan Parties, the Lenders, the Issuing Lender and the Administrative Agent shall be restored to their former position and rights hereunder and under any outstanding Notes and any other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing to the extent therein specified; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

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SECTION 10.2      Notices.

                  All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Borrowers, the Issuing Lender and the Administrative Agent, and as notified to the Administrative Agent pursuant to an administrative questionnaire in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Notes:

         The Borrowers:                   Kimco Realty Corporation
                                          3333 New Hyde Park Road, Suite 100
                                          New Hyde Park, New York 11042
                                          Attention: Glenn G. Cohen
                                          Telecopy: (516) 869-2572

         The Administrative Agent         JPMorgan Chase Bank, N.A.
         and the Issuing Lender:          277 Park Avenue, 3rd Floor
                                          New York, New York 10072
                                          Attention: Charles E. Hoagland
                                          Telecopy: (646) 534-0574

         with a copy to:                  JPMorgan Chase Bank, N.A.
                                          270 Park Avenue, 15th Floor
                                          New York, New York 10017-2070
                                          Attention: Elena Gillcrist
                                          Telecopy: (212) 270-3513

         and (except for
         borrowing requests,
         interest elections, and
         requests pursuant to
         Sections 10.8 or 10.9) to:       JPMorgan Chase Bank, N.A.
                                          270 Park Avenue
                                          New York, NY  10017
                                          Attention: Jacqueline F. Stein, Esq.
                                          Vice President & Senior Associate
                                            Counsel
                                          Telecopy: (212) 270-2873

provided that any notice, request or demand to or upon the Administrative Agent or the Lenders pursuant to Section 2.1, 2.2, 2.3 or 2.4 shall not be effective until received.

SECTION 10.3      No Waiver; Cumulative Remedies.

                  No failure to exercise and no delay in exercising, on the part of the Administrative Agent, the Issuing Lender or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

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

SECTION 10.4      Survival of Representations and Warranties.

                  All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of the extensions of credit hereunder.

SECTION 10.5      Payment of Expenses and Taxes.

                  Kimco agrees (a) to pay or reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents, any Letters of Credit, and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the fees and disbursements of counsel to the Administrative Agent; (b) to pay or reimburse each Lender, the Issuing Lender and the Administrative Agent for all its costs and expenses (including post-judgment costs and expenses) incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents, any Letters of Credit, and any such other documents, including the fees and disbursements of counsel to the Administrative Agent, the Issuing Lender and the several Lenders; (c) to pay, and indemnify and hold harmless each Lender, the Issuing Lender and the Administrative Agent (and their respective affiliates, officers, directors, employees, advisors and agents) from and against, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, the Existing Credit Agreement, this Agreement, the other Loan Documents, any Letters of Credit, and any such other documents; and (d) to pay, and indemnify and hold harmless each Lender, the Issuing Lender and the Administrative Agent (and their respective affiliates, officers, directors, employees, advisors and agents) from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (and regardless of whether pre-judgment or post-judgment) with respect to the execution, delivery, enforcement, performance and administration of the Existing Credit Agreement, this Agreement, the other Loan Documents, the Letters of Credit, and any such other documents, including any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of Kimco, any of its Subsidiaries or any of the Properties (all the foregoing in this clause (d), collectively, the "indemnified liabilities"), provided that Kimco shall have no obligation hereunder to any indemnitee with respect to indemnified liabilities arising from the gross negligence or willful misconduct of such indemnitee. The agreements in this Section 10.5 shall survive the termination of this Agreement, the expiration, cancellation, or other termination of the Letters of Credit, and the payment of the Revolving Credit Loans, the Competitive Loans and all other amounts payable hereunder.

SECTION 10.6      Successors and Assigns.

                  For purposes of this Section 10.6 the term "Related Parties" shall have the meaning given thereto in Section 9.1 hereof.

         (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Lender that issues any Letter of Credit (an "Issuing Lender Affiliate")), except that (i) none of the Loan Parties may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Loan Party without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Issuing Lender Affiliate), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Issuing Lender and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement or any other Loan Document.

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

         (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement and under the other Loan Documents (including all or a portion of its Revolving Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

                                    (A) Kimco, provided that no consent of Kimco
         shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund (as defined below), or, if an Event of Default has occurred and is continuing, any other assignee;

                                    (B) the Administrative Agent, provided that
         no consent of the Administrative Agent shall be required for an assignment of any Revolving Commitment to an assignee that is a Lender or an Affiliate of a Lender with a Revolving Commitment immediately prior to giving effect to such assignment; and

                                    (C)     the Issuing Lender.

            (ii) Assignments shall be subject to the following additional conditions:

                                    (A) except in the case of an assignment to a
         Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Revolving Commitment or Loans of any Class, the amount of the Tranche A Commitment or Tranche B Commitment or Tranche A Loans or Tranche B Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption (as defined below) with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless Kimco and the Administrative Agent otherwise consent, provided that no such consent of Kimco shall be required if an Event of Default has occurred and is continuing;

                                    (B) each partial assignment shall be made as
         an assignment of a proportionate part of all the assigning Lender's rights and obligations in respect of its Tranche A Commitment or its Tranche B Commitment, as applicable, under this Agreement and the other Loan Documents;

                                    (C) the parties to each assignment shall
         execute and deliver to the Administrative Agent an Assignment and Assumption substantially in the form of Exhibit A or in any other form approved by the Administrative Agent (an "Assignment and Assumption"), together with a processing and recordation fee of $4,000 (which, except as provided in Section 2.15, shall not be payable by the Borrowers); and

                                    (D) the assignee, if it shall not be a
         Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in the form approved by the Administrative Agent (an "Administrative Questionnaire").

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

                  For the purposes of this Section 10.6, the term "Approved Fund" has the following meaning:

         "Approved Fund" means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

                           (iii) Subject to acceptance and recording thereof
pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.11, 2.12, 2.13 and 10.5). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 10.6 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

                           (iv) The Administrative Agent, acting for this
purpose as an agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Tranche A Commitment and Tranche B Commitment of, and principal amount of the Loans and payments made by the Issuing Lender pursuant to the Letters of Credit, owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive absent manifest error, and the Borrowers, the Administrative Agent, the Issuing Lender and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, the Issuing Lender and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

                           (v) Upon its receipt of a duly completed Assignment
and Assumption executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in this paragraph (b) and any written consent to such assignment required by this paragraph (b), the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.9(b), 2.9(b), 3.4, 3.5 or 9.2, the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

         (c) (i) Any Lender may, without the consent of any Borrower, the Administrative Agent, or the Issuing Lender, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations in respect of its Tranche A Commitment or its Tranche B Commitment, as applicable, under this Agreement and under the other Loan Documents (including all or a portion of its Revolving Commitment and the Loans owing to it); provided that (A) such Lender's obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (C) the Borrowers, the other Loan Parties, the Administrative Agent, the Issuing Lender and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the proviso to
Section 10.1 that affects such Participant. Subject to paragraph (c)(ii) of this Section, each Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.11, 2.12 and 2.13 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.11(b) as though it were a Lender, provided such Participant agrees to be subject to Section 10.11(a) as though it were a Lender.

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

                           (ii) A Participant shall not be entitled to receive
any greater payment under Section 2.11 or 2.12 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with Kimco's prior written consent. A Participant that would be a Non-U.S. Lender if it were a Lender shall not be entitled to the benefits of Section 2.12(a) unless Kimco is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with
Section 2.12(b) as though it were a Lender.

         (d) Any Lender may at any time pledge or assign a security interest in, all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

SECTION 10.7      Disclosure.

                  Subject to Section 10.19, each Borrower authorizes each Lender to disclose to any Participant or assignee (each, a "Transferee") and any prospective Transferee any and all financial information in such Lender's possession concerning such Borrower and its Affiliates which has been delivered to such Lender by or on behalf of such Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of such Borrower in connection with such Lender's credit evaluation of such Borrower and its Affiliates prior to becoming a party to this Agreement.

SECTION 10.8      Increases of Revolving Credit Facility.

                  During the period commencing the Effective Date through and including the date that is 24 months (or 33 months, if the Maturity Date has been extended to the Extended Maturity Date pursuant to Section 10.9 below) after the date of this Agreement, Kimco may from time to time request increases in the aggregate amount of the Tranche A Commitments, in minimum increments of $50,000,000 (or whole multiples of $5,000,000 in excess of $50,000,000), provided that the total amount by which the Tranche A Commitments may be increased under this Section 10.8 shall be limited to the excess of (i) $150,000,000 over (ii) the total amount by which the Revolving Commitments have been reduced under Section 2.2(f). Each such request shall offer to each Lender the opportunity to participate in the increased Tranche A Commitments and, with the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) and Kimco, to any additional bank, financial institution or other entity that elects to become a Lender hereunder and obtain a Tranche A Commitment. No Lender shall have any obligation to increase its Tranche A Commitment nor shall the Administrative Agent or J.P. Morgan have any obligation to locate banks, financial institutions or other entities willing to increase or obtain such Tranche A Commitments. The form of documentation pursuant to which any such Tranche A Commitment is increased or obtained must be acceptable to Kimco and the Administrative Agent. Each increase of the Tranche A Commitments under this Section 10.8 is subject to the following conditions:

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

                  (a) Each of the representations and warranties made by Kimco in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the date of such increase as if made on and as of such date except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

                  (b) (i) No Default or Event of Default shall have occurred and be continuing on the date of such increase or after giving effect thereto and (ii) Kimco would be in compliance with each financial covenant set forth in paragraphs (a) through (f) of Section 7.1 if the ratio or amount referred to therein were to be calculated as of such date (provided that for the purposes of determining such compliance, Gross Asset Value and Value of Unencumbered Properties shall be determined for the most recent Test Period as to which a compliance certificate has been delivered pursuant to Section 6.2(b)).

                  Each request for an increase of the Tranche A Commitments under this Section 10.8 shall constitute a representation and warranty by Kimco as of the date of such increase that the conditions contained in this Section
10.8 have been satisfied, and shall be accompanied by a certificate of a Responsible Officer of Kimco to such effect.

SECTION 10.9      Extension of Maturity Date.

                  By notice to the Administrative Agent not earlier than twelve
(12) months nor later than three (3) months before the Maturity Date specified in clause (i) of the definition of the term "Maturity Date" (the "Original Maturity Date"), Kimco may extend the Maturity Date to the date one year after the Original Maturity Date (the "Extended Maturity Date"); provided that (i) Kimco shall have paid to the Administrative Agent for the account of the Lenders on or before the Original Maturity Date a nonrefundable extension fee in an amount equal to 0.10% of the aggregate amount of the Revolving Commitments in effect on the Original Maturity Date, whether used or unused, and (ii), the following conditions shall be satisfied:

                  (a) Each of the representations and warranties made by Kimco in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the as of the Original Maturity Date as if made on and as of such date except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

                  (b) (i) No Default or Event of Default shall have occurred and be continuing on the date of such notice or as of the Original Maturity Date, and (ii) Kimco would be in compliance with each financial covenant set forth in paragraphs (a) through (f) of Section 7.1 if the ratio or amount referred to therein were to be calculated as of the Original Maturity Date (provided that for the purposes of determining such compliance, Gross Asset Value and Value of Unencumbered Properties shall be determined for the most recent Test Period as to which a compliance certificate has been delivered pursuant to Section 6.2(b)).

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

The request for an extension under this Section 10.9 shall constitute a representation and warranty by Kimco as of the date of such request and as of the Original Maturity Date that the conditions contained in this Section 10.9 have been satisfied, and shall be accompanied by a certificate of a Responsible Officer of Kimco to such effect. The Administrative Agent shall promptly notify the Lenders of any such extension.

SECTION 10.10     Subsidiary Borrowers and Subsidiary Guarantors.

         (a) At the election of Kimco at any time and from time to time, upon not less than five (5) Business Days notice to the Administrative Agent, at the time of such election, one or more Wholly Owned Subsidiaries shall become a Borrower hereunder (each, a "Subsidiary Borrower") by Kimco and such Subsidiary Borrower's executing and delivering to the Administrative Agent, as applicable,
(i) an Adherence Agreement, (ii) an incumbency certificate as to the names, titles and specimen signatures of such Wholly Owned Subsidiary's officers or other representatives authorized to act on its behalf in connection with the Revolving Credit Facility, and (iii) if and to the extent generally issued by the applicable jurisdiction, a current good standing certificate as to such Wholly Owned Subsidiary from its jurisdiction of organization and a certified copy of its organizational or constituent documents (such as a certificate or articles of incorporation or formation and by-laws, limited liability company agreement or limited partnership agreement, as applicable); provided that (x) each such Wholly Owned Subsidiary shall satisfy the Baseline Conditions on and as of the date such Wholly Owned Subsidiary delivers its Adherence Agreement,
(y) Kimco shall be deemed to represent and warrant as of such date that such proposed Subsidiary Borrower is a Wholly Owned Subsidiary, and (z) no Subsidiary Borrower shall cease to be a Subsidiary Borrower solely because it ceases to be a Wholly-Owned Subsidiary. Following the giving of any notice pursuant to this
Section 10.10(a), if the designation of such Subsidiary Borrower obligates the Administrative Agent or any Lender to comply with "know your customer" or similar identification procedures in accordance with applicable laws and regulations in circumstances where the necessary information is not already available to it, the applicable Subsidiary Borrower shall, promptly upon the request of the Administrative Agent or such Lender, supply such documentation and other evidence as is reasonably and customarily requested by the Administrative Agent or such Lender in order for the Administrative Agent or such Lender to be satisfied (in good faith) it has complied with all necessary "know your customer" or other similar verifications under all applicable laws and regulations.

         (b) At the election of Kimco at any time and from time to time, at the time of such election, one or more Wholly Owned Subsidiaries shall become a guarantor of the Revolving Credit Facility (together with the Subsidiaries listed on Schedule 10.10, each a "Subsidiary Guarantor") by executing and delivering to the Administrative Agent, as applicable, a Subsidiary Guarantee; provided that (x) each such Wholly Owned Subsidiary shall satisfy the Baseline Conditions on and as of the date such Wholly Owned Subsidiary delivers its Subsidiary Guarantee and (y) Kimco shall be deemed to represent and warrant as of such date that such proposed Subsidiary Guarantor is a Wholly Owned Subsidiary.

         (c) A Subsidiary Borrower shall be released as a Borrower hereunder upon written request by Kimco provided that (i) any Loans to and/or other obligations of such Subsidiary Borrower proposed to be released shall have been either (A) repaid (and any outstanding Letters of Credit issued for its account shall have been fully cash collateralized unless Kimco is a co-applicant thereof) or (B) assumed (pursuant to a written agreement reasonably satisfactory in form and substance to the Administrative Agent), concurrently with or prior to such release, by Kimco or by another Subsidiary Borrower (which other Subsidiary Borrower satisfies the Baseline Conditions at the time of such assumption), (ii) there is no Event of Default after giving effect to such release, (iii) Kimco is in compliance with each of the financial covenants set forth in paragraphs (a) through (f) of Section 7.1 if the ratio or amount referred to therein were to be calculated as of such date, but after giving effect to such release (provided that for the purposes of determining such compliance, Gross Asset Value and Value of Unencumbered Properties shall be determined for the most recent Test Period as to which a compliance certificate has been delivered pursuant to Section 6.2(b), after giving effect to such release), and (iv) Kimco has furnished to the Administrative Agent a certificate of its chief financial officer or other authorized officer as to the matters referred in the preceding sub-clauses (ii) and (iii)

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

         (d) A Subsidiary Guarantor shall be released from any Subsidiary Guarantee upon written request by Kimco provided that (i) there is no Event of Default after giving effect to such release (including any changes resulting from any Property's ceasing to be an Unencumbered Property if such released guarantor immediately prior to giving effect to such release was an Obligated Property Owner in respect thereof), (ii) Kimco is in compliance with each of the financial covenants set forth in paragraphs (a) through (f) of Section 7.1 if the ratio or amount referred to therein were to be calculated as of such date, but after giving effect to such release (including any changes resulting from any Property's ceasing to be an Unencumbered Property if such released guarantor was an Obligated Property Owner in respect thereof immediately prior to giving effect to such release and provided that for the purposes of determining such compliance, Gross Asset Value and Value of Unencumbered Properties shall be determined for the most recent Test Period as to which a compliance certificate has been delivered pursuant to Section 6.2(b)), and (iii) Kimco has furnished to the Administrative Agent a certificate of its chief financial officer or other authorized financial officer as to the matters referred to in the preceding clauses (i) and (ii).

SECTION 10.11     Adjustments; Set-off.

         (a) If any Lender (a "benefited Lender") shall at any time receive any payment of all or part of its Tranche A Exposure or Tranche B Exposure, as applicable, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Article VIII(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Tranche A Exposure or Tranche B Exposure, as applicable, or interest thereon, such benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Tranche A Exposure or Tranche B Exposure, as applicable, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided that (i) if all or any portion of such excess payment or benefits is thereafter recovered from such benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest, and
(ii) the provisions of this paragraph shall not be construed to apply to any payment made by any Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Revolving Credit Loans or Competitive Loans or participations in respect of Letters of Credit to any assignee or participant, other than to any Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply).

         (b) In addition to any rights and remedies of the Lenders provided by law, each Lender and each of its Affiliates shall have the right, without prior notice to the Borrowers, any such notice being expressly waived by the Borrowers to the extent permitted by applicable law, upon any amount becoming due and payable by any Borrower hereunder or under the Notes (whether at the stated maturity, by acceleration or otherwise), to set off and appropriate and apply against such amount, any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, obligations, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any of its Affiliates or any branch or agency thereof to or for the credit or the account of such Borrower. Each Lender agrees promptly to notify the applicable Borrower, the Issuing Lender and the Administrative Agent after any such setoff and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such setoff and application.

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SECTION 10.12     Counterparts.

                  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts each of which shall constitute an original, but all of which when taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with Kimco, the Issuing Lender and the Administrative Agent. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 10.13     Severability.

                  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 10.14     Integration.

                  This Agreement and the other Loan Documents represent the entire agreement of the Borrowers, the Guarantors, the Administrative Agent, the Issuing Lender and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the Issuing Lender or any Lender relative to subject matter hereof or thereof not expressly set forth or referred to herein or in the other Loan Documents.

SECTION 10.15     GOVERNING LAW.

                  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 10.16     Submission to Jurisdiction; Waivers.

                  Kimco hereby irrevocably and unconditionally:

         (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

         (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

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         (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Borrower at its address set forth in Section 10.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

         (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

         (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding in connection with this Agreement or any other Loan Document any special, exemplary, punitive or consequential damages.

SECTION 10.17     Acknowledgments.

                  Each Borrower hereby acknowledges that:

         (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

         (b) neither the Administrative Agent, the Issuing Lender nor any Lender has any fiduciary relationship with or duty to any Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Administrative Agent, the Issuing Lender and the Lenders, on the one hand, and the Borrowers, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

         (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders, the Issuing Lender and the Administrative Agent or among the Borrowers, the Administrative Agent, the Issuing Lender and the Lenders.

SECTION 10.18     WAIVERS OF JURY TRIAL.

                  THE BORROWERS, THE ADMINISTRATIVE AGENT, THE ISSUING LENDER AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 10.19     Confidentiality.

                  Each of the Administrative Agent, the Issuing Lender and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder or to which the Administrative Agent, the Issuing Lender or any Lender is a party, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to any Borrower and its obligations, (g) with the consent of any Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, the Issuing Lender or any Lender on a nonconfidential basis from a source other than the Borrowers. For the purposes of this Section, "Information" means all information received from the Borrowers relating to any Borrower or its business, other than any such information that is available to the Administrative Agent, the Issuing Lender or any Lender on a nonconfidential basis; provided that in the case of information received from the Borrowers after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. Notwithstanding anything herein to the contrary, "Information" shall not include, and each party hereto may disclose to any and all Persons, without limitation of any kind, any information with respect to the U.S. federal income tax treatment and U.S. federal income tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such tax treatment and tax structure.

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SECTION 10.20     Judgment Currency.

         (a) The obligations hereunder and under the other Loan Documents of the Borrowers to make payments in Dollars or in an Alternate Currency, as the case may be (the "Obligation Currency"), shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Administrative Agent, the Issuing Lender or a Lender of the full amount of the Obligation Currency expressed to be payable to the Administrative Agent, the Issuing Lender or such Lender under this Agreement or the other Loan Documents. If, for the purpose of obtaining or enforcing judgment against any Borrower in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in the Obligation Currency, the conversion shall be made, at the Dollar Equivalent of such amount, in each case, as of the date immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the "Judgment Currency Conversion Date").

         (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the applicable Borrower obligated in respect thereof covenants and agrees to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount), as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate of exchange prevailing on the Judgment Currency Conversion Date.

         (c) For purposes of determining the Dollar Equivalent under this Section, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

SECTION 10.21     USA Patriot Act.

                  Each Lender that is subject to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), hereby notifies the Borrowers that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies the Borrowers, which information includes the name and address of the Borrowers and other information that will allow such Lender to identify the Borrowers in accordance with the Act.

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SECTION 10.22     Sharing Event.

         (a) (a) Upon the occurrence of a Sharing Event, automatically (and without the taking of any action) (x) all then outstanding Eurocurrency Loans denominated in an Alternate Currency shall be automatically converted into Loans denominated in Dollars (in an amount equal to the Dollar Equivalent, as determined by the Administrative Agent in accordance with this Agreement, of the aggregate principal amount of such Eurocurrency Loans on the date such Sharing Event first occurred, which Loans denominated in Dollars (i) shall thereafter be deemed to be ABR Loans and (ii) shall be immediately due and payable on the date such Sharing Event occurred) and (y) all accrued and unpaid interest and other amounts owing with respect to such Eurocurrency Loans shall be immediately due and payable in Dollars, in an amount equal to the Dollar Equivalent of such accrued and unpaid interest and other amounts.

         (b) Upon the occurrence of a Sharing Event, and after giving effect to any automatic conversion pursuant to Section 10.22(a), each Lender shall (and hereby unconditionally and irrevocably agrees to) purchase and sell (in each case in Dollars) undivided participating interests in all Loans (other than Competitive Rate Loans) outstanding to, and any unpaid amounts the Issuing Lender has disbursed under a Letter of Credit owing by, any Borrower in amounts such that each Lender shall have a share of the outstanding Loans (other than Competitive Loans) and unpaid amounts the Issuing Lender has disbursed under a Letter of Credit then owing by any Borrower equal to its Applicable Percentage of the Revolving Commitments (although if because of fluctuations in currency exchange rates any Lender would be required to purchase such participations after giving effect to which such Lender's Loans and Letter of Credit participations (including participations therein purchased pursuant to this Section) would exceed such Lender's Revolving Commitment, then such participations shall be in an amount after giving effect to which such Lender's Loans and Letter of Credit participations (including participations therein purchased pursuant to this Section) would equal such Lender's Revolving Commitment). Upon any such occurrence, the Administrative Agent shall notify each Lender and shall specify the amount of Dollars required from such Lender in order to effect the purchases and sales by the various Lenders of participating interests in the amounts required above (together with accrued interest with respect to the period for the last interest payment date through the date of the Sharing Event); provided, in the event that a Sharing Event shall have occurred, each Lender shall be deemed to have purchased, automatically and without request, such participating interests. Promptly upon receipt of such request, each Lender shall deliver to the Administrative Agent (in immediately available funds in Dollars) the net amounts as specified by the Administrative Agent. The Administrative Agent shall promptly deliver the amounts so received to the various Lenders in such amounts as are needed to effect the purchases and sales of participations as provided above. Promptly following receipt thereof, each Lender which has sold participations in any of its Loans and Letter of Credit participations (through the Administrative Agent) will deliver to each Lender (through the Administrative Agent) which has so purchased a participating interest a participation certificate dated the date of receipt of such funds and in such amount. It is understood that the amount of funds delivered by each Lender shall be calculated on a net basis, giving effect to both the sales and purchases of participations by the various Lenders as required above.

         (c) Upon the occurrence of a Sharing Event (i) no further Loans shall be made, (ii) all amounts from time to time accruing with respect to, and all amounts from time to time payable on account of, any outstanding Eurocurrency Loans denominated in any Alternate Currency (including any interest and other amounts which were accrued but unpaid on the date of such purchase) shall be converted to Loans denominated in Dollars in accordance with Section 10.22(a) and be payable immediately in Dollars as if such Eurocurrency Loans had originally been made in Dollars and shall be distributed by the relevant Lenders (or their affiliates) to the Administrative Agent for the account of the Lenders which made such Loans or are participating therein and (iii) the Revolving Commitments of the Lenders shall be automatically terminated. Notwithstanding anything to the contrary contained above, the failure of any Lender to purchase its participating interest in any Loans upon the occurrence of a Sharing Event shall not relieve any other Lender of its obligation hereunder to purchase its participating interests in a timely manner, but no Lender shall be responsible for the failure of any other Lender to purchase the participating interest to be purchased by such other Lender on any date.

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         (d) If any amount required to be paid by any Lender pursuant to Section
10.22(b) is not paid to the Administrative Agent within one (1) Business Day following the date upon which such Lender receives notice from the Administrative Agent of the amount of its participations required to be purchased pursuant to said Section, such Lender shall also pay to the Administrative Agent on demand an amount equal to the product of (i) the amount so required to be paid by such Lender for the purchase of its participations times (ii) the daily average Federal Funds Effective Rate during the period from and including the date of request for payment to the date on which such payment is immediately available to the Administrative Agent times (iii) a fraction the numerator of which is the number of days that elapsed during such period and the denominator of which is 360. If any such amount required to be paid by any Lender pursuant to Section 10.22(b) is not in fact made available to the Administrative Agent within three (3) Business Days following the date upon which such Lender receives notice from the Administrative Agent as to the amount of participations required to be purchased by it, the Administrative Agent shall be entitled to recover from such Lender on demand, such amount with interest thereon calculated from such request date at the rate per annum applicable to ABR Loans hereunder. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts payable by any Lender pursuant to this Section shall be deemed conclusive absent manifest error. Amounts payable under this Section shall be paid to the Administrative Agent for the account of the relevant Lenders; provided that, if the Administrative Agent (in its sole discretion) has elected to fund on behalf of such Lender the amounts owing to such Lenders, then the amounts shall be paid to the Administrative Agent for its own account.

         (e) Whenever, at any time after the relevant Lenders have received from any Lenders purchases of participations in any Loans pursuant to this Section, the Lenders receive any payment on account thereof, such Lenders will distribute to the Administrative Agent, for the account of the various Lenders participating therein, such Lenders' participating interests in such amounts (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such participations were outstanding) in like funds as received; provided, that in the event that such payment received by any Lenders are required to be returned, the Lenders who received previous distributions in respect of their participating interests therein will return to the respective Lenders any portion thereof previously so distributed to them in like funds as such payment is required to be returned by the respective Lenders.

         (f) Each Lender's obligation to purchase participating interests pursuant to this Section shall be absolute and unconditional and shall not be affected by any circumstances including (i) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against any other Lender, any Borrower or any other Person for any reason whatsoever, (ii) the occurrence or continuance of an Event of Default, (iii) any adverse change in the condition (financial or otherwise) of Kimco or any other Person, (iv) any breach of this Agreement by Kimco, any of its Subsidiaries or any Lender or any other Person, or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

         (g) Notwithstanding anything to the contrary contained elsewhere in this Agreement, upon any purchase of participations as required above, each Lender which has purchased such participations shall be entitled to receive from the applicable Borrower any increased costs and indemnities directly from the applicable Borrower to the same extent as if it were the direct Lender as opposed to a participant therein. Each Borrower acknowledges and agrees that, upon the occurrence of a Sharing Event and after giving effect to the requirements of this Section, increased taxes may be owing by the Borrower pursuant to Section 2.12, which taxes shall be paid (to the extent provided in Section 2.12) by the applicable Borrower, without any claim that the increased taxes are not payable because same resulted from the participations effected as otherwise required by this Section.

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                                   ARTICLE XI

                               GUARANTEE BY KIMCO

SECTION 11.1      Guarantee.

                  In order to induce the Lenders to extend credit hereunder, Kimco hereby irrevocably and unconditionally guarantees to the Administrative Agent for the benefit of the Lender Parties and the Administrative Agent, as a primary obligor and not merely as a surety, the due and punctual payment of all Obligations of all the Subsidiary Borrowers (collectively, the "Guaranteed Obligations"). Kimco agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Guaranteed Obligations. Each and every default in payment or performance on any Guaranteed Obligation shall give rise to a separate cause of action hereunder, and separate suits may be brought hereunder as each cause of action arises.

SECTION 11.2      Guaranteed Obligations Not Waived.

                  To the fullest extent permitted by applicable law, Kimco waives presentment to, demand of payment from and protest to any Subsidiary Borrower or to any other guarantor of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of Kimco hereunder shall not be affected by (a) the failure of any Lender Party to assert any claim or demand or to enforce or exercise any right or remedy against the applicable Borrower or any other Loan Party under the provisions of the Loan Documents or otherwise; (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of any Loan Document or any other agreement; (c) the failure or delay of any Lender Party for any reason whatsoever to exercise any right or remedy against any other guarantor of the Obligations; (d) the failure of any Lender Party to assert any claim or demand or to enforce any remedy under any Loan Document, any guarantee or any other agreement or instrument; (e) any default, failure or delay, willful or otherwise, in the performance of any Guaranteed Obligations; (f) any change in the corporate existence or structure of any Borrower; (g) the existence of any claims or set-off rights that Kimco may have, (h) any law, regulation, decree or order of any jurisdiction or any event affecting any term of a guaranteed obligation; or (i) any other act, omission or delay to do any other act which may or might in any manner or to any extent vary the risk of Kimco or otherwise operate as a discharge or exoneration of Kimco as a matter of law or equity or which would impair or eliminate any right of Kimco to subrogation

SECTION 11.3      Guarantee of Payment.

                  Kimco agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, that such guarantee may be enforced at any time and from time to time, on one or more occasions, during the continuance of any Event of Default, without any prior demand or enforcement in respect of any Guaranteed Obligations, and that Kimco waives any right to require that any resort be had by any Lender Party to any other Guarantor or other guarantee, or to any security held for payment of any Guaranteed Obligations. The solicitation of, or the delivery by Kimco of, any confirmation or reaffirmation of this Agreement under any circumstance shall not give rise to any inference as to the continued effectiveness of this Agreement in any other circumstance in which the confirmation or reaffirmation hereof has not been solicited or has not been delivered (whether or not solicited), and the obligations of Kimco hereunder shall continue in effect as herein provided notwithstanding any solicitation or delivery of any confirmation or reaffirmation hereof, or any failure to solicit or to deliver any such confirmation or reaffirmation, under any circumstances.

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SECTION 11.4      No Discharge or Diminishment of Guarantee.

                  The obligations of Kimco under this guarantee shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the payment in full in cash of the Guaranteed Obligations), including any claim of waiver, release, surrender, amendment, modification, alteration or compromise of any of the Guaranteed Obligations or of any collateral security or guarantee or other accommodation in respect thereof, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or any Loan Document or any provision thereof (or of this Agreement or any provision hereof) or otherwise. Without limiting the generality of the foregoing, the obligations of Kimco under this guarantee shall not be discharged or impaired or otherwise affected by any change of location, form or jurisdiction of any Subsidiary Borrower or any other Person, any merger, consolidation or amalgamation of any Subsidiary Borrower or any other Person into or with any other Person, any sale, lease or transfer of any of the assets of any Subsidiary Borrower or any other Person to any other Person, any other change of form, structure, or status under any law in respect of any Subsidiary Borrower or any other Person, or any other occurrence, circumstance, happening or event whatsoever, whether similar or dissimilar to the foregoing, whether foreseen or unforeseen, that might otherwise constitute a legal or equitable defense, release, exoneration, or discharge or that might otherwise limit recourse against any Subsidiary Borrower or Kimco or any other Person. The obligations of Kimco under this guarantee shall extend to all Guaranteed Obligations without limitation of amount, and Kimco agrees that it shall be obligated to honor its guarantee hereunder whether or not any other Guarantor (i) has been called to honor its guarantee (ii) has failed to honor its guarantee in whole or in part, or (iii) has been released for any reason whatsoever from its obligations under its guarantee.

SECTION 11.5      Defenses Waived; Maturity of Guaranteed Obligations.

                  To the fullest extent permitted by applicable law, Kimco waives any defense based on or arising out of any defense of any Subsidiary Borrower or any other guarantor or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Subsidiary Borrower, other than the final payment in full in cash of the Guaranteed Obligations. The Lender Parties may, at their election, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Subsidiary Borrower or any other Person (including any other Guarantor) or exercise any other right or remedy available to them against such Subsidiary Borrower or any other Person (including any other Guarantor), without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been fully, and finally paid in cash. To the fullest extent permitted by applicable law, Kimco waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of Kimco against any Subsidiary Borrower or any other Person, as the case may be, or any security. Kimco agrees that, as between Kimco, on the one hand, and the Lender Parties, on the other hand, (i) the maturity of the Guaranteed Obligations guaranteed hereby may be accelerated for the purposes of Kimco's guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration as to any Subsidiary Borrower in respect of the Guaranteed Obligations guaranteed hereby (other than any notices and cure periods expressly granted to any Subsidiary Borrower in this Agreement or any other Loan Document evidencing or securing the Guaranteed Obligations) and (ii) in the event of any such acceleration of such Guaranteed Obligations, such Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable in full by Kimco for purposes of this Agreement.

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SECTION 11.6      Agreement to Pay; Subordination.

                  In furtherance of the foregoing and not in limitation of any other right that any Lender Party has at law or in equity against Kimco by virtue hereof, upon the failure of any Subsidiary Borrower to pay (after the giving of any required notice and the expiration of any cure period expressly granted to such Subsidiary Borrower in this Agreement or any other Loan Document evidencing any Guaranteed Obligation) any Guaranteed Obligation when and as the same shall become due, whether at maturity, upon mandatory prepayment, by acceleration, after notice of prepayment or otherwise, Kimco hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for the benefit of the Lender Parties, in cash the amount of such unpaid Guaranteed Obligation. Upon payment by Kimco of any sums as provided above, all rights of Kimco against the applicable Subsidiary Borrower or any other Person arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior payment in full in cash of all the Guaranteed Obligations. In addition, any indebtedness of any Subsidiary Borrower now or hereafter held by Kimco is hereby subordinated in right of payment to the prior payment in full in cash of the Guaranteed Obligations. If any amount shall erroneously be paid to Kimco on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of any Subsidiary Borrower, such amount shall be held in trust for the benefit of the Lender Parties and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Guaranteed Obligations, whether matured or unmatured.

SECTION 11.7      Reinstatement.

                  Kimco further agrees that its obligations hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by any Lender Party upon the bankruptcy or reorganization of any Subsidiary Borrower or otherwise. Nothing shall discharge or satisfy the liability of Kimco hereunder except the full performance and payment in full in cash of the Guaranteed Obligations.

SECTION 11.8      Information.

                  Kimco assumes all responsibility for being and keeping itself informed of the Subsidiary Borrowers' financial condition and assets, and of all other circumstances bearing upon the nature, scope and extent of the risks that Kimco assumes and incurs hereunder, and agrees that neither the Administrative Agent nor any other Lender Party will have any duty to advise Kimco of information now or hereafter known to it or any of them regarding any of the foregoing.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duty executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                           [SIGNATURE PAGES TO FOLLOW]

    Signature Page to Amended and Restated Credit Agreement dated as of July 26, 2005 among Kimco Realty Corporation and Others

                                            KIMCO REALTY CORPORATION


                                            By: /s/ Glenn G. Cohen
                                               ------------------------
                                                Name: Glenn G. Cohen
                                                Title: Vice President


             EXECUTION PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

    Signature Page to Amended and Restated Credit Agreement dated as of July 26, 2005 among Kimco Realty Corporation and Others

                       JPMORGAN CHASE BANK, N.A.
                       (formerly known as JPMorgan Chase Bank), as a Lender, as Issuing Lender, and as Administrative Agent


                       By:      /s/ Charles e. Hoagland
                          ----------------------------------
                                Name: Charles E. Hoagland
                                Title: Vice President


             EXECUTION PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

    Signature Page to Amended and Restated Credit Agreement dated as of July 26, 2005 among Kimco Realty Corporation and Others

                                 J.P. MORGAN EUROPE LIMITED, as Administrative Agent with respect to Alternate Currency Borrowings


                                 By:      /s/ Stephen Gillies   /s/ Ching Lou
                                    -------------------------------------------
                                          Name: Stephen Gillies   Ching Lou
                                          Title:  Associate        Associate


             EXECUTION PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

    Signature Page to Amended and Restated Credit Agreement dated as of July 26, 2005 among Kimco Realty Corporation and Others

                          WACHOVIA BANK, NATIONAL ASSOCIATION, as Lender and as Syndication Agent


                          By:      /s/ Cynthia A. Bean
                            ---------------------------------
                                   Name: Cynthia A. Bean
                                   Title: Vice President


             EXECUTION PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

    Signature Page to Amended and Restated Credit Agreement dated as of July 26, 2005 among Kimco Realty Corporation and Others

                    THE BANK OF NOVA SCOTIA, NEW YORK AGENCY, as Lender and as Syndication Agent


                    By:      /s/ R. H. Boese
                       ---------------------
                             Name: R. H. Boese
                             Title: Managing Director


             EXECUTION PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

    Signature Page to Amended and Restated Credit Agreement dated as of July 26, 2005 among Kimco Realty Corporation and Others

                     UBS LOAN FINANCE LLC , as Lender and as Documentation Agent


                     By:      /s/ Toba Lumbantobing
                        -----------------------------------
                              Name: Toba Lumbantobing
                              Title: Associate Director
                                     Banking Products
                                     Services, US

                     By:      /s/ Richard L. Tavrow
                              Name: Richard L. Tavrow
                              Title: Director
                                     Banking Products
                                     Services, US


             EXECUTION PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

    Signature Page to Amended and Restated Credit Agreement dated as of July 26, 2005 among Kimco Realty Corporation and Others

                     WELLS FARGO BANK NATIONAL ASSOCIATION, as Lender and as Documentation Agent


                     By:      /s/ William Jordan
                        ----------------------------------
                              Name: William Jordan
                              Title: Vice President


             EXECUTION PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

    Signature Page to Amended and Restated Credit Agreement dated as of July 26, 2005 among Kimco Realty Corporation and Others

                     UFJ BANK LIMITED, as Lender and as Managing Agent


                     By:      /s/ Jesse McDonald
                        ----------------------------------
                              Name: Jesse McDonald
                              Title: Vice President


             EXECUTION PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

    Signature Page to Amended and Restated Credit Agreement dated as of July 26, 2005 among Kimco Realty Corporation and Others

                     SUNTRUST BANK, as Lender and as Managing Agent


                     By:      /s/ Nancy B. Richard
                        --------------------------------------
                              Name: Nancy B. Richards
                              Title: Senior Vice President


             EXECUTION PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

    Signature Page to Amended and Restated Credit Agreement dated as of July 26, 2005 among Kimco Realty Corporation and Others

                     MERRILL LYNCH BANK USA, as Lender and as Managing Agent


                     By:      /s/ Louis Alder
                        --------------------------------
                              Name: Louis Alder
                              Title: Director


             EXECUTION PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

    Signature Page to Amended and Restated Credit Agreement dated as of July 26, 2005 among Kimco Realty Corporation and Others

                     EUROHYPO AG, NEW YORK BRANCH, as Lender and as
                     Managing Agent


                     By:      /s/ David Sarner
                        -----------------------------
                              Name: David Sarner
                              Title: Director

                     By:      /s/ Jeff Pago
                        -----------------------------
                              Name: Jeff Pago
                              Title: Director


             EXECUTION PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

    Signature Page to Amended and Restated Credit Agreement dated as of July 26, 2005 among Kimco Realty Corporation and Others

                     THE BANK OF NEW YORK, as Lender and as Managing Agent


                     By:      /s/ Anthony A. Filorimo
                        ------------------------------------
                              Name: Anthony A. Filorimo
                              Title: Vice President


             EXECUTION PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

    Signature Page to Amended and Restated Credit Agreement dated as of July 26, 2005 among Kimco Realty Corporation and Others

                     AMSOUTH BANK, as Lender and as Managing Agent


                     By:      /s/ Robert Blair
                        --------------------------------
                              Name: Robert Blair
                              Title: Vice President


             EXECUTION PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

    Signature Page to Amended and Restated Credit Agreement dated as of July 26, 2005 among Kimco Realty Corporation and Others

                     BANK OF AMERICA, N.A., as Lender and as Managing Agent


                     By:      /s/ Michael W. Edwards
                        ---------------------------------------
                              Name: Michael W. Edwards
                              Title: Senior Vice President


             EXECUTION PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

    Signature Page to Amended and Restated Credit Agreement dated as of July 26, 2005 among Kimco Realty Corporation and Others

                     ROYAL BANK OF CANADA, as Lender and as Managing Agent


                     By:      /s/ Gordon MacArthur
                        -----------------------------------------
                              Name: Gordon MacArthur
                              Title: Authorized Signatory


             EXECUTION PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

    Signature Page to Amended and Restated Credit Agreement dated as of July 26, 2005 among Kimco Realty Corporation and Others

                     MIZUHO CORPORATE BANK (USA), as Lender and as
                     Managing Agent


                     By:      /s/ Yuichi Hirashima
                        --------------------------------------
                              Name: Yuichi Hirashima
                              Title: Senior Vice President


             EXECUTION PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

    Signature Page to Amended and Restated Credit Agreement dated as of July 26, 2005 among Kimco Realty Corporation and Others

                     US BANK NATIONAL ASSOCIATION, as Lender and as
                     Managing Agent


                     By:      /s/ A. Jeffrey Jacobson
                        --------------------------------------
                              Name: A. Jeffrey Jacobson
                              Title: Vice President


             EXECUTION PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

    Signature Page to Amended and Restated Credit Agreement dated as of July 26, 2005 among Kimco Realty Corporation and Others

                      WESTLB AG, NEW YORK BRANCH, as Lender and as
                      Managing Agent


                      By:      /s/ Lillian Tung Lum
                         --------------------------------
                               Name: Lillian Tung Lum
                               Title:

                      By:      /s/ Pui Chow
                         --------------------------------
                               Name: Pui Chow
                               Title: Director


             EXECUTION PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

    Signature Page to Amended and Restated Credit Agreement dated as of July 26, 2005 among Kimco Realty Corporation and Others

                     CITICORP NORTH AMERICA, INC. , as Lender and as Co-Agent


                     By:      /s/ Jeanne M. Craig
                        ----------------------------------
                              Name: Jeanne M. Craig
                              Title: Vice President


             EXECUTION PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

    Signature Page to Amended and Restated Credit Agreement dated as of July 26, 2005 among Kimco Realty Corporation and Others

                     BARCLAYS BANK PLC, as Lender and as Co-Agent


                     By:      /s/ Alison a. McGuigan
                        --------------------------------------
                              Name: Alison A. McGuigan
                              Title: Associate Director


             EXECUTION PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

    Signature Page to Amended and Restated Credit Agreement dated as of July 26, 2005 among Kimco Realty Corporation and Others

                     THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND, as Lender and as Co-Agent


                     By:      /s/ Gwen Evans        /s/ Iain Donovan
                        -------------------------------------------------------
                       Name: Gwen Evans                Iain Donovan
                       Title: Authorised Signature     Authorised Signatory


             EXECUTION PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

    Signature Page to Amended and Restated Credit Agreement dated as of July 26, 2005 among Kimco Realty Corporation and Others

                     MANUFACTURERS AND TRADERS TRUST COMPANY, as Lender and as Co-Agent


                     By:      /s/ James Morris
                        ------------------------------------------
                              Name: James Morris
                              Title: Assistant Vice President


             EXECUTION PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

    Signature Page to Amended and Restated Credit Agreement dated as of July 26, 2005 among Kimco Realty Corporation and Others

                     SUMITOMO MITSUI BANKING CORPORATION, as Lender and as Co-Agent


                     By:      /s/ William M. Ginn
                        -----------------------------------
                              Name: William M. Ginn
                              Title: General Manager


             EXECUTION PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

    Signature Page to Amended and Restated Credit Agreement dated as of July 26, 2005 among Kimco Realty Corporation and Others

                     KEYBANK NATIONAL ASSOCIATION, as Lender


                     By:      /s/ Joshua K. Mayers
                        ----------------------------------------
                              Name: Joshua K. Mayers
                              Title: Assistant Vice President


             EXECUTION PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

    Signature Page to Amended and Restated Credit Agreement dated as of July 26, 2005 among Kimco Realty Corporation and Others

                     CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, as Lender


                     By:      /s/ Jim c. Y. Chen
                        ------------------------
                              Name: Jim C. Y. Chen
                              Title: VP & General Manager


             EXECUTION PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

    Signature Page to Amended and Restated Credit Agreement dated as of July 26, 2005 among Kimco Realty Corporation and Others

                     CIBC INC., as Lender


                     By:      /s/ Joel Gershkon
                        ---------------------------------------
                              Name: Joel Gershkon
                              Title: Authorized Signatory


             EXECUTION PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

    Signature Page to Amended and Restated Credit Agreement dated as of July 26, 2005 among Kimco Realty Corporation and Others

                     BANCO POPULAR DE PUERTO RICO, as Lender


                     By:      /s/ Hector J. Gonzalez
                        -------------------------------------
                              Name: Hector J. Gonzalez
                              Title: Vice President


             EXECUTION PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

    Signature Page to Amended and Restated Credit Agreement dated as of July 26, 2005 among Kimco Realty Corporation and Others

                     MALAYAN BANKING BERHAD, as Lender


                     By:      /s/ Wan Fadzmi Oriman
                        -------------------------------------
                              Name: Wan Fadzmi Oraiman
                              Title: General Manager


             EXECUTION PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

    Signature Page to Amended and Restated Credit Agreement dated as of July 26, 2005 among Kimco Realty Corporation and Others

By signing below, each of the undersigned Exiting Lenders, Existing Documentation Agents and the Existing Co-Agents hereby consents and agrees, upon the Effective Date referred to in this Agreement, to its removal as a party (in the case of an Exiting Lender), as a Lender (in the case of an Exiting Lender), as a Documentation Agent (in the case of an Existing Documentation Agent) and as Co-Agent (in the case of an Existing Co-Agent), as the case may be, to or under this Agreement and, in the case of an Exiting Lender, to the rescission of all purchases of Letter of Credit participations pursuant to Section 3.4 of the Existing Credit Agreement referred to in this Agreement and further agrees to the provisions relating to its Existing Notes, if any, contained in Section 2.2(g) of this Agreement; provided, in each case, that (i) the payments specified in Section 5.1(b) of this Agreement shall have been made and (ii) the provisions of Sections 10.5 and 9.3 of the Existing Credit Agreement referred to in this Agreement shall continue in effect for their benefit in respect of any actions taken or omitted to be taken by any of them on or prior to the Effective
Date:

THE BANK OF NOVA SCOTIA, NEW YORK AGENCY, as Existing Documentation Agent


By:        /s/ R. H. Boese
      -----------------------------------------------------------
      Name: R. H. Boese
      Title: Managing Director


             EXECUTION PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

    Signature Page to Amended and Restated Credit Agreement dated as of July 26, 2005 among Kimco Realty Corporation and Others

By signing below, each of the undersigned Exiting Lenders, Existing Documentation Agents and the Existing Co-Agents hereby consents and agrees, upon the Effective Date referred to in this Agreement, to its removal as a party (in the case of an Exiting Lender), as a Lender (in the case of an Exiting Lender), as a Documentation Agent (in the case of an Existing Documentation Agent) and as Co-Agent (in the case of an Existing Co-Agent), as the case may be, to or under this Agreement and, in the case of an Exiting Lender, to the rescission of all purchases of Letter of Credit participations pursuant to Section 3.4 of the Existing Credit Agreement referred to in this Agreement and further agrees to the provisions relating to its Existing Notes, if any, contained in Section 2.2(g) of this Agreement; provided, in each case, that (i) the payments specified in Section 5.1(b) of this Agreement shall have been made and (ii) the provisions of Sections 10.5 and 9.3 of the Existing Credit Agreement referred to in this Agreement shall continue in effect for their benefit in respect of any actions taken or omitted to be taken by any of them on or prior to the Effective
Date:

THE BANK OF NEW YORK, as Existing Co-Agent


By:        /s/ Anthony A. Filorimo
      -----------------------------------------------------------
      Name: Anthony A. Filorimo
      Title: Vice President


             EXECUTION PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

    Signature Page to Amended and Restated Credit Agreement dated as of July 26, 2005 among Kimco Realty Corporation and Others

By signing below, each of the undersigned Exiting Lenders, Existing Documentation Agents and the Existing Co-Agents hereby consents and agrees, upon the Effective Date referred to in this Agreement, to its removal as a party (in the case of an Exiting Lender), as a Lender (in the case of an Exiting Lender), as a Documentation Agent (in the case of an Existing Documentation Agent) and as Co-Agent (in the case of an Existing Co-Agent), as the case may be, to or under this Agreement and, in the case of an Exiting Lender, to the rescission of all purchases of Letter of Credit participations pursuant to Section 3.4 of the Existing Credit Agreement referred to in this Agreement and further agrees to the provisions relating to its Existing Notes, if any, contained in Section 2.2(g) of this Agreement; provided, in each case, that (i) the payments specified in Section 5.1(b) of this Agreement shall have been made and (ii) the provisions of Sections 10.5 and 9.3 of the Existing Credit Agreement referred to in this Agreement shall continue in effect for their benefit in respect of any actions taken or omitted to be taken by any of them on or prior to the Effective
Date:


EUROHYPO AG, NEW YORK BRANCH, as Existing Co-Agent


By:        /s/ David Sarner
      -----------------------------------------------------------
      Name: David Sarner
      Title: Director


By:        /s/ Jeff Page
      -----------------------------------------------------------
      Name: Jeff Page
      Title: Director


             EXECUTION PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

    Signature Page to Amended and Restated Credit Agreement dated as of July 26, 2005 among Kimco Realty Corporation and Others

By signing below, each of the undersigned Exiting Lenders, Existing Documentation Agents and the Existing Co-Agents hereby consents and agrees, upon the Effective Date referred to in this Agreement, to its removal as a party (in the case of an Exiting Lender), as a Lender (in the case of an Exiting Lender), as a Documentation Agent (in the case of an Existing Documentation Agent) and as Co-Agent (in the case of an Existing Co-Agent), as the case may be, to or under this Agreement and, in the case of an Exiting Lender, to the rescission of all purchases of Letter of Credit participations pursuant to Section 3.4 of the Existing Credit Agreement referred to in this Agreement and further agrees to the provisions relating to its Existing Notes, if any, contained in Section 2.2(g) of this Agreement; provided, in each case, that (i) the payments specified in Section 5.1(b) of this Agreement shall have been made and (ii) the provisions of Sections 10.5 and 9.3 of the Existing Credit Agreement referred to in this Agreement shall continue in effect for their benefit in respect of any actions taken or omitted to be taken by any of them on or prior to the Effective
Date:


KEYBANK NATIONAL ASSOCIATION, as Existing Co-Agent


By:        /s/ Joshua K. Mayers
      -----------------------------------------------------------
      Name: Joshua K. Mayers
      Title: Assistant Vice President


             EXECUTION PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

    Signature Page to Amended and Restated Credit Agreement dated as of July 26, 2005 among Kimco Realty Corporation and Others

By signing below, each of the undersigned Exiting Lenders, Existing Documentation Agents and the Existing Co-Agents hereby consents and agrees, upon the Effective Date referred to in this Agreement, to its removal as a party (in the case of an Exiting Lender), as a Lender (in the case of an Exiting Lender), as a Documentation Agent (in the case of an Existing Documentation Agent) and as Co-Agent (in the case of an Existing Co-Agent), as the case may be, to or under this Agreement and, in the case of an Exiting Lender, to the rescission of all purchases of Letter of Credit participations pursuant to Section 3.4 of the Existing Credit Agreement referred to in this Agreement and further agrees to the provisions relating to its Existing Notes, if any, contained in Section 2.2(g) of this Agreement; provided, in each case, that (i) the payments specified in Section 5.1(b) of this Agreement shall have been made and (ii) the provisions of Sections 10.5 and 9.3 of the Existing Credit Agreement referred to in this Agreement shall continue in effect for their benefit in respect of any actions taken or omitted to be taken by any of them on or prior to the Effective
Date:


MERRILL LYNCH BANK USA, as Existing Co-Agent


By:        /s/ Louis Alder
      -----------------------------------------------------------
      Name: Louis Alder
      Title: Director


             EXECUTION PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

    Signature Page to Amended and Restated Credit Agreement dated as of July 26, 2005 among Kimco Realty Corporation and Others

By signing below, each of the undersigned Exiting Lenders, Existing Documentation Agents and the Existing Co-Agents hereby consents and agrees, upon the Effective Date referred to in this Agreement, to its removal as a party (in the case of an Exiting Lender), as a Lender (in the case of an Exiting Lender), as a Documentation Agent (in the case of an Existing Documentation Agent) and as Co-Agent (in the case of an Existing Co-Agent), as the case may be, to or under this Agreement and, in the case of an Exiting Lender, to the rescission of all purchases of Letter of Credit participations pursuant to Section 3.4 of the Existing Credit Agreement referred to in this Agreement and further agrees to the provisions relating to its Existing Notes, if any, contained in Section 2.2(g) of this Agreement; provided, in each case, that (i) the payments specified in Section 5.1(b) of this Agreement shall have been made and (ii) the provisions of Sections 10.5 and 9.3 of the Existing Credit Agreement referred to in this Agreement shall continue in effect for their benefit in respect of any actions taken or omitted to be taken by any of them on or prior to the Effective
Date:


SUNTRUST BANK, as Existing Co-Agent


By:        /s/ Nancy B. Richards
      -----------------------------------------------------------
      Name: Nancy B. Richards
      Title: Senior Vice President


             EXECUTION PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

    Signature Page to Amended and Restated Credit Agreement dated as of July 26, 2005 among Kimco Realty Corporation and Others

By signing below, each of the undersigned Exiting Lenders, Existing Documentation Agents and the Existing Co-Agents hereby consents and agrees, upon the Effective Date referred to in this Agreement, to its removal as a party (in the case of an Exiting Lender), as a Lender (in the case of an Exiting Lender), as a Documentation Agent (in the case of an Existing Documentation Agent) and as Co-Agent (in the case of an Existing Co-Agent), as the case may be, to or under this Agreement and, in the case of an Exiting Lender, to the rescission of all purchases of Letter of Credit participations pursuant to Section 3.4 of the Existing Credit Agreement referred to in this Agreement and further agrees to the provisions relating to its Existing Notes, if any, contained in Section 2.2(g) of this Agreement; provided, in each case, that (i) the payments specified in Section 5.1(b) of this Agreement shall have been made and (ii) the provisions of Sections 10.5 and 9.3 of the Existing Credit Agreement referred to in this Agreement shall continue in effect for their benefit in respect of any actions taken or omitted to be taken by any of them on or prior to the Effective
Date:

UBS AG, CAYMAN ISLANDS BRANCH, as Exiting Lender and as Existing Documentation Agent


By:        /s/ Wilfred v. Saint
      -----------------------------------------------------------
      Name: Wilfred V. Saint
      Title: Director


By:        /s/ Richard L. Tavrow
      -----------------------------------------------------------
      Name: Richard L. Tavrow
      Title: Director


             EXECUTION PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT

    Signature Page to Amended and Restated Credit Agreement dated as of July 26, 2005 among Kimco Realty Corporation and Others

By signing below, each of the undersigned Exiting Lenders, Existing Documentation Agents and the Existing Co-Agents hereby consents and agrees, upon the Effective Date referred to in this Agreement, to its removal as a party (in the case of an Exiting Lender), as a Lender (in the case of an Exiting Lender), as a Documentation Agent (in the case of an Existing Documentation Agent) and as Co-Agent (in the case of an Existing Co-Agent), as the case may be, to or under this Agreement and, in the case of an Exiting Lender, to the rescission of all purchases of Letter of Credit participations pursuant to Section 3.4 of the Existing Credit Agreement referred to in this Agreement and further agrees to the provisions relating to its Existing Notes, if any, contained in Section 2.2(g) of this Agreement; provided, in each case, that (i) the payments specified in Section 5.1(b) of this Agreement shall have been made and (ii) the provisions of Sections 10.5 and 9.3 of the Existing Credit Agreement referred to in this Agreement shall continue in effect for their benefit in respect of any actions taken or omitted to be taken by any of them on or prior to the Effective
Date:

CIBC WORLD MARKETS CORP., as Exiting Lender


By:        /s/ Joel Gershkon
      -----------------------------------------------------------
      Name: Joel Gershkon
      Title: Authorized Signatory


             EXECUTION PAGE TO AMENDED AND RESTATED CREDIT AGREEMENT